Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.2

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

As Adopted on July 31, 2013

As Amended on December 23, 2013, June 5, 2014, October 14, 2014, November 13, 2014, January

28, 2016, April 27, 2017, December 1, 2017 and January 30, 20181

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries by offering eligible persons an opportunity to participate in the Company’s future performance through the grant of Awards covering Shares. Capitalized terms not defined in the text are defined in Section 17 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan that is required in law only because of Section 25102(o) need not apply if the Committee so provides.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.2 and 11 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 208,200,000 Shares (which number takes into account the one-for-ten forward stock split effected on January 31, 2014 and the one-for-four forward stock split effected on December 15, 2014) plus (a) shares that are subject to issuance under the 2010 Stock Plan (the “Prior Plan”) but cease to be subject to an award for any reason other than exercise of an option after the Effective Date and (b) shares that were issued under the Prior Plan which are repurchased by the Company or which are forfeited or used to pay withholding obligations or pay the exercised price of an Option. Subject to Sections 2.2 and 11 hereof, Shares subject to Awards that are cancelled, forfeited, settled in cash, used to pay withholding obligations or pay the exercise price of an Option or that expire by their terms at any time will again be available for grant and issuance in connection with other Awards. In the event that Shares previously issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, right of first refusal, or repurchase by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 2,082,000,000 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan (the “ISO Limit”). Subject to Sections 2.2 and 11 hereof, in the event that the number of Shares reserved for issuance under the Plan is increased, the ISO Limit shall be automatically increased by such number of Shares such that the ISO Limit equals (a) ten (10) multiplied by (b) the number of Shares reserved for issuance under the Plan.

[1]

The initial number of shares of Class A Common Stock reserved for issuance under the Plan was 230,000 shares, approved by the Board on July 31, 2013, which was subsequently increased to 1,230,000 shares by the Board on December 23, 2013. On January 31, 2014, the Company effected a one-for-ten forward stock split that increased the number of shares of Class A Common Stock reserved for issuance under the Plan to 12,300,000. On June 5, 2014, the Board increased the number of shares of Class A Common Stock reserved for issuance under the Plan to 19,300,000. On October 13, 2014, the Board approved amendments to the Plan. On November 13, 2014, the Board increased the number of shares of Class A Common Stock reserved for issuance under the Plan to 28,300,000. On December 15, 2014, the Company effected a one-for-four forward stock split that increased the number of shares of Class A Common Stock reserved for issuance under the Plan to 113,200,000. On January 28, 2016, the Board increased the number of shares of Class A Common Stock reserved for issuance under the Plan by 30,000,000 (reflecting all prior stock splits) to 143,200,000. On April 27, 2017, the Board approved an amendment to Section 4.6.1 as set forth herein. On December 1, 2017, the Compensation Committee approved an amendment to Sections 4.6.1 and 8.2.2 as set forth herein. On January 30, 2018, the Board increased the number of shares of Class A Common Stock reserved for issuance under the Plan by 65,000,000, to 208,200,000.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

2.2 Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or other change in the capital structure of the Company affecting Shares without consideration, then in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, and (c) the Purchase Prices of and/or number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.

3. PLAN FOR BENEFIT OF SERVICE PROVIDERS.

3.1 Eligibility. The Committee will have the authority to select persons to receive Awards. ISOs (as defined in Section 4 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 4 hereof) and all other types of Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital- raising transaction when Rule 701 is to apply to the Award granted for such services. A person may be granted more than one Award under this Plan.

3.2 No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant’s employment or other relationship at any time, with or without Cause.

4. OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs” or “Incentive Stock Options”) or Nonqualified Stock Options (“NQSOs” or “Nonstatutory Stock Options”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following.

4.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

4.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

4.3 Exercise Period. Options may be exercisable within the time or upon the events determined by the Committee in the Award Agreement and may be awarded immediately but subject to repurchase pursuant to Section 10 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that (a) no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and (b) no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

4.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and shall not be less than the Fair Market Value per Share unless expressly determined in writing by the Committee on the Option’s date of grant; provided that the Exercise Price of an ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 8 hereof.

4.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (a) the number of Shares being purchased, (b) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (c) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Each Participant’s Exercise Agreement may be modified by (i) agreement of Participant and the Company or (ii) substitution by the Company, upon becoming a public company, in order to add the payment terms set forth in Section 8.1 that apply to a public company and such other terms as shall be necessary or advisable in order to exercise a public company option. Upon exercise of an Option, Participant shall execute and deliver to the Company the Exercise Agreement then in effect, together with payment in full of the Exercise Price for the number of Shares being purchased and payment of any applicable taxes. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.2 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

4.6 Termination. Subject to earlier termination pursuant to Sections 11 and 16.3 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following terms and conditions.

4.6.1 Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period as may be determined by the Committee) but in any event, no later than the expiration date of the Options. Any such Options that remain exercisable for more than (3) months after the date Participant ceases to be an Employee shall be deemed to be NQSOs.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

4.6.2 Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, after the Termination Date as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant ceases to be an employee when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant ceases to be an employee when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

4.6.3 For Cause. If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

4.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

4.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 16.1 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

4.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 4.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 4.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price.

4.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

4.11 Information to Optionees. If the Company is relying on the exemption from registration under Section 12(g) of the Exchange Act pursuant to Rule 12h-1(f)(1) promulgated under the Exchange Act, then the Company shall provide the Required Information (as defined below) in the manner required by Rule 12h-1(f)(1) to all optionees every six months until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is no longer relying on the exemption pursuant to Rule 12h-1(f)(1); provided, that, prior to receiving access to the Required Information the optionee must agree to keep the Required Information confidential pursuant to a written agreement in the form provided by the Company. For purposes of this Section 4.11, “Required Information” means the information described in Rules 701(e)(3), (4) and (5) under the Securities Act.

5. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following terms and conditions.

5.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

5.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 8 hereof.

5.3 Dividends and Other Distributions. Participants holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Committee provides otherwise at the time of award. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

5.4 Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Sections 9 and 10 hereof or, with respect to a Restricted Stock Award to which Section 25102(o) is to apply, such other restrictions not inconsistent with Section 25102(o).

6. RESTRICTED STOCK UNITS.

6.1 Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an Award covering a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future. No Purchase Price shall apply to an RSU settled in Shares. All grants of Restricted Stock Units will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

6.2 Form and Timing of Settlement. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder. Payment may be made in the form of cash or whole Shares or a combination thereof, all as the Committee determines.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

7. STOCK APPRECIATION RIGHTS.

7.1 Awards of SARs. Stock Appreciation Rights (“SARs”) may be settled in cash, or Shares (which may consist of Restricted Stock or RSUs), having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being settled. All grants of SARs made pursuant to this Plan will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

7.2 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The Award Agreement shall set forth the Expiration Date; provided that no SAR will be exercisable after the expiration of ten years from the date the SAR is granted.

7.3 Exercise Price. The Committee will determine the Exercise Price of the SAR when the SAR is granted, and which may not be less than the Fair Market Value on the date of grant and may be settled in cash or in Shares.

7.4 Termination. Subject to earlier termination pursuant to Sections 11 and 16.1 hereof and notwithstanding the exercise periods set forth in the Award Agreement, exercise of SARs will always be subject to the following terms and conditions.

7.4.1 Other than Death or Disability or for Cause. If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s SARs only to the extent that such SARs are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. SARs must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee) but in any event, no later than the expiration date of the SARs.

7.4.2 Death or Disability. If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s SARs may be exercised only to the extent that such SARs are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such SARs must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee) but in any event no later than the expiration date of the SARs.

7.4.3 For Cause. If the Participant is terminated for Cause, the Participant may exercise such Participant’s SARs, but not to an extent greater than such SARs are exercisable as to Vested Shares upon the Termination Date and Participant’s SARs shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

8. PAYMENT FOR PURCHASES AND EXERCISES.

8.1 Payment in General. Payment for Shares acquired pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company owed to the Participant;

(b) by surrender of shares of the Company that are clear of all liens, claims, encumbrances or security interests and: (i) for which the Company has received “full payment of the purchase price” within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) that were obtained by Participant in the public market;

(c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value (if any) of the Shares must be paid in cash or other legal consideration permitted by the laws under which the Company is then incorporated or organized;

(d) by waiver of compensation due or accrued to the Participant from the Company for services rendered;

(e) by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;

(f) subject to compliance with applicable law, provided that a public market for the Company’s Common Stock exists, by exercising through a “same day sale” commitment from the Participant and a broker-dealer whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price or Purchase Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price or Purchase Price directly to the Company; or

(g) by any combination of the foregoing or any other method of payment approved by the Committee.

8.2 Withholding Taxes.

8.2.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable tax withholding requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy applicable tax withholding requirements.

8.2.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow or require the Participant to satisfy all or a portion of the tax withholding obligation by (i) having the Company withhold from the Shares otherwise issuable a number of Shares having an aggregate fair market value on the date that the amount of tax to be withheld is to be determined

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

that does not exceed the amount required to be withheld, with the number of Shares to be withheld determined using rates of up to, but not exceeding, the maximum statutory tax rates applicable in the Participant’s jurisdiction on the date that the amount of tax to be withheld is to be determined; or (ii) arranging a mandatory “sell to cover” on Participant’s behalf (without further authorization). In no event, however, will the Company withhold Shares or “sell to cover” if such withholding would result in adverse accounting consequences to the Company. Any elections to have Shares withheld or sold for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9. RESTRICTIONS ON AWARDS.

9.1 Transferability. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the NQSOs are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “family member” as that term is defined in Rule 701, and may not be made subject to execution, attachment or similar process. For the avoidance of doubt, the prohibition against assignment and transfer applies to a stock option and, prior to exercise , the shares to be issued on exercise of a stock option, and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Exchange Act. During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. The terms of an Option shall be binding upon the executor, administrator, successors and assigns of the Participant who is a party thereto.

9.2 Securities Law and Other Regulatory Compliance. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this Plan that do not qualify for exemption under Rule 701 or Section 25102(o). Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply with respect to a particular Award to which Section 25102(o) will not apply. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure so do.

9.3 Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. Without prior stockholder approval the Committee may reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them). The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

10. RESTRICTIONS ON SHARES.

10.1 Privileges of Stock Ownership. No Participant will have any of the rights of a stockholder with respect to any Shares until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased as described in this Section 10.

10.2 Rights of First Refusal and Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, provided that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act and (b) a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time.

10.3 Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificate. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

10.4 Securities Law Restrictions. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

11. ADDITIONAL TRANSFER RESTRICTIONS ON SHARES.

11.1 The holder of any Shares of the Company (a “Security Holder”) shall not transfer, assign, pledge, encumber, hypothecate or otherwise dispose of any Shares of the Company (a “Security”), other than by means of a Permitted Transfer (as defined below), without the prior written consent of the Company’s Board of Directors. If any provision(s) of any agreement(s) currently in effect by and between the Company and any Security Holder (the “Security Holder Agreement(s)”) conflicts with Section 8.12 of the Company’s bylaws, Section 8.12 shall govern, and the non-conflicting remainder of the Security Holder Agreement(s) shall continue in full force and effect; provided, that, Section 11.2 hereof shall be deemed not to conflict with Section 8.12 of the Company’s bylaws.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

11.2 For purposes of the transfer restrictions set forth herein, a “Security” shall be deemed to be transferred in (a) any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of any security of the Company, even if any security of the Company would be disposed of by someone other than the Security Holder, or (ii) any transaction involving any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any security of the Company or with respect to any security that includes, relates to, or derives any significant part of its value from any security of the Company.

11.3 A “Permitted Transfer” as used in this Section 11 shall be defined as:

11.3.1 any repurchase of a Share by the Company: (i) at cost, upon the occurrence of certain events, such as the termination of employment or services; or (ii) at any price pursuant to the Company’s exercise of a right of first refusal to repurchase such shares;

11.3.2 the transfer of any or all of the Shares held by a Security Holder to a single trust for the benefit of the Security Holder or the Security Holder’s Immediate Family. As used herein, the term “Immediate Family” will mean Security Holder’s spouse or Spousal Equivalent, the lineal descendant or antecedent, father, mother, brother or sister, whether or not any of the above are adopted. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the relevant person and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that which would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely;

11.3.3 any transfer effected pursuant to the Security Holder’s will or the laws of intestate succession;

11.3.4 if the Security Holder is a partnership, limited liability company or a Company, no more than five (5) transfers to an Affiliate (as defined below) of such partnership, limited liability company or corporation; and/or

11.3.5 the transfer by a Major Investor (as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated August 1, 2013, as amended from time to time, or any successor agreement (the “Co-Sale Agreement”)) exercising such Major Investor’s Co-Sale Right (as defined in the Co-Sale Agreement).

12. Right of First Refusal

12.1 Right of First Refusal. Unless otherwise permitted pursuant to Section 11, before any Shares held by a Security Holder may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth herein (the “Right of First Refusal”).

12.2 Notice of Proposed Transfer. The Security Holder shall deliver to the Company a written notice (the “Notice”) stating: (i) the Security Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Security Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

12.3 Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Security Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (d) below.

12.4 Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 12 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

12.5 Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

12.6 Security Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to the Proposed Transferee(s) are not purchased by the Company and/or its assignee(s) as provided herein, then the Security Holder may sell or otherwise transfer such Shares to the Proposed Transferee(s) described in the Notice at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and Section 12 hereof. If the Shares described in the Notice are not transferred to the Proposed Transferee(s) within such period, or if the Security Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee(s), a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the right of first refusal provided herein before any Shares held by the Security Holder may be sold or otherwise transferred. The terms of this subsection (f) may be waived by the Company or its assignee(s) in its sole discretion.

12.7 Exception for Certain Transfers. Anything to the contrary contained herein notwithstanding, the following transfers shall be exempt from the Right of First Refusal:

12.7.1 the transfer of any or all of the Shares held by a Security Holder to a single trust for the benefit of the Security Holder or the Security Holder’s Immediate Family;

12.7.2 any transfer effected pursuant to the Security Holder’s will or the laws of intestate succession;

12.7.3 if the Security Holder is a partnership, limited liability company or a corporation, no more than five (5) transfers to an Affiliate (as defined above) of such partnership, limited liability company or corporation; and/or

12.7.4 the transfer by a Major Investor (as defined in the Co-Sale Agreement) exercising such Major Investor’s Co-Sale Right (as defined in the Co-Sale Agreement).

12.8 In the case of any transfer effected in accordance with subsections (f) or (g) above, the transferee, assignee or other recipient shall receive and hold the Shares subject to the provisions of this Section 12, and there shall be no further transfer of such stock except in accordance with this Section 12.

13. Termination of Rights; Legend; Waiver.

13.1 Termination of Rights. The restrictions in Sections 11 and 12 shall terminate upon the earlier to occur of (i) the closing of a Liquidation Transaction (as such term is defined in the Company’s Restated Certificate of Incorporation, as amended or restated from time to time) or (ii) immediately prior

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

to an initial public offering under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder pursuant to which all outstanding shares of the Company’s Preferred Stock convert to Common Stock. Upon termination of such restrictions, a new certificate or certificates representing the outstanding Securities shall be issued, on request, without the legend referred to in subsection 13.2 below and delivered to each Security Holder.

13.2 Legend. The certificate or certificates representing the Shares may bear the following legend (as well as any legends required by other agreements and applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE BYLAWS OF THE COMPANY.

13.3 Waiver. The provisions of Sections 11 and 12 may be waived, with respect to any transaction subject thereto, by the Company’s Board of Directors; provided, however, that such restrictions shall continue to apply to the Shares subsequent to such transaction.

14. CORPORATE TRANSACTIONS.

14.1 Acquisitions or Other Combinations. In the event that the Company is subject to an Acquisition or Other Combination, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Acquisition or Other Combination, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Acquisition or Other Combination:

(a) The continuation of such outstanding Awards by the Company (if the Company is the successor entity).

(b) The assumption of outstanding Awards by the successor or acquiring entity (if any) in such Acquisition or Other Combination (or by any of its Parents, if any), which assumption, will be binding on all Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) and Section 409A of the Code. For the purposes of this Section 14, an Award will be considered assumed if, following the Acquisition or Other Combination, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Acquisition or Other Combination, the consideration (whether stock, cash, or other securities or property) received in the Acquisition or Other Combination by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Acquisition or Other Combination is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Acquisition or Other Combination.

(c) The substitution by the successor or acquiring entity in such Acquisition or Other Combination (or by any of its Parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) The full or partial exercisability or vesting and accelerated expiration of outstanding Awards.

(e) The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its Parent, if any) with a Fair Market Value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled without consideration if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates when the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that without the Participant’s consent, the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 14.1(e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f) The cancellation of outstanding Awards in exchange for no consideration.

Immediately following an Acquisition or Other Combination, outstanding Awards shall terminate and cease to be outstanding, except to the extent such Awards, have been continued, assumed or substituted, as described in Sections 14.1(a), (b) and/or (c).

14.2 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (a) granting an Award under this Plan in substitution of such other entity’s award or (b) assuming and/or converting such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other entity had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another entity, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option or SAR rather than assuming an existing option or stock appreciation right, such new Option or SAR may be granted with a similarly adjusted Exercise Price.

15. ADMINISTRATION.

15.1 Committee Authority. This Plan will be administered by the Committee or the Board if no Committee is created by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to this Plan;

(c) approve persons to receive Awards;

(d) determine the form and terms of Awards;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) determine the number of Shares or other consideration subject to Awards granted under this Plan;

(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(h) grant waivers of any conditions of this Plan or any Award;

(i) determine the terms of vesting, exercisability and payment of Awards to be granted pursuant to this Plan;

(j) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

(k) determine whether an Award has been earned;

(l) extend the vesting period beyond a Participant’s Termination Date;

(m) adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

(n) delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as may otherwise be permitted by applicable law; and

(o) make all other determinations necessary or advisable in connection with the administration of this Plan.

15.2 Committee Composition and Discretion. The Board may delegate full administrative authority over the Plan and Awards to a Committee consisting of at least one member of the Board (or such greater number as may then be required by applicable law). Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (a) at the time of grant of the Award, or (b) subject to Section 4.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided that each such officer is a member of the Board.

15.3 Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

15.4 Governing Law. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

16. EFFECTIVENESS, AMENDMENT AND TERMINATION OF THE PLAN.

16.1 Adoption and Stockholder Approval. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option or SAR may be exercised prior to initial stockholder approval of this Plan; (b) no Option or SAR granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards for which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply shall be canceled, any Shares issued pursuant to any such Award shall be canceled and any purchase of such Shares issued hereunder shall be rescinded; and (d) Awards (to which only the exemption from California’s securities qualification requirements provided by Section 25102(o) can apply) granted pursuant to an increase in the number of Shares approved by the Board which increase is not approved by stockholders within the time then required under Section 25102(o) shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

16.2 Term of Plan. Unless earlier terminated as provided herein, this Plan will automatically terminate ten (10) years after the later of (i) the Effective Date, or (ii) the most recent increase in the number of Shares reserved under Section 2 that was approved by stockholders.

16.3 Amendment or Termination of Plan. Subject to Section 4.9 hereof, the Board may at any time (a) terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan and (b) terminate any and all outstanding Options or SARs upon a dissolution or liquidation of the Company, followed by the payment of creditors and the distribution of any remaining funds to the Company’s stockholders; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) or pursuant to the Code or the regulations promulgated under the Code as such provisions apply to ISO plans. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under the Plan.

17. DEFINITIONS. For all purposes of this Plan, the following terms will have the following meanings.

“Acquisition” or “Corporate Transaction” means:

(a) any consolidation or merger in which the Company is a constituent entity or is a party in which the voting stock and other voting securities of the Company that are outstanding immediately prior to the consummation of such consolidation or merger represent, or are converted into, securities of the surviving entity of such consolidation or merger (or of any Parent of such surviving entity) that, immediately after the consummation of such consolidation or merger, together possess less than fifty percent (50%) of the total voting power of all voting securities of such surviving entity (or of any of its Parents, if any) that are outstanding immediately after the consummation of such consolidation or merger;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) a sale or other transfer by the holders thereof of outstanding voting stock and/or other voting securities of the Company possessing more than fifty percent (50%) of the total voting power of all outstanding voting securities of the Company, whether in one transaction or in a series of related transactions, pursuant to an agreement or agreements to which the Company is a party and that has been approved by the Board, and pursuant to which such outstanding voting securities are sold or transferred to a single person or entity, to one or more persons or entities who are Affiliates of each other, or to one or more persons or entities acting in concert; or

(c) the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company and/or any Subsidiary or Subsidiaries of the Company, of all or substantially all the assets of the Company and its Subsidiaries taken as a whole, (or, if substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by one or more Subsidiaries, the sale or disposition (whether by consolidation, merger, conversion or otherwise) of such Subsidiaries of the Company), except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company (an “Acquisition by Sale of Assets”).

“Administrator” means the Board or a Committee.

“Affiliate” of a specified person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified (where, for purposes of this definition, the term “control” (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

“Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, any Stock Exchange rules or regulations, and the applicable laws, rules or regulations of any other country or jurisdiction where Options or Restricted Stock are granted under the Plan or Participants reside or provide services, as such laws, rules, and regulations shall be in effect from time to time.

“Award” means any award pursuant to the terms and conditions of this Plan, including any Option, Restricted Stock Unit, Stock Appreciation Right or Restricted Stock Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award as approved by the Committee.

“Board” means the Board of Directors of the Company.

“California Participant” means a Participant whose Award is issued in reliance on Section 25102(o) of the California Corporations Code.

“Cashless Exercise” means a program approved by the Administrator in which payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with Shares subject to the Option, including by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations.

“Cause” means Termination because of (a) Participant’s unauthorized misuse of the Company or a Parent or Subsidiary of the Company’s trade secrets or proprietary information, (b) Participant’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude, (c) Participant’s committing an act of fraud against the Company or a Parent or Subsidiary of the Company or (d) Participant’s gross negligence or willful misconduct in the performance of his or her duties that has had or will have a material adverse effect on the Company or Parent or Subsidiary of the Company’ reputation or business.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.

“Common Stock” means the Company’s Class A Common Stock.

“Company” means Uber Technologies, Inc., a Delaware corporation, or any successor corporation.

“Consultant” means any person, including an advisor but not an Employee, who is engaged by the Company, or any Parent, Subsidiary or Affiliate, to render services (other than capital- raising services) and is compensated for such services, and any Director whether compensated for such services or not.

“Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of: (i) Company approved sick leave; (ii) military leave; (iii) any other bona fide leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Parents, Subsidiaries or Affiliates, or their respective successors, or a change in status from an Employee to a Consultant or from a Consultant to an Employee.

“Director” means a member of the Board.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Employee” means any person employed by the Company, or any Parent, Subsidiary or Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Administrator in its sole discretion, subject to any requirements of the Applicable Laws, including the Code. The payment by the Company of a director’s fee shall not be sufficient to constitute “employment” of such director by the Company or any Parent, Subsidiary or Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share at which a holder of an Option may purchase Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then publicly traded on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(b) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Committee may determine); or

(c) if none of the foregoing is applicable to the valuation in question, by the Committee in good faith.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Family Members” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Optionee, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons (or the Optionee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than 50% of the voting interests.

“Involuntary Termination” means (unless another definition is provided in the applicable Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable written agreement) the termination of a Participant’s Continuous Service Status other than for death or Disability or for Cause by the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate.

“Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

“Option” means an award of an option to purchase Shares pursuant to Section 4 of this Plan.

“Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

“Option Exchange Program” means a program approved by the Administrator whereby outstanding Options (i) are exchanged for Options with a lower exercise price or Restricted Stock or (ii) are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

“Optioned Stock” means Shares that are subject to an Option or that were issued pursuant to the exercise of an Option.

“Optionee” means an Employee or Consultant who receives an Option.

“Other Combination” for purposes of Section 14 means any (a) consolidation or merger in which the Company is a constituent entity and is not the surviving entity of such consolidation or merger or (b) any conversion of the Company into another form of entity; provided that such consolidation, merger or conversion does not constitute an Acquisition.

“Parent” of a specified entity means, any entity that, either directly or indirectly, owns or controls such specified entity, where for this purpose, “control” means the ownership of stock, securities or other interests that possess at least a majority of the voting power of such specified entity (including indirect ownership or control of such stock, securities or other interests).

“Participant” means a person who receives an Award under this Plan.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Plan” means this 2013 Equity Incentive Plan, as amended from time to time.

“Purchase Price” means the price at which a Participant may purchase Restricted Stock pursuant to this Plan.

“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award under this Plan.

“Restricted Stock Award” means an award of Shares pursuant to Section 5 hereof.

“Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of Restricted Stock granted under the Plan and includes any documents attached to such agreement

“Restricted Stock Unit” or “RSU” means an award made pursuant to Section 6 hereof.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Rule 701” means Rule 701 et seq. promulgated by the Commission under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Section 25102(o)” means Section 25102(o) of the California Corporations Code.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Class A Common Stock, $0.0001 par value per share, reserved for issuance under this Plan, as adjusted pursuant to Sections 2.2 and 11 hereof, and any successor security.

“Stock Appreciation Right” or “SAR” means an award granted pursuant to Section 7 hereof.

“Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

“Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns stock or other equity securities representing fifty percent (50%) or more of the total combined voting power of all classes of stock or other equity securities in one of the other entities in such chain.

“Ten Percent Holder” means a person who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary measured as of an Award’s date of grant.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services while the Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing. In the case of an approved leave of absence, the Committee may make such provisions respecting crediting of service, including suspension of vesting of the Award

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(including pursuant to a formal policy adopted from time to time by the Company) it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Triggering Event” means:

(i) a sale, transfer or disposition of all or substantially all of the Company’s assets other than to (A) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (B) a corporation or other entity owned directly or indirectly by the holders of capital stock of the Company in substantially the same proportions as their ownership of Common Stock, or (C) an Excluded Entity (as defined in subsection (ii) below); or

(ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction with or into another corporation, entity or person in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”).

Notwithstanding anything stated herein, a transaction shall not constitute a “Triggering Event” if its sole purpose is to change the state of the Company’s incorporation, or to create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction. For clarity, the term “Triggering Event” as defined herein shall not include stock sale transactions by the Company, the Company’s initial public offering after which the Common Stock becomes a listed security, or any other capital raising event.

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement for an Award.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

* * * * * * * * * * *

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Employee ID:

Name:

You have been granted an option to purchase shares of Class A Common Stock of Uber Technologies, Inc., a Delaware corporation (the “Company”), under the Company’s 2013 Equity Incentive Plan (the “Plan”), as follows (unless otherwise defined in this Notice of Stock Option Grant, the terms used in this Notice of Stock Option Grant shall have the meanings defined in the Plan):

Grant ID: Date of Grant:

Exercise Price Per Share:

Total Number of Shares:

Total Exercise Price:

Type of Option:

Country At Grant:

Expiration Date:

Vesting Commencement Date:

Vesting/Exercise Schedule:

Termination Period:	You may exercise this Option for ninety (90) days after termination of your Continuous Service Status except as set out in Section 5 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following the termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not as consideration for services you rendered to the Company prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without Cause. You agree and acknowledge that the Vesting/Exercise Schedule may change prospectively in the event that Optionee’s service status changes between full and part time status in accordance with Company policies relating to work schedules and vesting of equity awards. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the Internal Revenue Service (the “IRS”) under Section 409A of the Code. However, there is no guarantee that the IRS will agree with the valuation, and by signing below, you agree and acknowledge that the Company shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS were to determine that this Option constitutes deferred compensation under Section 409A of the Code. You should consult with your own tax advisor concerning the tax consequences of such a determination by the IRS.

[Signature Page Follows]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The parties have executed this Notice of Stock Option Grant as of the date first set forth above.

THE COMPANY:

UBER TECHNOLOGIES, INC.

By:
(signature)

Name:
Title:

OPTIONEE:

(signature)

Address:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

1. Grant of Option. Uber Technologies, Inc., a Delaware corporation (the “Company”), hereby grants to                          (“Optionee”), an option (the “Option”) to purchase the total number of shares of Class A Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Uber Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”), adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2. Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of Optionee’s death, Disability or other termination of Continuous Service Status, the exercisability of this Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

(iii) In no event may this Option be exercised after the Expiration Date set forth in the Notice.

(b) Method of Exercise.

(i) This Option shall be exercisable by execution and delivery of the Exercise Agreement attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(ii) As a condition to the exercise of this Option and as further set forth in Section 8 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Laws, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.

(iv) Subject to compliance with Applicable Laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable withholding obligations.

4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a) cash or check;

(b) cancellation of indebtedness;

(c) at the discretion of the Plan Administrator on a case by case basis, by surrender of other shares of Common Stock of the Company (either directly or by stock attestation) that Optionee previously acquired and that have an aggregate Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised;

(d) by participating in a formal cashless exercise program implemented by the Plan Administrator in connection with the Plan;

(e) provided that a public market for the Common Stock exists, subject to compliance with applicable law, by exercising as set forth below, through a “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(f) by any combination of the foregoing or any other method of payment approved by the Plan Administrator that constitutes legal consideration for the issuance of Shares.

5. Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 5. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of this Option as set forth in the Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares as determined pursuant to the Vesting/Exercise Schedule set forth in the Notice on Optionee’s Termination Date.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(a) Default Post-Termination Exercise Period. In the event of termination of Optionee’s Continuous Service Status other than for Cause, Optionee may, to the extent Optionee is vested in the Option Shares, exercise this Option as follows:

(i) If such termination occurs prior to Optionee’s completion of at least three full years of Continuous Service Status as an Employee (the “Minimum Service Requirement”), then Optionee may exercise this Option during the Termination Period set forth in the Notice; subject to Section 5(b) in the case of Optionee’s termination due to Disability or death. For purposes of determining whether the Minimum Service Requirement has been met, the Company will divide the number of days that have elapsed between and including Optionee’s first day of service as an Employee and the date of termination of Optionee’s Employee status by 365. For clarity, no service as a Consultant or a non-Employee Director will be credited toward the Minimum Service Requirement.

(ii) If such termination occurs on or after the date that Optionee has completed the Minimum Service Requirement, then Optionee may exercise this Option through the earliest of: (a) the seventh anniversary of the Termination Date, (b) the day before the tenth anniversary of the Date of Grant, and (c) the Expiration Date set forth in the Notice.

(iii) Notwithstanding anything to the contrary contained herein, if this Option has been designated an Incentive Stock Option, to qualify for the beneficial tax treatment afforded Incentive Stock Options, the Incentive Stock Option must be exercised within (A) three months after the termination of the Optionee’s Continuous Service Status for reasons other than Disability or death, and (ii) one year after termination of the Optionee’s Continuous Service Status due to Disability or death.

(b) Termination upon Disability or Death. In connection with any termination due to Disability or death of Optionee prior to completion of the Minimum Service Requirement, Optionee may exercise this Option only as described below:

(i) Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within six (6) months following the Termination Date, exercise this Option to the extent Optionee is vested in the Option Shares.

(ii) Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within thirty (30) days following Optionee’s Termination Date, this Option may be exercised at any time within twelve (12) months following the date of death (or, if earlier, the date Optionee’s Continuous Service Status terminated) by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in this Option.

(c) Termination for Cause. In the event of termination of Optionee’s Continuous Service Status for Cause, this Option (including any vested portion thereof) shall immediately terminate in its entirety upon first notification to Optionee of such termination for Cause. If Optionee’s Continuous Service Status is suspended pending an investigation of whether Optionee’s Continuous Service Status will be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.

6. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

7. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided, however, that, if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this subsection (a) shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.

8. Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.

9. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice of Stock Option Grant to which this Agreement is attached, the Exercise Agreement and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(d) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or at time of transmission if sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

postage prepaid, or at the time an electronic confirmation of receipt is received if delivery is by email, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier.

(e) Counterparts. This Option may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(f) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.

[Signature Page Follows]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed or, in the case of the Company, caused this Agreement to be executed by its officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice of Stock Option Grant.

THE COMPANY:

UBER TECHNOLOGIES, INC.

By:
(signature)

Name:
Title:

OPTIONEE:

(signature)

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT A

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

EXERCISE AGREEMENT

This Exercise Agreement (this “Agreement”) is made as of                         , by and between Uber Technologies, Inc., a Delaware corporation (the “Company”), and                          (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2013 Equity Incentive Plan (the “Plan”).

1. Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase                         shares of the Class A Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement granted                          (the “Option Agreement”). The purchase price for the Shares shall be $                         per Share for a total purchase price of $                        . The term “Shares” refers to the purchased Shares and all securities received as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement, the payment of the aggregate Exercise Price by any method listed in Section 4 of the Option Agreement, and the satisfaction of any applicable tax withholding obligations, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the Exercise Price therefor by Purchaser.

3. Restrictions and Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

(a) The holder of any security of the Company (a “Security Holder”), including Purchaser, shall not, directly or indirectly, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of or encumber (including any conveyance of any economic or pecuniary interest in) any security of the Company (a “Security”), other than by means of a Permitted Transfer (as defined below), without the prior written consent of the Board (or an authorized committee of the Board), which consent may be withheld in its sole discretion. If any provision(s) of any agreement(s) currently in effect by and between the Company and any Security Holder (the “Security Holder Agreement(s)”) conflicts with Section 8.12 of the Company’s bylaws, Section 8.12 shall govern, and the non-conflicting remainder of the Security Holder Agreement(s) shall continue in full force and effect; provided that Section 3(b) shall be deemed not to conflict with Section 8.12 of the Company’s bylaws.

(b) For purposes of the transfer restrictions set forth herein, a “Security” shall be deemed to be “Transferred” in (a) any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of a share of any security of the Company or any legal or beneficial interest in such security, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of any security to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

agreement with respect to, voting control over such security by proxy or otherwise, (b) any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of any security of the Company, even if any security of the Company would be disposed of by someone other than the Security Holder, (c) any transaction involving any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security of the Company or with respect to any security that includes, relates to, or derives any significant part of its value from any security of the Company, or (d) any other transaction by Purchaser related to or affecting the ownership, possession or other rights (voting, economic or otherwise) of a security that the Board, in good faith, deems Transferred.

(c) A “Permitted Transfer” as used in this Section 3 shall be defined as:

(i) any repurchase of a Security by the Company: (i) at cost, upon the occurrence of certain events, such as the termination of employment or services; or (ii) at any price pursuant to the Company’s exercise of a right of first refusal to repurchase such shares;

(ii) the transfer of any or all of the Securities held by a Security Holder to a single trust for the benefit of the Security Holder or the Security Holder’s Immediate Family;

(iii) any transfer effected pursuant to the Security Holder’s will or the laws of intestate succession;

(iv) if the Security Holder is a partnership, limited liability company or a corporation, no more than five (5) transfers to an Affiliate (as defined below) of such partnership, limited liability company or corporation; and/or

(v) the transfer by a Major Investor (as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated August 1, 2013, as amended from time to time, or any successor agreement (the “Co-Sale Agreement”)) exercising such Major Investor’s Co-Sale Right (as defined in the Co-Sale Agreement).

(d) In the case of any transfer consented to by the Company or described in subsection (c) above, the transferee, assignee, or other recipient shall receive and hold the Securities subject to the provisions of this Section 3, and there shall be no further transfer of such stock except in accordance with this Section 3.

(e) The restrictions in this Section 3 shall terminate upon the earlier to occur of (i) the closing of a Liquidation Transaction (as such term is defined in the Company’s Restated Certificate of Incorporation, as amended or restated from time to time) (a “Liquidation Transaction”) or (ii) immediately prior to an initial public offering under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) pursuant to which all outstanding shares of the Company’s preferred stock convert to common stock (an “IPO”). Upon termination of such restrictions, a new certificate or certificates representing the outstanding Shares shall be issued, on request, without the legend referred to in subsection 8(a)(iv) below and delivered to Purchaser.

(f) Purchaser shall comply with the Company’s insider trading policy and code of conduct (or related policies) as may be adopted or amended from time to time by the Board (the “Policies”). To the extent Purchaser is not an employee of the Company, Purchaser shall comply with the Policies in the same manner as-if Purchaser were deemed an employee of the Company as defined in the Policies.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

4. Right of First Refusal.

(a) Right of First Refusal. Subject to the limitations set forth in Section 3 above, before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 4(a) (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Purchase Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(iii) Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within sixty (60) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(iv) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 4(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of Section 3 and this Section 4 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(v) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 4(a) notwithstanding, and provided that such transfer complies with Section 3 and applicable securities laws, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or a single trust for the benefit of the Purchaser or the Purchaser’s Immediate Family shall be exempt from the provisions of this Section 4(a).

(b) Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 4(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Board). Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.

(d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Company’s Shares shall be void unless the provisions of this Agreement are satisfied.

(e) Termination of Rights. The right of first refusal granted the Company by Section 4(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 4(b) above shall terminate upon the earlier to occur of (i) the closing of a Liquidation Transaction or (ii) immediately prior to an IPO. Upon termination of the right of first refusal described in Section 4(a) above pursuant to this paragraph (e), the Company will remove any stop-transfer notices referred to in Section 8(b) below and related to the restrictions in this Section 4 and, if certificates are issued, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 8(a)(ii) below and delivered to Purchaser.

5. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any person or entity.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the transfer of the securities is prohibited unless they are registered or such registration is not required in the opinion of counsel for the Company, which opinion is in a form satisfactory to the Company, and that the certificate(s) evidencing the securities will be imprinted with a legend providing for the foregoing.

(d) Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

(g) Purchaser hereby acknowledges that Purchaser has been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the purchase price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the purchase price of the Unvested Shares. A form of Election under Section 83(b) is attached hereto as Attachment 1 for reference. PURCHASER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNITED STATES.

6. Company’s Repurchase Option. The Company, or its assignee, shall have the option to repurchase all or a portion of the Unvested Shares (as such term is defined in the Notice of Stock Option Grant for the Option Agreement) on the terms and conditions set forth in this Section (the “Repurchase Option”) if Purchaser should cease to be employed by the Company for any reason, or no reason, including, without limitation, Purchaser’s death, Disability, voluntary resignation or termination by the Company with or without Cause.

(a) Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate Purchaser’s employment at any time, for any reason or no reason, with or without Cause. For purposes of this Agreement, Purchaser shall be considered to be employed by the Company if Purchaser is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Board determines that Purchaser is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee of the Company shall have discretion to determine whether Purchaser has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company, whether termination is for Cause, and the date of such termination (the “Termination Date”), and such determination shall be binding on Purchaser.

(b) Automatic Exercise of Repurchase Option. On the 90th day after the later of the Termination Date and the date Purchaser purchased the Shares (the “Repurchase Date”), all Unvested Shares shall be deemed repurchased by the Company. Purchaser hereby agrees to take whatever action the Company deems necessary to effectuate the Company’s repurchase of the Unvested Shares. Following payment to Purchaser of the repurchase price, the Company will become the legal and beneficial owner of the Unvested Shares being repurchased and all rights and interests in and related to such shares, and the Company will have the right to transfer to its own name the Unvested Shares being repurchased by the Company without further action by Purchaser. Notwithstanding the foregoing, the Company may elect to waive, in its sole discretion, its Repurchase Option in whole or in part by providing written notice to Purchaser (and the escrow holder, as provided in Section 7 below), at any time prior to or on the Repurchase Date, and upon such waiver by the Company, the escrow holder may then release to you the number of Shares not being repurchased by the Company.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Calculation of Repurchase Price. The repurchase price for each Unvested Share that is repurchased pursuant to the Repurchase Option shall be the purchase price per Share paid by the Purchaser as provided in Section 1 hereof.

(d) Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within 30 days after the Repurchase Date.

7. Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3 and 6 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i)

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(ii)

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(iii)

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AND A MARKET STANDOFF AGREEMENT AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF REPURCHASE, RIGHT OF FIRST REFUSAL AND THE MARKET STANDOFF ARE BINDING ON TRANSFEREES OF THESE SHARES.

(iv)	THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE BYLAWS OF THE COMPANY.

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without Cause.

10. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however that, if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section 10 shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.

11. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or at time of transmission if sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, or at the time an electronic confirmation of receipt is received if delivery is by email, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(f) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

(g) California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Signature Page Follows]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The parties have executed this Exercise Agreement as of the date first set forth above.

THE COMPANY:

UBER TECHNOLOGIES, INC.

By:
(signature)

Name:

Title:

Address:

PURCHASER:

(signature)

I,                             , spouse of                         , have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall hereby by similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of                              (if applicable)

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ATTACHMENT 1

SECTION 83(b) ELECTION

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income; or (3) disqualifying disposition gross income, as the case may be.

1. TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.

The property with respect to which the election is made is described as follows:              shares of Class A Common Stock of UBER TECHNOLOGIES, INC., a Delaware corporation (the “Company”) which were transferred upon exercise of an option by Company, which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were transferred pursuant to the exercise of the option was , and this election is made for calendar year .

4.

The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at Taxpayer’s original purchase price per share, under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $ per share x shares = $ at the time of exercise of the option.

6.	The amount paid for such shares upon exercise of the option was $ per share x shares = $ .

7.	The Taxpayer has submitted a copy of this statement to the Company.

8.	The amount to include in gross income is $ . [The result of the amount reported in Item 5 minus the amount reported in Item 6.]

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MAY ALSO NEED TO BE FILED WITH THE TAXPAYER’S STATE INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ATTACHMENT A

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Exercise Agreement dated as of                 ,                 , (the “Agreement”), the undersigned hereby sells, assigns and transfers unto,                        (                     ) shares of the Class A Common Stock $0.00001 par value per share, of Uber Technologies, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).              delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:                         ,

PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its “Right of First Refusal” or “Repurchase Option” set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse, if any.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT FOR NON-U.S. OPTIONEES

Employee ID:

Name:

You have been granted an option to purchase Class A Common Stock of Uber Technologies, Inc., a Delaware corporation (the “Company”), under the Company’s 2013 Equity Incentive Plan (the “Plan”), as follows (unless otherwise defined in this Notice of Stock Option Grant, the terms used in this Notice of Stock Option Grant shall have the meanings defined in the Plan):

Grant ID: Date of Grant:

Exercise Price Per Share:	USD

Total Number of Shares:

Total Exercise Price:	USD

Type of Option:	Non-Qualified Stock Option

Country at Grant:

Expiration Date:

Vesting Commencement Date:

Vesting/Exercise Schedule:	Subject to any additional or replacement vesting terms set forth in Exhibit A or B to the Stock Option Agreement for Non-U.S. Optionees:

Termination Period:	You may exercise this Option for ninety (90) days after termination of your Continuous Service Status except as set out in Section 7 of the Stock Option Agreement for Non-U.S. Optionees (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following the termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this Option.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The terms not otherwise defined in this Notice have the meanings defined in the Plan or the Stock Option Agreement for Non-U.S. Optionees. The option grant shall be subject to any special terms and conditions set forth in the Appendix to the Stock Option Agreement for Non-U.S. Optionees for your country (the “Appendix”) set forth as Exhibit A and Exhibit B to the Stock Option Agreement for Non-U.S. Optionees.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Stock Option Agreement for Non-U.S. Optionees, and Exhibits A and B, each of which is attached to and made a part of this Notice.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company or its Subsidiary or Affiliate over time, that the grant of this Option is not as consideration for services you rendered to the Company or its Subsidiary or Affiliate prior to your date of hire, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company or its Subsidiary or Affiliate for any period of time, nor does it interfere in any way with your right or the right of the Company or its Subsidiary or Affiliate to terminate that relationship at any time, for any reason, with or without Cause except as otherwise provided by applicable law. You agree and acknowledge that the Vesting/Exercise Schedule may change prospectively in the event that Optionee’s service status changes in accordance with Company policies relating to provision of services and vesting of equity awards. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the United States Internal Revenue Service (“IRS”) under Section 409A of the U.S. Code. However, there is no guarantee that the IRS will agree with the valuation, and for U.S. taxpayers, by signing below, you agree and acknowledge that the Company shall not be held liable for any applicable costs, taxes, or penalties associated with this Option if, in fact, the IRS were to determine that this Option constitutes deferred compensation under Section 409A of the Code. U.S. taxpayers should consult with their own tax advisor concerning the tax consequences of such a determination by the IRS and non-U.S. taxpayers should consult with their own tax advisor generally about the taxation of the Option.

[Signature Page Follows]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The parties have executed this Notice of Stock Option Grant as of the date first set forth above.

THE COMPANY:

UBER TECHNOLOGIES, INC.

By:
(signature)

Name:
Title:

OPTIONEE:

(signature)

Address:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT FOR NON-U.S. OPTIONEES

1. Grant of Option. Uber Technologies, Inc., a Delaware corporation (the “Company”), hereby grants to                          (“Optionee”), an option (the “Option”) to purchase the total number of shares of Class A Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant for Non-U.S. Optionees (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Uber Technologies, Inc. 2013 Equity Incentive Plan, (the “Plan”), which is incorporated in this Agreement by reference, and this Stock Option Agreement for Non-U.S. Optionees, including the country-specific terms and conditions contained in the Exhibit A and Exhibit B attached hereto (together, the “Agreement”). Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2. Designation of Option. This Option is intended to be a Nonqualified Stock Option or NQSO.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a Share.

(ii) In the event of Optionee’s death, Disability or other Termination of Continuous Service Status, the exercisability of this Option is governed by Section 7 below, subject to the limitations contained in this Section 3. For the purposes of this Agreement, Optionee’s “Continuous Service Status” shall be deemed to Terminate on the date on which Optionee ceases to provide services to the Company, its Parent or one of its Subsidiaries or Affiliates, or, if earlier, the date on which Optionee gives or receives notice of Termination of Optionee’s employment or service relationship, unless the Committee in its absolute discretion determines otherwise (the “Termination Date”).

(iii) In no event may this Option be exercised after the Expiration Date set forth in the Notice.

(b) Method of Exercise.

(i) This Option shall be exercisable by execution and delivery of the Exercise Agreement attached hereto as Exhibit C or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.

(ii) As a condition to the exercise of this Option and as further set forth in Section 8 of the Plan and Section 4 of this Agreement, Optionee agrees to make adequate provision for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Optionee’s participation in the Plan and legally applicable to Optionee (“Tax-Related Items”).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with the applicable securities and exchange control laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the holders of capital stock of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable securities or exchange control laws, including any applicable U.S. federal or state securities laws or any other law or regulation, such as any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the applicable securities or exchange control laws.

(iv) Subject to compliance with applicable securities and exchange control laws, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable Tax-Related Items withholding obligations.

4. Responsibility for Taxes. Optionee acknowledges that, regardless of any action taken by the Company or any Parent, Subsidiary or Affiliate, the ultimate liability for all Tax-Related Items is and remains Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Parent, Subsidiary or Affiliate. Optionee further acknowledges that the Company and/or the Parent, Subsidiary or Affiliate (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Optionee is subject to Tax-Related Items in more than one jurisdiction, as applicable, Optionee acknowledges that the Company and/or the Parent, Subsidiary or Affiliate may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Parent, Subsidiary or Affiliate to satisfy all Tax-Related Items. In this regard, Optionee authorizes the Company and/or the Parent, Subsidiary or Affiliate, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by withholding from: (i) a cash payment paid by the Optionee; (ii) Optionee’s wages or other cash compensation paid to Optionee by the Company and/or the Parent, Subsidiary or Affiliate, (iii) proceeds of the sale of Shares acquired at exercise of the Option either through a cashless exercise (provided that a public market for the Common Stock exists) or other voluntary sale or through a mandatory sale arranged by the Company (on Optionee’s behalf pursuant to this authorization) without further consent; and/or (iv) if approved by the Committee, the Shares to be issued upon exercise having a Fair Market Value equal to the minimum amount of Tax-Related Items required to be withheld. If the Company withholds or accounts for Tax-Related Items by withholding from the proceeds of the sale of Shares, the Company may consider and apply the maximum applicable rate in the country, in which case Optionee will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Optionee is deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Finally, the Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

5. Data Privacy. Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee’s personal data as described in this Agreement and any other Option grant materials (“Data”) by and among, as applicable, the Company and any Parent, Subsidiary or Affiliate for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan.

Optionee understands that the Company and any Parent, Subsidiary or Affiliate may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

Optionee understands that Data will be transferred to Solium Plan Managers, LLC or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Optionee authorizes the Company, Solium Plan Managers, LLC and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan. Optionee understands that he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If Optionee does not consent, or if Optionee later seeks to revoke his or her consent, his or her employment status or service with the Company or any Parent, Subsidiary or Affiliate will not be affected; the only consequence of refusing or withdrawing Optionee’s consent is that the Company would not be able to grant Options or other equity awards to Optionee or administer or maintain such awards. Therefore, Optionee understands that refusing or withdrawing his or her consent may affect Optionee’s ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact his or her local human resources representative.

Finally, Optionee understands that the Company may rely on a different legal basis for the processing or transfer of Data in the future and/or request Optionee to provide another data privacy consent. If applicable and upon request of the Company, Optionee agrees to provide an executed acknowledgement or data privacy consent form to the Company or any Parent, Subsidiary or Affiliate (or any other acknowledgements, agreements or consents) that the Company and/or any Parent, Subsidiary or Affiliate may deem necessary to obtain under the data privacy laws in Optionee’s country, either now or in the future. Optionee understands that he or she will not be able to participate in the Plan if he or she fails to execute any such acknowledgement, agreement or consent requested by the Company and/or any Parent, Subsidiary or Affiliate.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

6. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a) cash or check;

(b) by participating in a formal cashless exercise program implemented by the Committee in connection with the Plan;

(c) provided that a public market for the Common Stock exists, by exercising as set forth below, through a cashless “same day sale” commitment from Optionee and a broker-dealer whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the broker-dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(d) by any combination of the foregoing or any other method of payment approved by the Committee that constitutes legal consideration for the issuance of Shares.

7. Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 7. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety; however, if during any part of the Termination Period the Option is not exercisable solely because of the condition set forth in Section 3(b)(iii) relating to the inability of the Company to issue Shares because such would constitute a violation of applicable securities or exchange control laws, the Option shall not expire until the earlier of (i) the Expiration Date or (ii) the end of the Termination Period if such period ran from the date the Option condition in Section 3(b)(iii) was satisfied and the Option became exercisable. In no event, may any Option be exercised after the Expiration Date of this Option as set forth in the Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Optionee’s Termination Date, this Option may not be exercised with respect to any Shares that are Unvested Shares as determined pursuant to the Vesting/Exercise Schedule set forth in the Notice on Optionee’s Termination Date.

(a) Default Post-Termination Exercise Period. In the event of termination of Optionee’s Continuous Service Status other than for Cause, Optionee may, to the extent Optionee is vested in the Option Shares, exercise this Option as follows:

(i) If such termination occurs prior to Optionee’s completion of at least three full years of Continuous Service Status as an Employee (the “Minimum Service Requirement”), then Optionee may exercise this Option during the Termination Period set forth in the Notice; subject to Section 7(b) in the case of Optionee’s termination due to Disability or death. For purposes of determining whether the Minimum Service Requirement has been met, the Company will divide the number of days that have elapsed between and including Optionee’s first day of service as an Employee and the date of Termination of Optionee’s Employee status by 365. For clarity, no service as a Consultant or a non-Employee Director will be credited toward the Minimum Service Requirement.

(ii) If such termination occurs on or after the date that Optionee has completed the Minimum Service Requirement, then Optionee may exercise this Option through the earliest of: (a) the seventh anniversary of the Termination Date, (b) the day before the tenth anniversary of the Date of Grant, and (c) the Expiration Date set forth in the Notice.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Termination upon Disability or Death. In connection with any termination other than a termination covered by Section 7(a), Optionee may exercise this Option only as described below:

(i) Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s Disability, Optionee may, but only within six (6) months following the Termination Date, exercise this Option to the extent Optionee is vested in the Option Shares.

(ii) Death of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s death, or in the event of Optionee’s death within thirty (30) days following Optionee’s Termination Date, this Option may be exercised at any time within twelve (12) months following the date of death (or, if earlier, the date Optionee’s Continuous Service Status terminated) by Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in this Option.

(c) Termination for Cause. In the event of Termination of Optionee’s Continuous Service Status for Cause, this Option (including any vested portion thereof) shall immediately Terminate in its entirety upon first notification to Optionee of such Termination for Cause. If Optionee’s Continuous Service Status is suspended pending an investigation of whether Optionee’s Continuous Service Status will be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.

8. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however that, if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any Financial Industry Regulatory Authority or “FINRA” rules, the restrictions imposed by this Section (9) shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.

10. Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

11. Miscellaneous.

(a) Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

(b) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice of Stock Option Grant to which this Agreement is attached, the Exercise Agreement and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Optionee’s participation in the Plan, or Optionee’s acquisition or sale of the underlying Shares. Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(d) Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(e) Language. If Optionee has received this Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(g) Appendix. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any special terms and conditions set forth in the Appendix for Country-Specific Terms and Conditions (“Exhibit A” and “Exhibit B”) to this Agreement for Optionee’s country. Moreover, if Optionee relocates to one of the countries included in Exhibit A or Exhibit B, the special terms and conditions for such country will apply to Optionee to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Exhibit A and Exhibit B constitute part of this Agreement.

(h) Imposition of Other Requirements. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on the Option and on any Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(i) Waiver. Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Optionee or any other Optionee.

(j) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or at time of transmission if sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, or forty-eight (48) hours after being deposited with an express courier, or at the time an electronic confirmation of receipt is received if delivery is by email, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier.

(k) Counterparts. This Option may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(l) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.

(m) Insider Trading / Market Abuse Laws. Optionee acknowledges that, depending on his or her country, Optionee may be subject to insider-trading restrictions and/or market-abuse laws, which may affect his or her ability to purchase or sell Shares acquired under the Plan during such times as Optionee is considered to have “inside information” regarding the Company (as defined by the laws in Optionee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider-trading policy. Optionee is responsible for complying with any applicable restrictions and is advised to speak to his or her personal legal advisor for further details regarding any applicable insider-trading and/or market-abuse laws in his or her country.

[Signature Page Follows]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed or, in the case of the Company, caused this Agreement to be executed by its officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice of Stock Option Grant.

THE COMPANY:

UBER TECHNOLOGIES, INC.

By:
(signature)

Name:
Title:

OPTIONEE:

(signature)

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT A

COUNTRY-SPECIFIC TERMS AND CONDITIONS

FOR EMPLOYEES OUTSIDE THE U.S.

Terms and Conditions

This Exhibit A includes additional terms and conditions that govern the Option granted to Optionee under the Plan if Optionee is an employee and resides and/or works in one of the countries listed below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement to which this Exhibit A is attached.

If Optionee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, changes employment status to a consultant position, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Optionee.

In accepting this Option, Optionee acknowledges, understands and agrees that:

a. the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

b. the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

c. all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

d. the Option grant and Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, or, if different, Optionee’s employer (the “Employer”), or any Parent, Subsidiary or Affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Parent, Subsidiary or Affiliate of the Company, as applicable, to terminate Optionee’s Continuous Service Status;

e. Optionee is voluntarily participating in the Plan;

f. the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

g. the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

h. the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

i. if the underlying Shares do not increase in value, the Option will have no value;

j. if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

k. no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the Termination of Optionee’s Continuous Service Status (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, any of its Subsidiaries or Affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, its Subsidiaries and Affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

l. for purposes of the Option, Optionee’s Continuous Service Status will be considered Terminated as of the date Optionee is no longer actively providing services to the Company or one of its Subsidiaries or Affiliates (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee is employed or the terms of Optionee’s employment agreement, if any); and (ii) the period (if any) during which Optionee may exercise the Option after such termination of Optionee’s Continuous Service Status will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee is employed or terms of Optionee’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of his or her Option grant (including whether Optionee may still be considered to be providing services while on a leave of absence;

m. unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

n. the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and

o. neither the Company, the Employer nor any Subsidiary or Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Notifications

This Exhibit A also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of October 2014. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the information noted herein as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out of date by the time Optionee vests in or exercises this Option or sells any exercised Shares.

In addition, the information contained in this Exhibit A is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Optionee understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Optionee in the same manner.

ARGENTINA

Terms and Conditions

Exercise of Option. The following provision supplements Section 3 of the Agreement.

Due to exchange control restrictions, the Options shall become exercisable by Optionee only at such time as the Company’s Shares are publicly traded, quoted or listed on a national securities exchange registered with the SEC or an investment exchange or securities market registered with an equivalent foreign governmental authority (a “recognized exchange or securities market”) and are not subject to a market stand-off or lock-up agreement or are otherwise subject to a liquidity event (the “Liquidity Date”). Unless otherwise determined by the Committee, to exercise the Option, Optionee must pay the Exercise Price by a cashless exercise method using a licensed securities broker acceptable to the Company, such that all Shares subject to the exercised Option will be sold immediately upon exercise (i.e., a “same day sale”) and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees and commissions, will be remitted to Optionee. In the event that Optionee’s employment with the Company or any Subsidiary or Affiliate terminates, all unvested Options will be forfeited and Optionee must exercise any vested Options within such time set forth in the Notice and Agreement.

Exchange Control Obligation. Optionee agrees to comply with any exchange control obligations associated with Optionee’s participation in the Plan and/or transfer of proceeds from the sale of Shares acquired under the Plan into Argentina.

Notifications

Securities Law Notification. Neither the Options nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina. The offer is a private placement and not subject to the supervision of any Argentine governmental authority.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

AUSTRALIA

Notifications

Tax Notification. For grants on or after July 1, 2015, the Plan is a plan to which Subdivision

83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).

Securities Law Notification. If Optionee acquires Shares pursuant to the Option and offers the Shares for sale to a person or entity resident in Australia, such offer may be subject to disclosure requirements under Australian law. Optionee should obtain legal advice as to Optionee’s disclosure obligations prior to making any such offer.

AUSTRIA

Notifications

Exchange Control Notification. If Optionee holds securities (including Shares acquired under the Plan) or cash (including proceeds from the sale of Shares) outside of Austria, Optionee will be required to report certain information to the Austrian National Bank if certain thresholds are exceeded. Specifically, if Optionee holds securities outside of Austria, reporting requirements will apply if the value of such securities exceeds (i) €30,000,000 as of the end of any calendar quarter, or (ii) €5,000,000 as of December 31. Further, if Optionee holds cash in accounts outside of Austria, monthly reporting requirements will apply if the aggregate transaction volume of such cash accounts exceeds €3,000,000.

AZERBAIJAN

Notifications

Securities Law Notification. Optionee understands that the Agreement, the Plan and all other materials Optionee may receive regarding his or her participation in the Plan do not constitute advertising or offering of securities in Azerbaijan. The issuance of securities pursuant to the Plan has not been and will not be registered in Azerbaijan and, therefore, the securities described in any Plan-related documents may not be used for sale or public circulation in Azerbaijan. Further, Optionee understands that the Shares issued upon exercise of the Option will be held in the United States of America and in no event will Shares issued upon exercise of the Option be delivered to Optionee in Azerbaijan. Any disposition or sale of such Shares must take place outside Azerbaijan.

BELARUS

Notifications

Exchange Control Notification. Optionee may be required to obtain a permit from the National Bank of Belarus (the “National Bank”) in order to conduct certain transactions under the Plan, e.g., acquiring Shares upon exercise of the Option or opening an account outside of Belarus. To obtain the permit, certain documents must be submitted to the National Bank, likely including: (i) an application in a prescribed form; (ii) a copy of a personal identification document (e.g., passport); (iii) information on the shares to be acquired (e.g., type, number, par value, name of the issuer); and (iv) a copy of the Agreement. Failure to obtain a National Bank permit where required may result in the imposition of a fine. Optionee is responsible for ensuring compliance with all exchange control laws in Belarus. Optionee should consult with his or her personal legal advisor regarding any exchange control obligations that Optionee may have prior to acquiring Shares or receiving proceeds from the sale of Shares acquired under the Plan.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

BELGIUM

Terms and Conditions

Taxation of Option. The Option must be accepted in writing either (i) within 60 days of the offer (for tax at offer), or (ii) after 60 days of the offer (for tax at exercise). Optionee will receive a separate offer letter, acceptance form and undertaking form in addition to the Agreement. Optionee should refer to the offer letter for a more detailed description of the Tax-Related Items consequences of choosing to accept the Option. Optionee should consult with his or her personal tax advisor regarding completion of the additional forms.

Notifications

Foreign Asset / Account Tax Reporting Notification. Belgian residents are required to report any securities held (including Shares) or bank accounts opened outside of Belgium in their annual tax return.

BRAZIL

Terms and Conditions

Compliance with Law. By accepting the Option, Optionee acknowledges his or her agreement to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the Option, the sale of Shares acquired under the Plan and the receipt of any dividends.

Notifications

Exchange Control Notification. If Optionee is resident or domiciled in Brazil, he or she will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is equal to or greater than US$100,000. Assets and rights that must be reported include Shares acquired under the Plan.

BULGARIA

Terms & Conditions

Exchange Control Obligation. Optionee agrees to comply with any reporting obligations associated with the remittance of funds out of Bulgaria to exercise the Option. Further, Optionee agrees to comply with any reporting obligations associated with the remittance of funds (including proceeds from the sale of Shares) into Bulgaria. The Company is not responsible for any exchange control obligations associated with Optionee’s participation in the Plan or Optionee’s transfer of funds related to the Option.

CANADA

Terms and Conditions

Method of Payment. Due to regulatory considerations in Canada, Optionee is prohibited from surrendering Shares that Optionee already owns or attesting to the ownership of Shares to pay the Exercise Price or any Tax-Related Items in connection with the Option.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Termination of Continuous Service Status. The following provision supplements Section (l) of this Exhibit A and the Termination Period set forth in the Notice:

Optionee’s Continuous Service Status shall be considered Terminated for vesting and other purposes as of the earlier of (a) the date that Optionee receives notice of Termination of Optionee’s engagement as an Employee of the Company or the Employer; or (b) the date that Optionee is no longer actively providing services to the Company or the Employer, regardless of any notice period or period of pay in lieu of such notice required under applicable employment law; the Committee shall have the exclusive discretion to determine when Optionee’s active provision of services is Terminated for purposes of the Option (including whether Optionee may still be considered actively employed while on a leave of absence).

The following terms and conditions apply to employees resident in Quebec:

Language. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir expressement souhaité que la convention [“Agreement”], ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Data Privacy. Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Optionee further authorizes the Company and any Subsidiary or Affiliate and the Committee to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in Optionee’s employee file.

Notifications

Foreign Asset / Account Tax Reporting Notification. Canadian residents are required to report to the tax authorities any foreign property held outside of Canada (including Options, Shares) on form T1135 (Foreign Income Verification Statement) or other tax report. Optionee should consult his or her personal legal advisor to ensure compliance with applicable reporting obligations.

CHILE

Terms and Conditions

Exchange Control Obligation. In connection with the grant of the Option, Optionee agrees to comply with the following exchange control obligations concerning any Shares or proceeds from those Shares Optionee receives under the Plan:

(a) If Optionee remits funds in excess of US$10,000 out of Chile in connection with the exercise of the Option, the remittance must be made through the Formal Exchange Market (i.e., a commercial bank or registered foreign exchange office) in compliance with the requirements of the entity through which the remittance is made.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) If the Company permits and Optionee exercises the Option using a cashless method of exercise and the aggregate value of the Exercise Price exceeds US$10,000, Optionee must sign Annex 1 of the Manual of Chapter XII of the Foreign Exchange Regulations and file it directly with the Central Bank within the first 10 days of the exercise date.

(c) Optionee is not required to repatriate any proceeds obtained from the sale of Shares to Chile; however, if Optionee decides to repatriate proceeds from the sale of Shares and the amount of the proceeds to be repatriated exceeds US$10,000, Optionee must effect such repatriation through the Formal Exchange Market. If Optionee does not repatriate the proceeds and use such proceeds for the payment of other obligations contemplated under a different Chapter of the Foreign Exchange Regulations, Optionee must sign Annex 1 of the Manual of Chapter XII of the Foreign Exchange Regulations and file it directly with the Central Bank of Chile within the first 10 days of the month immediately following the transaction.

(d) If the value of Optionee’s aggregate investments held outside of Chile (including the value of Shares acquired under the Plan) is equal to or greater than US$5,000,000 at any time during the year, Optionee must report the status of such investments annually to the Central Bank using Annex 3.1 of Chapter XII of the Foreign Exchange Regulations of the Central Bank.

Notifications

Securities Law Notification. Neither the Company nor the Shares are registered with the Chilean Registry of Securities or are under the control of the Chilean Superintendence of Securities.

Tax Reporting Obligation. If Optionee holds Shares acquired under the Plan outside of Chile, Optionee should comply with any obligation to report to the Chilean Internal Revenue Service (the “CIRS”) investments in the Shares on an annual basis by Filing Tax Form 1851 “Annual Sworn Statement Regarding Permanent Investments Held Abroad.” This form may be submitted electronically through the CIRS website (www.sii.cl) before March 15 of each year.

CHINA

Terms and Conditions

The following provisions apply to Optionee if Optionee is a PRC national and do not apply to Optionee if Optionee is a non-PRC national:

Exercise of Option. The following provision supplements Section 3 of the Agreement.

Due to legal restrictions, the Options shall become exercisable by Optionee only at such time as the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or securities market, are not subject to a market stand-off or lock-up agreement and all necessary exchange control and other approvals from the State Administration of Foreign Exchange of the People’s Republic of China (“PRC”) or its local counterpart have been received for Options granted under the Plan (the “Liquidity Date”). Unless otherwise determined by the Committee, to exercise the Option, Optionee must pay the Exercise Price by a cashless exercise method using a licensed securities broker acceptable to the Company, such that all Shares subject to the exercised Option will be sold immediately upon exercise (i.e., a “same day sale”) and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees and commissions, will be remitted to Optionee in accordance with applicable exchange control law. In the event that Optionee’s employment with the Company or any Subsidiary or Affiliate terminates, all unvested Options will be forfeited and Optionee must exercise any vested Options within such time set forth in the Notice and Agreement and in compliance with exchange controls. Further, if Optionee terminates

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Optionee’s Continuous Service Status prior to the Liquidity Date, the Company, or its assignee reserves the right to exchange Optionee’s vested Option for a cash payment equivalent to the difference between the Exercise Price of the Option exercised and the Fair Market Value of the Company’s Shares on the exercise date.

Exchange Control Obligations.

Following the exercise of the Option and sale of Shares, Optionee must comply with any exchange control repatriation requirements. If Optionee resides in the PRC, Optionee may be required to repatriate to the PRC all proceeds due to Optionee under the Plan, and such repatriation may need to be effected through a special exchange control account established by the Company or its Parent or Subsidiary in the PRC. In such circumstances, Optionee agrees that the proceeds of the sale of Shares may be transferred to such special account prior to being delivered to Optionee. Optionee further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with PRC exchange control requirements.

For a Participant who is a non-PRC national, the provisions of the Agreement govern the Option and the special terms and conditions specified above do not apply to a Participant who is a non-PRC national.

The following information is provided for a Participant who is a non-PRC national:

Certain exchange control requirements may apply to the remittance of funds into and out of China. The Participant should be aware that the Company may implement special procedures related to the remittance of funds in connection with the Plan to facilitate compliance with exchange control requirements.

COLOMBIA

Terms and Conditions

Labor Law Acknowledgement. Optionee acknowledges that, pursuant to Article 128 of the Colombian Labor Code, the Plan and related benefits do not constitute a component of Optionee’s “salary” for any legal purpose.

Notifications

Exchange Control Notification. To the extent Option has investments in assets located outside of Colombia (including the investment in Shares acquired upon exercise of the Option), Optionee is required to comply with any Central Bank (Banco de la República) reporting obligations concerning such investments. Optionee may be subject to fines if Optionee fails to register such assets or upon the sale of such assets, if Optionee neglects to cancel such registration.

COSTA RICA

There are no country-specific provisions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

DENMARK

Notifications

Stock Option Act Notification. Following the grant of the Option, Optionee will be provided with an employer statement translated into Danish, which is being provided to comply with the Danish Stock Option Act (the “Employer Statement”). To the extent more favorable to Optionee and required to comply with the Stock Option Act, the terms set forth in the Employer Statement will apply to Optionee’s participation in the Plan.

Share Reporting Notifications. Optionee may be subject to the following tax and other reporting obligations concerning any Shares or proceeds from those Shares that Optionee receives under the Plan:

(a) If Optionee establishes an account holding Shares or an account holding cash outside Denmark, Optionee must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank.

(b) If Optionee holds Shares acquired under the Plan in a bank account or with a trustee outside Denmark, Optionee is required to inform the Danish Tax Administration of the account. For this purpose, Optionee must file a Form V (Erklaering V) with the Danish Tax Administration. The Form V must be signed by Optionee and may be signed by the applicable bank or trustee where the account is held. In the likely event that the bank or trustee does not sign the Form V, Optionee is solely responsible for providing certain details regarding the foreign brokerage account and Shares deposited therein to the Danish Tax Administration as part of Optionee’s annual income tax return. By signing the Form V, Optionee authorizes the Danish Tax Administration to examine the account.

(c) If Optionee opens a deposit account with a U.S. bank for the purpose of holding cash outside Denmark, Optionee is also required to inform the Danish Tax Administration about the account. To do so, Optionee must also file a Form K (Erklaering K) with the Danish Tax Administration. The Form K must be signed by both Optionee and by the applicable bank where the account is held. By signing the Form K, the bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the account. By signing the Form K, Optionee authorizes the Danish Tax Administration to examine the account.

ESTONIA

Notifications

Exchange Control Notification. Optionee may be required to report any cash transferred out of Estonia, e.g., to pay the Exercise Price.

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

Language Consent. By accepting the grant of the Option, Optionee confirms having read and understood the documents relating to the grant (the Notice, the Agreement and the Plan) which were provided in the English language. Optionee accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée. En acceptant l’attribution de l’Option d’achat d’actions (“l’Option”), le Bénéficiaire de l’Option confirme avoir lu et compris les documents relatifs à l’attribution (l’Avis, le Contrat et le Plan) qui ont été fournis en langue anglaise. Le Bénéficiaire de l’Option accepte les dispositions de ces documents en connaissance de cause.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Notifications

Option Type. The Option is not intended to qualify for specific tax or social security treatment in France.

Foreign Asset / Account Tax Reporting Notification. To the extent Optionee exercises his or her Option and hold Shares offshore, Optionee may be subject to an obligation to report foreign accounts (whether open, current or closed) to the French tax authorities when filing Optionee’s annual tax return.

GERMANY

Notifications

Exchange Control Notification. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If Optionee makes or receives a payment in excess of this amount in connection with Optionee’s participation in the Plan, Optionee must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

GREECE

There are no country-specific provisions.

HONG KONG

Terms and Conditions

Restriction on Sale of Shares. Should any portion of the Option vest within six months of the Date of Grant, Optionee agrees that Optionee will not dispose of the Shares acquired at exercise prior to the six-month anniversary of the Date of Grant.

Notifications

Securities Law Notification. WARNING: The Option and any Shares to be issued upon exercise of the Option do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company and its Subsidiaries and Affiliates. The Plan, the Agreement and other incidental communication materials related to the Option have not been prepared in accordance with and are not intended to constitute a ‘prospectus’ for a public offering of securities under the applicable companies and securities legislation in Hong Kong, and the documents have not been reviewed by any regulatory authority in Hong Kong. The Plan, the Agreement and the incidental communication materials are intended only for Optionee’s personal use and not for distribution to any other persons. If Optionee has any questions or concerns about any of the contents of the Plan, the Agreement or any other incidental communication materials, Optionee should obtain independent professional advice.

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”). Notwithstanding the foregoing, if the Plan is deemed to constitute an occupational retirement scheme for the purposes of ORSO, the grant of the Option shall be void.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

HUNGARY

There are no country-specific provisions.

INDIA

Terms and Conditions

Exercise of Option. The following provision supplements Section 3 of the Agreement.

The Options shall become exercisable by Optionee only at such time as the Company’s Common Stock is publicly traded, quoted or listed on a recognized exchange or securities market and is not subject to a market stand-off or lock-up agreement (the “Liquidity Date”). In the event that Optionee’s employment with the Company or any Subsidiary or Affiliate Terminates, all unvested Options will be forfeited and Optionee must exercise any vested Options within such time set forth in the Notice and Agreement and in compliance with exchange controls.

Notwithstanding anything to the contrary in the Plan and/or the Agreement, due to legal restrictions in India, Optionee will not be permitted to pay the Exercise Price through any form of payment whereby some, but not all, of the Shares purchased upon exercise of the Option are sold to pay the Exercise Price. However, Optionee will be permitted to pay the Exercise Price through any other form of payment set forth in the Agreement. Further, the Company reserves the right to allow additional forms of payment to Optionee depending on the development of local law.

Exchange Control Obligations. Due to exchange control restrictions in India, Optionee understands that Optionee is required to repatriate any proceeds from the sale of Shares acquired under the Plan or the receipt of any dividends to India within 90 days of receipt. If Optionee does repatriate such amounts, Optionee agrees to obtain a foreign inward remittance certificate (“FIRC”) or other similar form from the bank where Optionee deposits the funds and maintains the FIRC or other form as evidence of the repatriation of funds in the event the Reserve Bank of India or Optionee’s employer requests proof of repatriation.

INDONESIA

Terms and Conditions

Exercise of Option. The following provision supplements Section 3 of the Agreement.

Due to securities law restrictions, the Options shall become exercisable by Optionee only at such time as the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or securities market and are not subject to a market stand-off or lock-up agreement or is otherwise subject to a liquidity event (the “Liquidity Date”). Unless otherwise determined by the Committee, to exercise the Option, Optionee must pay the Exercise Price by a cashless exercise method using a licensed securities broker acceptable to the Company, such that all Shares subject to the exercised Option will be sold immediately upon exercise (i.e., a “same day sale”) and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees and commissions, will be remitted to Optionee. In the event that Optionee’s employment with the Company or any Subsidiary or Affiliate terminates, all unvested Options will be forfeited and Optionee must exercise any vested Options within such time set forth in the Notice and Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Notifications

Exchange Control Notification. If Optionee remits funds (e.g., proceeds from the sale of Shares) out of or into Indonesia, the Indonesian bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia for statistical reporting purposes. For transactions of US$10,000 or more, a more detailed description of the transaction must be included in the report and Optionee may be required to provide information about the transaction (e.g., the relationship between Optionee and the transferor of the funds, the source of the funds, etc.) to the bank in order for the bank to complete the report.

IRELAND

Terms and Conditions

Expiration Date. Notwithstanding any contrary provision in the Notice or Agreement, the term of this Option shall be one day less than seven (7) years from the Date of Grant.

Notifications

Director Notification Requirement. If Optionee is a director, shadow director, or secretary of an Irish Subsidiary of the Company, pursuant to Section 53 of the Irish Company Act 1990, Optionee must notify that Subsidiary in writing within five (5) business days of receiving or disposing of an interest in the Company (e.g., the Option, Shares), or within five (5) business days of becoming aware of the event giving rise to the notification requirement, or within five (5) business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor children (whose interests will be attributed to the director, shadow director, or secretary).

ISRAEL

Terms and Conditions

Immediate Sale Restriction. Optionee understands and agrees that if the Company’s Shares are publicly traded at the time Optionee exercises his or her Option, any Shares issued to Optionee upon the exercise of Optionee’s Option will be immediately sold. Optionee agrees that the Company is authorized to instruct its designated broker to assist with the sale of such Shares (on Optionee’s behalf pursuant to this authorization), and Optionee expressly authorizes the Company’s broker to complete the sale of such Shares. Optionee also agrees to sign any agreements, forms and/or consents that may be requested by the Company (or the broker) to effectuate the sale of the Shares and shall otherwise cooperate with the Company with respect to such matters. Optionee acknowledges that the broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay the cash proceeds from the sale (less any applicable Tax-Related Items, brokerage fees or commissions) to Optionee.

Notifications

Securities Law Notification. The grant of the Option does not constitute a public offering under the Securities Law, 1968.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ITALY

Terms and Conditions

Exercise of Option. The following provision supplements Section 3 of the Agreement.

If an Optionee exercises at such time as the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or securities market and are not subject to a market stand-off or lock-up agreement or is otherwise subject to a liquidity event (the “Liquidity Date”), unless otherwise determined by the Committee, to exercise the Option, Optionee must pay the Exercise Price by a cashless exercise method. Under the cashless exercise method, the Optionee must use a licensed securities broker acceptable to the Company, such that all Shares subject to the exercised Option will be sold immediately upon exercise (i.e., a “same day sale”) and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees and commissions, will be remitted to Optionee. The Company reserves the right to make additional forms of exercise available to the Optionee should they be available under Italian securities law.

Data Protection. The following provision replaces Section 5 of the Agreement:

Optionee understands that the Employer, the Company, its Parent and any Subsidiaries or Affiliates may hold certain personal information about Optionee, including Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships that Optionee holds in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan.

Optionee also understands that providing the Company with Data is necessary for the performance of the Plan and that Optionee’s refusal to provide Data would make it impossible for the Company to perform its contractual obligations and may affect Optionee’s ability to participate in the Plan. The Controller of personal data processing is Uber Technologies Inc., with its principal operating offices at 1455 Market St, 4th Floor, San Francisco, California 94105, and its representative in Italy is Via Vincenzo Forcella 13, Milan, Italy 20144.

Optionee understands that Data will not be publicized, but it may be transferred to banks, other financial institutions or brokers involved in the management and administration of the Plan. Optionee further understands that the Company, its Parent and any Subsidiaries or Affiliates will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of Optionee’s participation in the Plan, and that the Company and/or its Parent, Subsidiaries or Affiliates may each further transfer Data to third parties assisting the Company in the implementation, administration and management of the Plan, including any requisite transfer to a broker or another third party with whom Optionee may elect to deposit any shares acquired under the Plan. Such recipients may receive, possess, use, retain and transfer the Data in electronic or other form, for the purposes of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, Optionee understands that the Company will delete Optionee’s Data as soon as it has accomplished all the necessary legal obligations connected with the management and administration of the Plan.

Optionee understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Optionee’s Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require Optionee’s consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration and management of the Plan.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Optionee understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Optionee has the right to, including but not limited to, access, delete, update, ask for rectification of the Data and cease, for legitimate reason, any processing of the Data. Furthermore, Optionee is aware that the Data will not be used for direct marketing purposes. In addition, the Data provided may be reviewed and questions or complaints can be addressed by contacting Optionee’s local human resources department.

Plan Document Acknowledgment. By accepting the Option, Optionee acknowledges that he or she has received a copy of the Plan, the Agreement and this Exhibit A and has reviewed the Plan, the Agreement and this Exhibit A in their entirety and fully accepts all provisions thereof. Optionee further acknowledges that he or she has read and specifically and expressly approves the following provisions of the Agreement: (i) Responsibility for Taxes; (ii) Non-Transferability of Option; (iii) Language; (iv) Governing Law; Venue; (v) the Terms and Conditions in this Exhibit A, as well as the Data Privacy section included in this Exhibit A.

Notifications

Foreign Asset / Account Tax Reporting Notification. Italian residents who, at any time during the fiscal year, hold foreign financial assets (such as cash, Shares or Options) which may generate income taxable in Italy are required to report such assets on their annual tax returns or on a special form if no tax return is due. The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad. Optionees are advised to consult a personal legal advisor to ensure compliance with applicable reporting requirements.

JAPAN

Notifications

Exchange Control Notification. If Optionee remits an amount to purchase Shares in one transaction that exceeds ¥30,000,000, Optionee is required to file a Payment Report with the Ministry of Finance through the Bank of Japan or the bank through which the payment is effected. If Optionee intends to acquire Shares with a value in excess of ¥100,000,000 in a single transaction, Optionee must also file an ex post facto Report Concerning Acquisition of Shares with the Ministry of Finance through the Bank of Japan within 20 days of acquiring the Shares. The forms to make these reports may be acquired at the Bank of Japan.

Tax Reporting Notification. Details of any assets held outside Japan on an annual basis as of December 31 (including Shares acquired under the Plan) must be reported to the tax authorities, to the extent such assets have a total net fair market value exceeding ¥50 million. Such report is due by March 15 each year. Optionee should consult with his or her personal tax advisor to determine if the reporting obligation applies to Optionee and whether Optionee will be required to include details of Optionee’s outstanding Options, as well as Shares, in the report.

KENYA

Terms and Conditions

Exercise of Option. The following provision supplements Section 3 of the Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The Options shall vest and become exercisable by Optionee only at such time as (i) the Company’s Common Stock is publicly traded, quoted or listed on a recognized exchange or securities market and is not subject to a market stand-off or lock-up agreement or (ii) the Option vests in full or part under the terms of an agreement evidencing an Acquisition or Other Combination (each as defined in the Plan) (the “Liquidity Date”). Optionee must maintain his or her Continuous Service Status through the vesting schedule and through the Liquidity Date to vest in any portion of the Options. Should the Liquidity Date occur after any of the vesting dates in the vesting schedule, Optionee will receive a credit for any vesting that would have occurred under the vesting schedule once the Liquidity Date occurs and will continue to vest in accordance with the vesting schedule thereafter to the extent that Optionee’s Continuous Service Status has not terminated.

KOREA

Terms and Conditions

Exchange Control Obligation. If Optionee remits funds out of Korea to pay the Exercise Price, Optionee agrees to comply with any exchange control requirements, including any necessary confirmation of the remittance of funds with a foreign exchange bank in Korea. The foreign exchange bank may require that Optionee submit the following supporting documents evidencing the nature of the remittance to the bank together with the confirmation application: (i) the Agreement; (ii) the Notice; (iii) the Plan; and (iv) Optionee’s certificate of employment.

Optionee further agrees to comply with any repatriation requirements with respect to the proceeds of the sale of Shares. If Optionee realizes US$500,000 or more from the sale of Shares, Optionee must repatriate the proceeds to Korea within eighteen (18) months of the sale.

Notifications

Foreign Asset / Account Tax Reporting Notification. If the value of Optionee’s foreign financial account(s) (e.g., non-Korean bank accounts, brokerage accounts) exceeds KRW 1 billion (or an equivalent amount in foreign currency), Optionee must file a report with the Korean tax authority and declare such accounts.

LEBANON

There are no country-specific provisions.

LITHUANIA

There are no country-specific provisions.

MEXICO

Terms and Conditions

Labor Law Acknowledgement. The following provision applies if Optionee resides in Mexico and receives an Option from the Company:

(i) Optionee’s participation in the Plan does not constitute an acquired right;

(ii) The Plan and Optionee’s participation in it are offered by the Company on a wholly discretionary basis;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(iii) Optionee’s participation in the Plan is voluntary;

(iv) The Company and its Subsidiaries and Affiliates are not responsible for any decrease in the value of any Shares acquired under the Plan;

(v) By accepting the Option, Optionee acknowledges that the Company, with registered offices in the U.S.A., is solely responsible for the administration of the Plan. Optionee further acknowledges that his or her participation in the Plan, the grant of the Option and any acquisition of Shares under the Plan do not constitute an employment relationship between Optionee and the Company because Optionee is participating in the Plan on a wholly commercial basis. Based on the foregoing, Optionee expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between Optionee and his or her Employer and do not form part of the employment conditions and/or benefits provided by his or her Employer, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Optionee’s employment;

(vi) Optionee further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue Optionee’s participation in the Plan at any time, without any liability to Optionee; and

(vii) Finally, Optionee hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, its Subsidiaries, Affiliates, branches, representation offices, shareholders, officers, agents or legal representatives, with respect to any claim that may arise.

Spanish Translation

(i) La participación del beneficiario en el Plan no constituye un derecho adquirido;

(ii) El Plan y la participación del beneficiario en el es ofrecido por la Compañía de manera completamente discrecional;

(iii) La participación del beneficiario en el Plan es voluntaria;

(iv) La Compañía y sus subsidiarias o afiliadas no son responsables por ninguna disminución en el valor de las acciones de adquiridas al termino del Periodo de Restricción;

(v) Al aceptar el otorgamiento, el beneficiario reconoce que Company, con domicilio social en E.U.A., es la única responsable de la administración del Plan. Además, el beneficiario reconoce que su participación en el Plan, la concesión de Unidades de Acciones Restringidas y cualquier adquisición de Acciones de bajo el Plan no constituyen una relación laboral entre el beneficiario y Company, en virtud de que el beneficiario está participando en el Plan en su totalidad sobre una base comercial. Por lo anterior, el beneficiario expresamente reconoce que el Plan y los beneficios que puedan derivarse de su participación no establecen ningún derecho entre el beneficiario y su empleador y que no forman parte de las condiciones de trabajo y/o beneficios otorgados por su empleador, y cualquier modificación del Plan o la terminación no constituirá un cambio o modificación de los términos y condiciones en el empleo del beneficiario;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(vi) Además, el beneficiario comprende que su participación en el Plan es el resultado de una decisión discrecional y unilateral de Company, por lo que Company se reserva el derecho absoluto de modificar y/o suspender la participación del beneficiario en el Plan en cualquier momento, sin responsabilidad alguna del beneficiario; y

(vii) Finalmente, el beneficiario manifiesta que no se reserva acción o derecho alguno que origine una demanda en contra de Company, por cualquier indemnización o daño relacionada con las disposiciones del Plan o de los beneficios otorgados en el mismo, y en consecuencia el beneficiario libera de la manera más amplia y total de responsabilidad a Company, sus subsidiarias, afiliadas, sucursales, oficinas de representación, sus accionistas, directores, agentes y representantes legales de cualquier demanda que pudiera surgir.

MOROCCO

Terms and Conditions

Exercise of Option. The following provision supplements Sections 3 and 6 of the Agreement.

Due to exchange control considerations, the Options shall become exercisable by Optionee only at such time as the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or securities market and are not subject to a market stand-off or lock-up agreement or is otherwise subject to a liquidity event (the “Liquidity Date”). Unless otherwise determined by the Committee, to exercise the Option, Optionee must pay the Exercise Price by a cashless exercise method using a licensed securities broker acceptable to the Company, such that all Shares subject to the exercised Option will be sold immediately upon exercise (i.e., a “same day sale”) and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees and commissions, will be remitted to Optionee. The Company reserves the right to make additional methods of payment available to the Optionee should the Company determine that such methods are feasible in light of Moroccan exchange control considerations. In the event that Optionee’s employment with the Company or any Subsidiary or Affiliate terminates, all unvested Options will be forfeited and Optionee must exercise any vested Options within such time set forth in the Notice and Agreement.

Exchange Control Obligations. Optionee is required immediately to repatriate to Morocco the proceeds from the sale of any Shares acquired upon exercise of the Option. Such repatriation of proceeds may be effectuated through a special account established by the Company, its Parent, Subsidiary or Affiliate, including the Employer. By accepting the Option, Optionee consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to Optionee. If repatriation of proceeds is not effectuated through a special account, Optionee agrees to maintain Optionee’s own records proving repatriation and to provide copies of these records upon request from the Company, the Employer and/or the Office des Changes. Optionee further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with Moroccan exchange control requirements.

NETHERLANDS

There are no country-specific provisions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

NEW ZEALAND

Notifications

WARNING.

You are being offered Options (which, upon vesting in accordance with the terms of the grant of the Options, will be converted into Shares) in Uber Technologies, Inc.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This requires those offering financial products to have disclosed information that is important for investors to make an informed decision.

The usual rules do not apply to this offer because it is a small offer. As a result, you may not be given all the information usually required. You will also have fewer other legal protections for this investment.

Ask questions, read all documents carefully, and seek independent financial advice before committing yourself.

NIGERIA

There are no country-specific provisions.

NORWAY

There are no country-specific provisions.

PAKISTAN

Terms and Conditions

Exercise of Option. The following provision supplements Section 3 of the Agreement.

Due to legal restrictions, the Options shall become exercisable by Optionee only at such time as the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or securities market and are not subject to a market stand-off or lock-up agreement or is otherwise subject to a liquidity event (the “Liquidity Date”). Unless otherwise determined by the Committee, to exercise the Option, Optionee must pay the Exercise Price by a cashless exercise method using a licensed securities broker acceptable to the Company, such that all Shares subject to the exercised Option will be sold immediately upon exercise (i.e., a “same day sale”) and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees and commissions, will be remitted to Optionee. In the event that Optionee’s employment with the Company or any Subsidiary or Affiliate terminates, all unvested Options will be forfeited and Optionee must exercise any vested Options within such time set forth in the Notice and Agreement.

Notifications

Exchange Control Notification. Optionee is required to immediately repatriate to Pakistan the proceeds from the sale of Shares. Optionee should consult his or her personal advisor prior to exercise of the Option to ensure compliance with the applicable exchange control regulations in Pakistan, as such regulations are subject to frequent change. Optionee is responsible for ensuring compliance with all exchange control laws in Pakistan.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

PANAMA

Notifications

Securities Law Notification. The offer of the Option is considered a private offering in Panama; therefore, it is not subject to registration in Panama.

PERU

Notifications

Securities Law Notification. The offer of the Option is considered a private offering in Peru; therefore, it is not subject to registration in Peru.

POLAND

Notifications

Exchange Control Notification. Polish residents holding foreign securities (e.g., Shares) and/or maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets possessed abroad) exceeds PLN 7 million. If required, the reports must be filed on a quarterly basis on special forms that are available on the website of the National Bank of Poland.

Further, if Optionee transfers funds in excess of €15,000 into or out of Poland, the funds must be transferred via a bank account. Optionee is required to retain the documents connected with a foreign exchange transaction for a period of five years, as measured from the end of the year in which such transaction occurred.

PORTUGAL

Terms and Conditions

Language Consent. Optionee hereby expressly declares that he or she has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Plan and the Agreement.

O Contratado, pelo presente instrumento, declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo de Atribuição (Agreement em inglês).

Notifications

Exchange Control Notification. If the Optionee holds shares purchased upon exercise of the Option, the acquisition of shares should be reported to the Banco de Portugal for statistical purposes. If the shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on the Optionee’s behalf. If the shares are not deposited with a commercial bank or financial intermediary in Portugal, the Optionee is responsible for submitting the report to the Banco de Portugal.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

QATAR

There are no country-specific provisions.

ROMANIA

Notifications

Exchange Control Notification. If Optionee remits foreign currency into or out of Romania (e.g., the Exercise Price or the proceeds from the sale of Shares), Optionee may be required to provide the Romanian bank assisting with the transaction with appropriate documentation explaining the source of the funds. Optionee should consult his or her personal legal advisor or bank to determine what requirements will apply to the remittance of funds into or out of Romania in connection with the Option.

RUSSIA

Terms and Conditions

U.S. Transaction. Optionee understands that the acceptance of the Option results in an agreement between Optionee and the Company that is completed in the United States and that the Agreement is governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. Upon exercise of the Options, any Shares to be issued to Optionee shall be held or delivered to Optionee in the United States and in no event will such Shares be delivered to Optionee in Russia. Optionee acknowledges that Optionee is not permitted to sell or otherwise transfer Shares directly to other individuals in Russia, nor is Optionee permitted to bring any certificates representing the Shares into Russia (if such certificates are actually issued).

Data Privacy. Optionee hereby acknowledges that Optionee has read and understood the terms regarding collection, processing and transfer of Data contained in this Section 5 of the Agreement and, by participating in the Plan, Optionee agrees to such terms. In this regard, upon request of the Company or the Employer, Optionee agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in Russia, either now or in the future. Optionee understands that Optionee will not be able to participate in the Plan if Optionee fails to execute any such consent or agreement.

Notifications

Securities Law Notification. The Agreement, the Notice, the Plan and all other materials that Optionee may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. Absent any requirement under local law, the issuance of securities pursuant to the Plan has not and will not be registered in Russia; hence, the securities described in any Plan-related documents may not be used for offering or public circulation in Russia.

Exchange Control Notification. Any cash proceeds Optionee may receive related to the Shares (such as proceeds from the sale of the Shares) must be repatriated to Russia within a reasonably short period after receipt. Such cash amounts must be initially credited to Optionee through a foreign currency account opened in Optionee’s name at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to a foreign bank subject to the following limitations: (i) the foreign account may be opened only for individuals; (ii) the foreign account may not be used for business activities; and

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(iii) the Russian tax authorities must be given notice about the opening/closing of each foreign account within one month of the account opening/closing. Optionee is strongly advised to contact Optionee’s bank in Russia and personal legal advisor to confirm the application of the exchange control rules to the Option prior to exercising the Option. Significant penalties may apply in the case of non-compliance with the exchange control requirements and exchange control requirements are subject to change.

Involuntary Termination Notification. If Optionee continues to hold Shares acquired at exercise of the Option after an involuntary Termination of Optionee’s Continuous Service Status, Optionee may not be eligible to receive unemployment benefits in Russia.

SAUDI ARABIA

Terms and Conditions

Exercise of Option. The following provision supplements Section 3 of the Agreement.

Due to legal restrictions, the Options shall become exercisable by Optionee only at such time as the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or securities market and are not subject to a market stand-off or lock-up agreement or is otherwise subject to a liquidity event (the “Liquidity Date”). Unless otherwise determined by the Committee, to exercise the Option, Optionee must pay the Exercise Price by a cashless exercise method using a licensed securities broker acceptable to the Company, such that all Shares subject to the exercised Option will be sold immediately upon exercise (i.e., a “same day sale”) and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees and commissions, will be remitted to Optionee. In the event that Optionee’s employment with the Company or any Subsidiary or Affiliate terminates, all unvested Options will be forfeited and Optionee must exercise any vested Options within such time set forth in the Notice and Agreement.

Notifications

Securities Law Notification. This document may not be distributed in the Kingdom of Saudi Arabia except to such persons as are permitted under the Offers of Securities Regulations issued by the Capital Market Authority.

The Capital Market Authority does not make any representation as to the accuracy or completeness of this document, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of this document. Optionee is hereby advised to conduct his or her own due diligence on the accuracy of the information relating to the Shares. If Optionee does not understand the contents of this document, Optionee should consult his or her personal legal advisor.

SINGAPORE

Notifications

Securities Law Notification. This Option is being granted pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Optionee should note that the Option is subject to section 257 of the SFA and Optionee will not be able to make (i) any subsequent sale of the Shares in Singapore or (ii) any offer of such subsequent sale of the Shares subject to the Option in Singapore, unless such sale or offer in is made pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Director Notification Requirement. If Optionee is a director, associate director or shadow director1 of a Singapore Subsidiary, Optionee must notify the Singapore Subsidiary in writing of an interest (e.g., Options, Shares, etc.) in the Company or any Subsidiary within two business days of (i) acquiring or disposing of such interest, (ii) any change in a previously disclosed interest (e.g., sale of Shares), or (iii) becoming a director, associate director or shadow director.

SLOVAK REPUBLIC

Notifications

Foreign Asset / Account Reporting Notification. Slovak Republic residents who carry on business activities as an independent entrepreneur (in Slovakian, “podnikatel”) must report foreign assets (including any Shares) to the National Bank of Slovakia (provided that the value of the foreign assets exceeds an amount of €2,000,000). These reports must be submitted on a monthly basis by the 15th day of the respective calendar month, as well as on a quarterly basis by the 15th day of the calendar month following the respective calendar quarter, using notification form DEV (NBS) 1-12, which may be found at the National Bank of Slovakia’s website at www.nbs.sk.

SOUTH AFRICA

Terms and Conditions

Exercise of Option. The following provision supplements Section 3 of the Agreement.

(n) Optionee may exercise the Options as provided in the Agreement, the Notice, and the Plan. Optionee is required to immediately notify Optionee’s employer of the amount of any gain realized at exercise of the Options. If Optionee fails to advise Optionee’s Employer of such gain, Optionee may be liable for a fine.

(o) If Optionee exercises the Option by a cash exercise, Optionee must obtain and provide to Optionee’s Employer, or any third party designated by the Company or Optionee’s employer, a Tax Clearance Certificate (with respect to foreign investments) bearing the official stamp and signature of the Exchange Control Department of the South African Revenue Service (“SARS”). Optionee must renew this Tax Clearance Certificate every twelve months, or in such other period as may be required by the SARS.

(c) In the event that Optionee’s employment with the Company or any of its Subsidiaries or Affiliates Terminates, all unvested Options will be forfeited. Further, the Company, or its assignee shall have the option to repurchase any Unvested Shares (as defined in the Notice) on the terms and conditions set forth in the Agreement and Plan.

Notifications

Exchange Control Notification. Under current South African exchange control policy, if Optionee is a South African resident, Optionee may invest a maximum of ZAR5,000,000 per annum in offshore investments, including in Shares. The first ZAR1,000,000 annual discretionary allowance requires no prior authorization. The next ZAR4,000,000 requires tax clearance. This limit does not apply to Optionee if

[1]

A shadow director is an individual who is not on the board of directors of the Singapore Subsidiary but who has sufficient control so that the board of directors of the Singapore Subsidiary acts in accordance with the directions or instructions of the individual.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Optionee is a non-resident employee. It is Optionee’s responsibility to ensure that Optionee does not exceed this limit and obtain the necessary tax clearance for remittances exceeding ZAR1,000,000. This limit is a cumulative allowance; therefore, Optionee’s ability to remit funds for a cash exercise will be reduced if Optionee’s foreign investment limit is utilized to make a transfer of funds offshore that is unrelated to the Plan. Because exchange control regulations are subject to frequent change, Optionee is advised to consult Optionee’s personal legal advisor prior to the exercise of the Options to ensure compliance with current regulations. Optionee is solely responsible for ensuring compliance with all exchange control laws in South Africa.

SPAIN

Terms and Conditions

Vesting and Nature of Grant. In accepting the Option, Optionee consents to participate in the Plan and acknowledges that he or she has received a copy of the Plan.

Optionee understands and agrees that unless otherwise provided in the Agreement, Optionee will forfeit any unvested portion of the Option as of the date Optionee’s Continuous Service Status ends without entitlement to the underlying Shares or to any amount of indemnification in the event of termination of Optionee’s employment by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with Cause, disciplinary dismissal adjudged or recognized to be without Cause, individual or collective dismissal adjudged or recognized to be without Cause, individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without Cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by Optionee’s employer and under Article 10.3 of the Royal Decree 1382/1985.

Optionee understands that the Company has unilaterally, gratuitously and discretionally decided to grant Options under the Plan to individuals who may be employees of the Company or a Subsidiary or Affiliate throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any Subsidiary or Affiliate on an ongoing basis, other than as set forth in the Agreement. Consequently, Optionee understands that the Option is granted on the assumption and condition that the Option and any Shares acquired upon exercise of the Option are not part of any employment contract (either with the Company or any Subsidiary or Affiliate) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, Optionee understands that the Option would not be granted to Optionee but for the assumptions and conditions referred to herein; thus, Optionee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the grant of the Option shall be null and void.

Notifications

Securities Law Notification. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with any grant of the Option. This Agreement has not been, nor will it be, registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.

Exchange Control Notification. Optionee must declare the acquisition and sale of Shares to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Industry, Tourism and Commerce, for statistical purposes. Optionee must also declare ownership of any Shares with the Directorate of Foreign Transactions each January while the Shares are owned.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

To the extent that Optionee holds rights or assets (e.g., cash or Shares held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., Shares, cash, etc.) as of December 31 each year, Optionee is required to report information on such rights and assets on his or her tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. The reporting must be completed by March 31. Failure to comply with this reporting requirement may result in penalties to Optionee. Accordingly, Optionee should consult with his or her personal tax and legal advisors to ensure that he or she is properly complying with his or her reporting obligations.

Further, Optionee is required to electronically declare to the Bank of Spain any securities accounts (including Shares held in trust and brokerage accounts held abroad), as well as the securities held in such accounts if the value of the transactions for all such accounts during the prior tax year or the balances in such accounts as of December 31 of the prior tax year exceeds €1,000,000.

SRI LANKA

Terms & Conditions

Exchange Control Obligation. Prior to exercising any Options under the Plan, Optionee will be required to obtain prior exchange control approval in order to remit the Exercise Price outside Sri Lanka and acquire/hold/transfer Shares. Alternatively, Optionee may open an Outward Investment Account (“OIA”) at a licensed commercial bank, through which Optionee must transfer the funds to pay the Exercise Price of the Options. An OIA can be opened provided that that Optionee (i) repatriates any dividends and any sales proceeds resulting from the sale of the Shares back to Sri Lanka within three months from the date of payment, and (ii) Optionee does not make investments exceeding USD $100,000 via the OIA, including for any Shares of the Company. Optionee should consult with Optionee’s personal legal advisor regarding Optionee’s responsibilities under Sri Lankan exchange control laws.

SWEDEN

There are no country-specific provisions.

SWITZERLAND

Securities Law Notification. The offer of Option is considered a private offering in Switzerland; therefore, it is not subject to registration in Switzerland.

TAIWAN

Notifications

Securities Law Notification. The offer of participation in the Plan is available only for employees of the Company and its Subsidiaries and Affiliates. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exchange Control Notification. The acquisition or conversion of foreign currency and the remittance of such amounts (including proceeds from the sale of Shares) to Taiwan may trigger certain annual or periodic exchange control reporting. If the transaction amount is TWD500,000 or more in a single transaction, Optionee may be required to submit a Foreign Exchange Transaction Form and provide supporting documentation to the satisfaction of the remitting bank. Remittances of funds for the purchase of Shares under the Plan must be made through an authorized foreign exchange bank in Taiwan.

TURKEY

Notifications

Securities Law Notification. Any offer of Options by the Company to Optionee is intended as a private offering which is not subject to prior clearance from the Capital Market Board. If Optionee acquires Shares upon the exercise of an Option, Optionee may be subject to certain securities law requirements upon the sale of such Shares, particularly if the sale takes place within Turkey. If the Company’s Shares become publicly traded on a market outside Turkey, Shares may be sold on such exchange, and Optionee may be required to seek the assistance of a bank or financial institution licensed in Turkey to complete the trade.

Exchange Control Notification. Exchange control regulations require Turkish residents to buy Shares through intermediary financial institutions that are approved under the Capital Market Law (i.e., banks licensed in Turkey). Therefore, if Optionee is a Turkish resident who exercises his or her Option by sending funds from Turkey to the United States to pay the Exercise Price, Optionee should remit such funds through a bank or other financial institution licensed in Turkey. A wire transfer of funds by a Turkish bank will satisfy the requirement.

UNITED ARAB EMIRATES

Notifications

Securities Law Notification. The Agreement, Notice, Plan and other incidental communication materials concerning the Option are intended for distribution only to employees of the Company or its Subsidiaries and Affiliates. The Dubai Technology and Media Free Zone Authority, Emirates Securities and Commodities Authority and/or the Central Bank has no responsibility for reviewing or verifying any documents in connection with the Option. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved these communications nor taken steps to verify the information set out in them, and have no responsibility for them.

Further, the Shares underlying the Option may be illiquid and/or subject to restrictions on their resale. Optionee should conduct his or her own due diligence on the Option and the Shares. If Optionee is in any doubt about any of the contents of the grant or other incidental documents, Optionee should obtain independent professional advice.

UNITED KINGDOM

Terms and Conditions

Section 431 Election. Except as provided below, as a condition of participation in the Plan and no later than the time of exercise of the Option, Optionee agrees to enter into, jointly with Optionee’s employer (or the Company or its Subsidiaries or Affiliates, as applicable), a joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “restricted securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that Optionee will not revoke such election at any time (the “Joint Election”). This election will be to treat the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Shares acquired pursuant to the exercise of the Option as if such Shares were not restricted securities (for U.K. tax purposes only). If Optionee is required to but does not enter into such an election prior to the exercise of the Option, Optionee will not be entitled to exercise the Option and no Shares will be issued to Optionee, without any liability to the Company or Optionee’s employer.

If the Optionee exercises the Options at a time when the Shares are considered to be “readily convertible assets” and are publicly traded, quoted or listed on a recognized exchange or securities market, Optionee shall not be required to enter into a Joint Election as a condition of participation in the Plan and the exercise of the Option.

Responsibility for Taxes. The following provision supplements Section 4 of the Agreement;

If payment or withholding of the income tax is due in connection with the Option and is not made within ninety (90) days after the end of the year in which the event giving rise to the income tax liability occurs or such other period specified in Section 222(1)(c) of the ITEPA 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by Optionee to the Employer, effective on the Due Date. Optionee agrees that the loan will bear interest at then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in the Agreement.

Notwithstanding the foregoing, if Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Optionee will not be eligible for such a loan to cover the income tax due as described above. In the event that Optionee is a director or executive officer and the income tax is not collected from or paid by Optionee by the Due Date, the amount of any uncollected tax will constitute a benefit to Optionee on which additional income tax and National Insurance Contributions (“NICs”) will be payable. Optionee acknowledges that the Company or the Employer may recover any such additional income tax and NICs at anytime thereafter by any of the means referred to in the Agreement. Optionee will also be responsible for reporting and paying any income tax and NICs due on this additional benefit directly to HMRC under the self-assessment regime.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 431 Election for U.K. Participants

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1. Between the Employee:

whose National Insurance Number is

and

the Company (who is the Employee’s employer):

of Company Registration Number

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities:	All securities to be acquired by Employee pursuant to the option granted on [date] under the terms of the Uber Technologies, Inc. 2013 Equity Incentive Plan.

Description of securities:	Shares of common stock

Name of issuer of securities:	Uber Technologies, Inc.

to be acquired by the Employee after [date] under the terms of the Uber Technologies, Inc. 2013 Equity Incentive Plan.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Extent of Application

This election disapplies to

S.431(1) ITEPA: All restrictions attaching to the securities

4.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
I. Signature (for and on behalf of the Company)	Date

Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

VENEZUELA

Terms and Conditions

Exercise of Option. The following provision supplements Section 3 of the Agreement.

Due to legal restrictions, the Options shall become exercisable by Optionee only at such time as the Company’s Shares are publicly traded, quoted or listed on a recognized exchange or securities market and are not subject to a market stand-off or lock-up agreement or is otherwise subject to a liquidity event (the “Liquidity Date”). Unless otherwise determined by the Committee, to exercise the Option, Optionee must pay the Exercise Price by a cashless exercise method using a licensed securities broker acceptable to the Company, such that all Shares subject to the exercised Option will be sold immediately upon exercise (i.e., a “same day sale”) and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees and commissions, will be remitted to Optionee. In the event that Optionee’s employment with the Company or any Subsidiary or Affiliate terminates, all unvested Options will be forfeited and Optionee must exercise any vested Options within such time set forth in the Notice and Agreement.

Investment Representation. As a condition of the grant of the Option, Optionee acknowledges and agrees that any Shares Optionee acquires under the Plan are acquired as and intended to be an investment, rather than for the resale, even if due to exchange control restrictions, Optionee immediately sells such Shares. Further, Optionee acknowledges that neither the Options nor the underlying Shares are publicly offered or listed on any stock exchange in Venezuela. The offer is private and not subject to Venezuelan government securities regulations.

Notifications

Exchange Control Obligation. Venezuelan exchange control rules may apply in connection with Optionee’s participation in the Plan and/or the transfer of cash proceeds into Venezuela. Following the sale of Option Shares, Optionee may be subject to certain restrictions if Optionee attempts to transfer such cash proceeds into Venezuela. Optionee should consult with Optionee’s personal legal advisor to determine Optionee’s responsibilities under Venezuelan exchange control laws.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT B

COUNTRY-SPECIFIC TERMS AND CONDITIONS

FOR CONSULTANTS OUTSIDE THE U.S.

Terms and Conditions

This Exhibit B includes additional terms and conditions that govern the Option granted to Optionee under the Plan if Optionee is a consultant and resides and/or works in one of the countries listed below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement to which this Exhibit A is attached.

If Optionee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, changes status as a consultant to become an employee or director, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Optionee.

In accepting this Option, Optionee acknowledges, understands and agrees that:

a. the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

b. the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

c. all decisions with respect to future Option or other grants, if any, will be at the sole discretion of the Company;

d. the Option grant and Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company or any Parent, Subsidiary or Affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Parent, Subsidiary or Affiliate of the Company, as applicable, to terminate Optionee’s service relationship (if any);

e. Optionee is voluntarily participating in the Plan;

f. the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

g. the Option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

h. the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

i. if the underlying Shares do not increase in value, the Option will have no value;

j. if Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

k. no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the Termination of Optionee’s Continuous Service Status (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee provides services or the terms of Optionee’s service agreement, if any), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company, any of its Subsidiaries or Affiliates, waives his or her ability, if any, to bring any such claim, and releases the Company, its Subsidiaries and Affiliates from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

l. for purposes of the Option, Optionee’s Continuous Service Status will be considered Terminated as of the date Optionee is no longer actively providing services to the Company or one of its Subsidiaries or Affiliates (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Optionee is providing services or the terms of Optionee’s service agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Optionee’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Optionee provides services or the terms of Optionee’s service agreement, if any); and (ii) the period (if any) during which Optionee may exercise the Option after such termination of Optionee’s Continuous Service Status will commence on the date Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Optionee provides services or terms of Optionee’s service agreement, if any; the Committee shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of his or her Option grant (including whether Optionee may still be considered to be providing services while on a leave of absence;

m. unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

n. the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and

o. neither the Company, nor any Subsidiary or Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Optionee’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Notifications

This Exhibit B also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to Optionee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of October 2014. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the information noted herein as the only source of information relating to the consequences of Optionee’s participation in the Plan because the information may be out of date by the time Optionee vests in or exercises this Option or sells any exercised Shares.

In addition, the information contained herein is general in nature and may not apply to Optionee’s particular situation, and the Company is not in a position to assure Optionee of any particular result. Accordingly, Optionee is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Optionee understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Optionee in the same manner.

BULGARIA

Terms & Conditions

Exchange Control Obligation. Optionee agrees to comply with any reporting obligations associated with the remittance of funds out of Bulgaria to exercise the Option. Further, Optionee agrees to comply with any reporting obligations associated with the remittance of funds (including proceeds from the sale of Shares) into Bulgaria. The Company is not responsible for any exchange control obligations associated with Optionee’s participation in the Plan or Optionee’s transfer of funds related to the Option.

HONG KONG

Terms and Conditions

Restriction on Sale of Shares. Should any portion of the Option vest within six months of the Date of Grant, Optionee agrees that Optionee will not dispose of the Shares acquired at exercise prior to the six-month anniversary of the Date of Grant.

Notifications

Securities Law Notification. WARNING: The Option and any Shares to be issued upon exercise of the Option do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company and its Subsidiaries and Affiliates. The Plan, the Agreement and other incidental communication materials related to the Option have not been prepared in accordance with and are not intended to constitute a ‘prospectus’ for a public offering of securities under the applicable companies and securities legislation in Hong Kong, and the documents have not been reviewed by any regulatory authority in Hong Kong. The Plan, the Agreement and the incidental communication materials are intended only for Optionee’s personal use and not for distribution to any other persons. If Optionee has any questions or concerns about any of the contents of the Plan, the Agreement or any other incidental communication materials, Optionee should obtain independent professional advice.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”). Notwithstanding the foregoing, if the Plan is deemed to constitute an occupational retirement scheme for the purposes of ORSO, the grant of the Option shall be void.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT C

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

EXERCISE AGREEMENT FOR NON-U.S. OPTIONEES

This Exercise Agreement, including the provisions in the attached Exercise Agreement Appendix (together, this “Exercise Agreement”), is made as of                     , by and between Uber Technologies, Inc., a Delaware corporation (the “Company”), and                      (“Purchaser”). To the extent any capitalized terms used in this Exercise Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2013 Equity Incentive Plan (the “Plan”).

Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase                      shares of the Class A Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement granted                      (the “Option Agreement”). The purchase price for the Shares shall be $                     per Share for a total purchase price of $                    . The term “Shares” refers to the purchased Shares and all securities received as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

The parties have executed this Exercise Agreement as of the date set forth above.

THE COMPANY:

UBER TECHNOLOGIES, INC.

By:
(signature)
Name:

Title:

Address:

PURCHASER:

(signature)

(Country)

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ATTACHMENT A

EXERCISE AGREEMENT APPENDIX

ADDITIONAL PROVISIONS FOR NON-U.S. OPTIONEES

1. Terms and Conditions. This Exercise Agreement Appendix (the “Appendix”) includes additional terms and conditions that govern the exercise of the Option granted to Optionee under the Plan. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Exercise Agreement to which this Appendix is attached.

2. Time and Place of Exercise. The purchase and sale of the Shares under the Exercise Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of the Exercise Agreement signature page, the payment of the aggregate Exercise Price by any method listed in Section 6 of the Option Agreement, and the satisfaction of any applicable tax withholding obligations, all in accordance with the provisions of Section 3(b) of the Option Agreement. The Company shall issue the Shares to Purchaser by entering such Shares in Purchaser’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company, against payment of the Exercise Price therefor by Purchaser.

3. Restrictions and Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

(a) The holder of any security of the Company (a “Security Holder”), including Purchaser, shall not, directly or indirectly, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of or encumber (including any conveyance of any economic or pecuniary interest in) any security of the Company (a “Security”), other than by means of a Permitted Transfer (as defined below), without the prior written consent of the Board (or an authorized committee of the Board), which consent may be withheld in its sole discretion. If any provision(s) of any agreement(s) currently in effect by and between the Company and any Security Holder (the “Security Holder Agreement(s)”) conflicts with Section 8.12 of the Company’s bylaws, Section 8.12 shall govern, and the non-conflicting remainder of the Security Holder Agreement(s) shall continue in full force and effect; provided that Section 3(b) hereof shall be deemed not to conflict with Section 8.12 of the Company’s bylaws.

(b) For purposes of the transfer restrictions set forth herein, a “Security” shall be deemed to be “Transferred” in (a) any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of a share of any security of the Company or any legal or beneficial interest in such security, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of any security to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, voting control over such security by proxy or otherwise, (b) any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of any security of the Company, even if any security of the Company would be disposed of by someone other than the Security Holder, (c) any transaction involving any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security of the Company or with respect to any security that includes, relates to, or derives any significant part of its value from any security of the Company, or (d) any other transaction by Purchaser related to or affecting the ownership, possession or other rights (voting, economic or otherwise) of a security that the Board, in good faith, deems Transferred.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) A “Permitted Transfer” as used in this Section 3 shall be defined as:

(i) any repurchase of a Security by the Company: (a) at cost, upon the occurrence of certain events, such as the termination of employment or services; or (b) at any price pursuant to the Company’s exercise of a right of first refusal to repurchase such shares;

(ii) the transfer of any or all of the Securities held by a Security Holder to a single trust for the benefit of the Security Holder or the Security Holder’s Immediate Family;

(iii) any transfer effected pursuant to the Security Holder’s will or the laws of intestate succession;

(iv) if the Security Holder is a partnership, limited liability company or a corporation, no more than five (5) transfers to an Affiliate (as defined below) of such partnership, limited liability company or corporation; and/or

(v) the transfer by a Major Investor (as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement dated August 1, 2013, as amended from time to time, or any successor agreement (the “Co-Sale Agreement”)) exercising such Major Investor’s Co-Sale Right (as defined in the Co-Sale Agreement).

(d) In the case of any transfer consented to by the Company or described in subsection (c) above, the transferee, assignee, or other recipient shall receive and hold the Securities subject to the provisions of this Section 3, and there shall be no further transfer of such stock except in accordance with this Section 3.

(e) The restrictions in this Section 3 shall terminate upon the earlier to occur of (i) the closing of a Liquidation Transaction (as such term is defined in the Company’s Restated Certificate of Incorporation, as amended or restated from time to time) (a “Liquidation Transaction”) or (ii) immediately prior to an initial public offering under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) pursuant to which all outstanding shares of the Company’s preferred stock convert to common stock (an “IPO”). Upon termination of such restrictions, a new certificate or certificates representing the outstanding Shares shall be issued, on request, without the legend referred to in subsection 8(a)(iv) below and delivered to Purchaser.

(f) Purchaser shall comply with the Company’s insider trading policy and code of conduct (or related policies) as may be adopted or amended from time to time by the Board (the “Policies”). To the extent Purchaser is not an employee of the Company, Purchaser shall comply with the Policies in the same manner as-if Purchaser were deemed an employee of the Company as defined in the Policies.

4.	Right of First Refusal.

(a) Right of First Refusal. Subject to the limitations set forth in Section 3 above, before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 4(a) (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”);

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Purchase Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(iii) Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within sixty (60) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(iv) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 4(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of Section 3 and this Section 4 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(v) Exception for Certain Family Transfers. Anything to the contrary contained in Section 3 and this Section 4(a) notwithstanding, and provided that such transfer complies with applicable securities laws, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family or a single trust for the benefit of the Purchaser or the Purchaser’s Immediate Family shall be exempt from the provisions of this Section 4(a).

(b) Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 4(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to the Exercise Agreement or the Fair Market Value of the Shares on the date of transfer (as determined by the Board). Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

(c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.

(d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of the Exercise Agreement and this Appendix. Any sale or transfer of the Company’s Shares shall be void unless the provisions of the Exercise Agreement and this Appendix are satisfied.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) Termination of Rights. The right of first refusal granted the Company by Section 4(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 4(b) above shall terminate upon the earlier to occur of (i) the closing of a Liquidation Transaction or (ii) immediately prior to an IPO. Upon termination of the right of first refusal described in Section 4(a) above pursuant to this paragraph (e), the Company will remove any stop-transfer notices referred to in Section 8(b) below and related to the restrictions in this Section 4 and, if certificates are issued, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 8(a)(ii) below and delivered to Purchaser.

5. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any person or entity.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the transfer of the securities is prohibited unless they are registered or such registration is not required in the opinion of counsel for the Company, which opinion is in a form satisfactory to the Company, and that any certificate(s) evidencing the securities will be imprinted with a legend providing for the foregoing.

(d) Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(f) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Company’s Repurchase Option. The Company, or its assignee, shall have the option to repurchase all or a portion of the Unvested Shares (as such term is defined in the Notice of Stock Option Grant for the Option Agreement) on the terms and conditions set forth in this Section (the “Repurchase Option”) if Purchaser should cease to be employed by the Company for any reason, or no reason, including, without limitation, Purchaser’s death, Disability, voluntary resignation or termination by the Company with or without Cause.

(a) Right of Termination Unaffected. Nothing in the Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate Purchaser’s employment at any time, for any reason or no reason, with or without Cause. For purposes of the Exercise Agreement, Purchaser shall be considered to be employed by the Company if Purchaser is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Board determines that Purchaser is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee of the Company shall have discretion to determine whether Purchaser has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company, whether termination is for Cause, and the date of such termination (the “Termination Date”), and such determination shall be binding on Purchaser.

(b) Automatic Exercise of Repurchase Option. On the 90th day after the later of the Termination Date and the date Purchaser purchased the Shares (the “Repurchase Date”), all Unvested Shares shall be deemed repurchased by the Company. Purchaser hereby agrees to take whatever action the Company deems necessary to effectuate the Company’s repurchase of the Unvested Shares. Following payment to Purchaser of the repurchase price, the Company will become the legal and beneficial owner of the Unvested Shares being repurchased and all rights and interests in and related to such shares, and the Company will have the right to transfer to its own name the Unvested Shares being repurchased by the Company without further action by Purchaser. Notwithstanding the foregoing, the Company may elect to waive, in its sole discretion, its Repurchase Option in whole or in part by providing written notice to Purchaser (and the escrow holder, as provided in Section 7 below), at any time prior to or on the Repurchase Date, and upon such waiver by the Company, the escrow holder may then release to you the number of Shares not being repurchased by the Company.

(c) Calculation of Repurchase Price. The repurchase price for each Unvested Share that is repurchased pursuant to the Repurchase Option shall be the purchase price per Share paid by the Purchaser as provided in the Exercise Agreement.

(d) Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within 30 days after the Repurchase Date.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

7. Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3 and 6 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to the Exercise Agreement as Attachment B executed by Purchaser, in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of the Exercise Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make the Exercise Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of the Exercise Agreement.

8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i)

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(ii)

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(iii)

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AND A MARKET STANDOFF AGREEMENT AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE RIGHT OF REPURCHASE, RIGHT OF FIRST REFUSAL AND THE MARKET STANDOFF ARE BINDING ON TRANSFEREES OF THESE SHARES.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(iv)	THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE BYLAWS OF THE COMPANY.

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Exercise Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. No Employment Rights. Nothing in the Exercise Agreement or this Appendix shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary or Affiliate of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without Cause.

10. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided however that, if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section 10 shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement.

11. Miscellaneous.

(a) Governing Law. The Exercise Agreement, this Appendix and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. The Exercise Agreement and this Appendix set forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to the Exercise Agreement or this Appendix, nor any waiver of any rights under the Exercise Agreement or the Appendix, shall be effective unless in writing signed by the parties to the Exercise Agreement. The failure by either party to enforce any rights under the Exercise Agreement or this Appendix shall not be construed as a waiver of any rights of such party.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Severability. If one or more provisions of the Exercise Agreement or this Appendix are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from the Exercise Agreement and this Appendix, (ii) the balance of the Exercise Agreement and this Appendix shall be interpreted as if such provision were so excluded and (iii) the balance of the Exercise Agreement and this Appendix shall be enforceable in accordance with its terms.

(d) Notices. Any notice required or permitted by the Exercise Agreement or this Appendix shall be in writing and shall be deemed sufficient when delivered personally or at time of transmission if sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, or forty-eight (48) hours after being deposited with an express courier, or at the time an electronic confirmation of receipt is received if delivery is by email, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier.

(e) Counterparts. The Exercise Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(f) Successors and Assigns. The rights and benefits of the Exercise Agreement and this Appendix shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under the Exercise Agreement and this Appendix may only be assigned with the prior written consent of the Company.

(g) California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THE EXERCISE AGREEMENT AND THIS APPENDIX HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THE EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ATTACHMENT B

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Exercise Agreement dated as of                     ,             , (the “Agreement”), the undersigned hereby sells, assigns and transfers unto,                                              (                    ) shares of the Class A Common Stock $0.00001 par value per share, of Uber Technologies, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).                      delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:                    ,

PURCHASER

(Signature)

(Please Print Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its “Right of First Refusal” or “Repurchase Option” set forth in the Agreement without requiring additional signatures on the part of the Purchaser.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Name:

Employee ID:

You (“Participant”) have been granted an award of Restricted Stock Units (the “RSUs”), subject to the terms and conditions of the Uber Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”) and the attached Restricted Stock Unit Agreement, including any and all exhibits and appendices thereto (the “RSU Agreement”), as set forth below. Unless otherwise defined in this Notice of Restricted Stock Unit Award (the “Notice”), the terms used herein shall have the meanings defined in the Plan.

Grant ID:

Total Number of RSUs:

RSU Grant Date:

Vesting Commencement Date:

Country at Grant:

Expiration Date:

Vesting:	The RSUs are subject to both a time-based vesting condition (the “Time Condition”) and a performance-based vesting condition (the “Performance Condition”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the RSUs will be deemed vested:

(a) Time Condition. So long as your Continuous Service Status does not terminate, the Time Condition shall be satisfied in accordance with the following schedule:                     .

(b) Performance Condition. The Performance Condition shall be satisfied on the earlier to occur of (i) the closing of a Liquidation Transaction or (ii) an IPO, in either case, occurring prior to the Expiration Date (each such date, a “Performance-Based Vesting Date”). “Liquidation Transaction” means an event that constitutes a liquidation, dissolution, or winding up of the Company for purposes of the Company’s Restated Certificate of Incorporation, as amended or restated from time to time. “IPO” means an initial public offering under the Securities Act and the rules and regulations promulgated thereunder pursuant to which all outstanding shares of preferred stock are converted to common stock.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Vesting Date. Each date as of which both the Time Condition and the Performance Condition described in paragraphs (a) and (b) above have been satisfied with respect to any RSUs shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the RSUs have not satisfied both the Time Condition and the Performance Condition as of the Expiration Date, such RSUs shall expire on the Expiration Date and be of no further force or effect.

By signing this Notice, you acknowledge that the vesting of the RSUs granted pursuant to this Notice and the RSU Agreement is conditioned on the satisfaction of both the Time Condition and the Performance Condition.

(d) Fractional RSUs. If application of the vesting schedule set forth above would cause vesting of a fractional RSU, then such vesting shall be rounded down to the nearest whole RSU and shall cumulate with any other fractional RSUs and such fractions shall vest as they aggregate into a whole RSU.

Acknowledgment/Acceptance:	By your acceptance of this Notice through the Company’s online acceptance procedure (or by your signature and the signature of the Company’s representative on this Notice), you and the Company agree that the RSUs are granted under and governed by the terms and conditions of this Notice, the RSU Agreement and the Plan. You acknowledge that you have received a copy of the RSU Agreement and the Plan and have read this Notice, the RSU Agreement and the Plan in their entirety.

If you do not accept this Notice within 90 days of the RSU Grant Date, the award of RSUs may be cancelled.

PARTICIPANT	UBER TECHNOLOGIES, INC.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms and conditions of the Uber Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”), the Notice of Restricted Stock Unit Award (the “Notice”) and this Restricted Stock Unit Agreement, including any and all exhibits and appendices hereto (the “RSU Agreement”). Unless otherwise defined in this RSU Agreement, the terms used herein shall have the meanings defined in the Plan or the Notice, as applicable.

1. No Stockholder Rights. Unless and until such time as shares of the Company’s Common Stock (the “Shares”) are issued in settlement of RSUs that have satisfied both the Time Condition and the Performance Condition set forth in the Notice, in each case, prior to the Expiration Date (the “Vested RSUs”), Participant shall have no ownership of the Shares underlying the RSUs and shall have no right to dividends or to vote such Shares.

2. Dividend Equivalents. Cash dividends or equivalents, if any, shall not be credited to Participant during the life of the RSUs.

3. Termination. If Participant’s Continuous Service Status terminates for any reason (including death or disability) prior to the satisfaction of the Time Condition set forth in the Notice, any RSUs that have not satisfied the Time Condition as of such termination date shall automatically and without notice terminate and be forfeited, and neither Participant nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited RSUs. Any RSUs that have satisfied the Time Condition as of such termination date shall remain subject to the Performance Condition set forth in the Notice, but shall expire and be of no further force or effect on the Expiration Date.

4. Issuance of Shares. The Company shall issue to Participant on the following date(s) a number of Shares equal to the aggregate number of Vested RSUs: (a) if the Vesting Date occurs as a result of an IPO, the Shares shall be issued on the earlier to occur of the date that is six months following the Vesting Date and March 15th of the year following the calendar year in which the Vesting Date occurred; (b) if the Vesting Date occurs as a result of a Liquidation Transaction, the Shares shall be issued no later than 30 days following the Vesting Date; and (c) if the Vesting Date is a Time-Based Vesting Date that occurs following a Performance-Based Vesting Date, the Shares shall be issued no later than 30 days following the Time-Based Vesting Date. Upon the issuance of the Shares, Participant shall thereafter have all the rights of a stockholder of the Company with respect to such Shares, subject to the lock-up agreement described in Section 6 of this RSU Agreement.

5. Transfer Restrictions.

(a) RSUs Not Transferable. The RSUs and any interest therein shall not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of this RSU Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Beneficiary Designation. Notwithstanding the provisions of subsection (a) above, if permitted by the Committee, Participant may designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to Vested RSUs upon the death of Participant. Such a designation shall be made in the manner established by the Committee from time to time.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Limitations on Transfer of Shares. In addition to any other limitation on transfer created by applicable securities laws and except as permitted by this RSU Agreement, Participant shall not, directly or indirectly, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of or encumber (including any conveyance of any economic or pecuniary interest in) the RSUs or any interest in the RSUs or the Shares issued or to be issued pursuant to this RSU Agreement (collectively, “securities”) without the prior written consent of the Company, which consent may be provided or withheld in its sole discretion.

(d) Prohibited Transfers. For purposes of the transfer restrictions set forth in this Section 5, securities shall be deemed to be “transferred” in (i) any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of securities or any legal or beneficial interest in such securities, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of any securities to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, voting control over such securities by proxy or otherwise, (ii) any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of any securities, even if any securities of the Company would be disposed of by someone other than Participant, (iii) any transaction involving any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any securities or with respect to any securities that includes, relates to, or derives any significant part of its value from any securities, or (iv) any other transaction by Participant related to or affecting the ownership, possession or other rights (voting, economic or otherwise) of securities that the Company, in good faith, deems transferred.

(e) Restrictions Binding on Transferees. In the case of any transfer consented to by the Company or otherwise permitted by this RSU Agreement, the transferee, assignee, or other recipient shall receive and hold the securities subject to the provisions of this Section 5, and there shall be no further transfer of such securities except in accordance with this Section 5.

(f) Insider Trading Policies and Laws. Participant shall comply with the Company’s insider trading policy and code of conduct (or related policies) as may be adopted or amended from time to time by the Board (or a duly authorized committee thereof) (the “Policies”). To the extent Participant is not an employee of the Company, Participant shall comply with the Policies in the same manner as if Participant were deemed an employee of the Company as defined in the Policies. In addition, Participant shall comply with any applicable insider trading restrictions under securities laws, market abuse laws and/or other similar laws in the United States and in Participant’s country of residence (if different).

(g) Expiration of Restrictions. The restrictions in this Section 5 shall terminate upon the earlier to occur of (i) the closing of a Liquidation Transaction or (ii) immediately prior to an IPO.

6. Lock-Up Agreement. In addition to any other limitation on transfer or other restrictions set forth in Section 5 of this Agreement, in connection with an IPO and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Participant hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided, however, that, if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section 6 shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement. For the avoidance of any doubt, the restrictions contemplated under this Section 6 shall apply without regard to whether the restrictions set forth in Section 5 have expired.

7. Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

To satisfy any withholding obligations of the Company and/or the Employer with respect to Tax-Related Items, the Company will withhold Shares otherwise issuable upon settlement of the RSUs. Alternatively, or in addition, in connection with any applicable taxable or tax withholding event, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i)	withholding from Participant’s wages or other cash compensation paid to Participant by the Company or the Employer;

(ii)

withholding from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization without further consent); and/or

(iii)	requiring Participant to tender a cash payment to the Company or the Employer in the amount of the Tax-Related Items;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

provided, however, that if Participant is a Section 16 officer of the Company under the Exchange Act, the withholding methods described in subsections (i), (ii) and (iii) above will only be used if the Committee (as constituted to satisfy Rule 16b-3 of the Exchange Act) determines, in advance of the applicable withholding event, that one such withholding method will be used in lieu of withholding Shares.

Depending on the withholding method, the Company may withhold for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in Shares. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

8. Code Section 409A. It is the intent that the RSUs shall be either exempt from or compliant with the requirements of Section 409A of the Code, and any successor Code, and related rules, regulations and interpretations, and the RSUs shall be interpreted, construed and operated to reflect this intent. Solely for purposes of Section 409A of the Code, each issuance of Shares on (or following) a Vesting Date shall be considered a separate payment. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this RSU Agreement as may be necessary to ensure that the RSUs qualify for the exemption from, or comply with the requirements of, Section 409A or to mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A if compliance is not practical; provided, however, that the Company makes no representation that the RSUs will be exempt from or will comply with Section 409A of the Code, and makes no undertaking to amend the terms of the RSUs to preclude Section 409A of the Code from applying to the RSUs or to ensure that the RSUs comply with Section 409A of the Code. Nothing in this RSU Agreement shall provide a basis for any person to take any action against the Company or any Parent or Subsidiary based on matters covered by Section 409A of the Code, including the tax treatment of any amounts paid under the RSUs, and neither the Company nor any Parent or Subsidiary will have any liability under any circumstances to Participant or any other party if the RSUs, the delivery of Shares upon vesting/payment of the RSUs or other payment or tax event hereunder that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Committee with respect thereto.

9. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant (including any written representations, warranties and agreements as the Committee may request of Participant for compliance with applicable laws) with all applicable local, state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Shares may be listed or quoted at the time of such issuance or transfer.

10. Book-Entry Form; Legends. The Company shall issue the Shares to Participant by entering such Shares in Participant’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company. The Shares shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the Plan, this RSU Agreement or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares are listed, and any applicable local, state, federal and foreign laws, and the Company may cause such Shares to bear a legend or legends to make appropriate reference to such restrictions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

11. No Rights as Employee, Director or Consultant. Nothing in this RSU Agreement shall affect in any manner whatsoever the right or power of the Company or a Parent or Subsidiary (if applicable) to terminate Participant’s service with the Company or a Parent or Subsidiary, for any reason, with or without cause.

12. Information to Participants. If the Company is relying on an exemption from registration under Section 12(h)-1 of the Exchange Act and such information is required to be provided by such Section 12(h)-1, the Company shall provide the information described in Rules 701(e)(3), (4), and (5) of the Securities Act by a method allowed under Section 12(h)-1 of the Exchange Act in accordance with Section 12(h)-1 of the Exchange Act, provided that Participant agrees to keep the information confidential.

13. Miscellaneous.

(a) Governing Law. This RSU Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to such state’s conflict of law principles.

(b) Entire Agreement; Modification; Enforcement of Rights. This RSU Agreement, together with the Notice and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, or except for any amendment or other action contemplated under Section 8 hereof or any other amendment or action that may be required or desirable to facilitate compliance with applicable law or to mitigate adverse accounting consequences, no modification of or amendment to this RSU Agreement that materially and adversely affects the rights of Participant shall be effective unless agreed to in writing by the parties to this RSU Agreement. The failure by either party to enforce any rights under this RSU Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this RSU Agreement are held to be unenforceable under applicable laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this RSU Agreement, (ii) the balance of this RSU Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this RSU Agreement shall be enforceable in accordance with its terms.

(d) Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(e) Notices. Any notice required or permitted by this RSU Agreement shall be in writing and shall be deemed sufficient when delivered personally or at time of transmission if sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, or at the time an electronic confirmation of receipt is received if delivery is by email, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(f) Successors and Assigns. The rights and benefits of this RSU Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Participant under this RSU Agreement may not be assigned without the prior written consent of the Company.

(g) No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the Plan or Participant’s receipt or sale of the underlying Shares. Participant should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(h) Country-Specific Provisions. The RSUs shall be subject to any special terms and conditions set forth in the exhibit(s) to this RSU Agreement for Participant’s country if Participant is outside the United States. Moreover, if Participant relocates to one of the countries included in the exhibit(s), the special terms and conditions for such country will apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. All exhibits constitute part of this RSU Agreement.

(i) Imposition of Other Requirements. The Company reserves the right to impose other requirements on participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

ACCEPTANCE OF THE NOTICE BY PARTICIPANT CONSTITUTES

ACCEPTANCE OF THIS RSU AGREEMENT.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Name:

Employee ID:

You (“Participant”) have been granted an award of Restricted Stock Units (the “RSUs”), subject to the terms and conditions of the Uber Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”) and the attached Restricted Stock Unit Agreement, including any and all exhibits and appendices thereto (the “RSU Agreement”), as set forth below. Unless otherwise defined in this Notice of Restricted Stock Unit Award (the “Notice”), the terms used herein shall have the meanings defined in the Plan.

Grant ID:

Total Number of RSUs:

RSU Grant Date:

Vesting Commencement Date:

Country at Grant:

Expiration Date:

Vesting:	The RSUs are subject to both a time-based vesting condition (the “Time Condition”) and a performance-based vesting condition (the “Performance Condition”) described in paragraphs (a) and (b) below, both of which must be satisfied prior to the Expiration Date before the RSUs will be deemed vested:

(a) Time Condition. So long as your Continuous Service Status does not terminate, the Time Condition shall be satisfied in accordance with the following schedule:                                 .

(b) Performance Condition. The Performance Condition shall be satisfied on the earlier to occur of (i) the closing of a Liquidation Transaction or (ii) an IPO, in either case, occurring prior to the Expiration Date (each such date, a “Performance-Based Vesting Date”). “Liquidation Transaction” means an event that constitutes a liquidation, dissolution, or winding up of the Company for purposes of the Company’s Restated Certificate of Incorporation, as amended or restated from time to time. “IPO” means an initial public offering under the Securities Act and the rules and regulations promulgated thereunder pursuant to which all outstanding shares of preferred stock are converted to common stock.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Vesting Date. Each date as of which both the Time Condition and the Performance Condition described in paragraphs (a) and (b) above have been satisfied with respect to any RSUs shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the RSUs have not satisfied both the Time Condition and the Performance Condition as of the Expiration Date, such RSUs shall expire on the Expiration Date and be of no further force or effect.

By signing this Notice, you acknowledge that the vesting of the RSUs granted pursuant to this Notice and the RSU Agreement is conditioned on the satisfaction of both the Time Condition and the Performance Condition.

(d) Fractional RSUs. If application of the vesting schedule set forth above would cause vesting of a fractional RSU, then such vesting shall be rounded down to the nearest whole RSU and shall cumulate with any other fractional RSUs and such fractions shall vest as they aggregate into a whole RSU.

Acknowledgment/Acceptance:	By your acceptance of this Notice through the Company’s online acceptance procedure (or by your signature and the signature of the Company’s representative on this Notice), you and the Company agree that the RSUs are granted under and governed by the terms and conditions of this Notice, the RSU Agreement and the Plan. You acknowledge that you have received a copy of the RSU Agreement and the Plan and have read this Notice, the RSU Agreement and the Plan in their entirety.

If you do not accept this Notice within 90 days of the RSU Grant Date, the award of RSUs may be cancelled.

PARTICIPANT	UBER TECHNOLOGIES, INC.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms and conditions of the Uber Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”), the Notice of Restricted Stock Unit Award (the “Notice”) and this Restricted Stock Unit Agreement, including any and all exhibits and appendices hereto (the “RSU Agreement”). Unless otherwise defined in this RSU Agreement, the terms used herein shall have the meanings defined in the Plan or the Notice, as applicable.

1. No Stockholder Rights. Unless and until such time as shares of the Company’s Common Stock (the “Shares”) are issued in settlement of RSUs that have satisfied both the Time Condition and the Performance Condition set forth in the Notice, in each case, prior to the Expiration Date (the “Vested RSUs”), Participant shall have no ownership of the Shares underlying the RSUs and shall have no right to dividends or to vote such Shares.

2. Dividend Equivalents. Cash dividends or equivalents, if any, shall not be credited to Participant during the life of the RSUs.

3. Termination. If Participant’s Continuous Service Status terminates for any reason (including death or disability) prior to the satisfaction of the Time Condition set forth in the Notice, any RSUs that have not satisfied the Time Condition as of such termination date shall automatically and without notice terminate and be forfeited, and neither Participant nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited RSUs. Any RSUs that have satisfied the Time Condition as of such termination date shall remain subject to the Performance Condition set forth in the Notice, but shall expire and be of no further force or effect on the Expiration Date.

4. Issuance of Shares. The Company shall issue to Participant on the following date(s) a number of Shares equal to the aggregate number of Vested RSUs: (a) if the Vesting Date occurs as a result of an IPO, the Shares shall be issued on the earlier to occur of the date that is six months following the Vesting Date and March 15th of the year following the calendar year in which the Vesting Date occurred; (b) if the Vesting Date occurs as a result of a Liquidation Transaction, the Shares shall be issued no later than 30 days following the Vesting Date; and (c) if the Vesting Date is a Time-Based Vesting Date that occurs following a Performance-Based Vesting Date, the Shares shall be issued no later than 30 days following the Time-Based Vesting Date. Upon the issuance of the Shares, Participant shall thereafter have all the rights of a stockholder of the Company with respect to such Shares, subject to the lock-up agreement described in Section 6 of this RSU Agreement.

5. Transfer Restrictions.

(a) RSUs Not Transferable. The RSUs and any interest therein shall not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of this RSU Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Beneficiary Designation. Notwithstanding the provisions of subsection (a) above, if permitted by the Committee, Participant may designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to Vested RSUs upon the death of Participant. Such a designation shall be made in the manner established by the Committee from time to time.

(c) Limitations on Transfer of Shares. In addition to any other limitation on transfer created by applicable securities laws and except as permitted by this RSU Agreement, Participant shall not, directly or indirectly, transfer, assign, pledge, encumber, hypothecate or otherwise dispose of or encumber (including any conveyance of any economic or pecuniary interest in) the RSUs or any interest in the RSUs or the Shares issued or to be issued pursuant to this RSU Agreement (collectively, “securities”) without the prior written consent of the Company, which consent may be provided or withheld in its sole discretion.

(d) Prohibited Transfers. For purposes of the transfer restrictions set forth in this Section 5, securities shall be deemed to be “transferred” in (i) any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of securities or any legal or beneficial interest in such securities, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of any securities to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, voting control over such securities by proxy or otherwise, (ii) any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of any securities, even if any securities of the Company would be disposed of by someone other than Participant, (iii) any transaction involving any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any securities or with respect to any securities that includes, relates to, or derives any significant part of its value from any securities, or (iv) any other transaction by Participant related to or affecting the ownership, possession or other rights (voting, economic or otherwise) of securities that the Company, in good faith, deems transferred.

(e) Restrictions Binding on Transferees. In the case of any transfer consented to by the Company or otherwise permitted by this RSU Agreement, the transferee, assignee, or other recipient shall receive and hold the securities subject to the provisions of this Section 5, and there shall be no further transfer of such securities except in accordance with this Section 5.

(f) Insider Trading Policies and Laws. Participant shall comply with the Company’s insider trading policy and code of conduct (or related policies) as may be adopted or amended from time to time by the Board (or a duly authorized committee thereof) (the “Policies”). To the extent Participant is not an employee of the Company, Participant shall comply with the Policies in the same manner as if Participant were deemed an employee of the Company as defined in the Policies. In addition, Participant shall comply with any applicable insider trading restrictions under securities laws, market abuse laws and/or other similar laws in the United States and in Participant’s country of residence (if different).

(g) Expiration of Restrictions. The restrictions in this Section 5 shall terminate upon the earlier to occur of (i) the closing of a Liquidation Transaction or (ii) immediately prior to an IPO.

6. Lock-Up Agreement. In addition to any other limitation on transfer or other restrictions set forth in Section 5 of this Agreement, in connection with an IPO and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Participant hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering; provided, however, that, if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, then, upon the request of the managing underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section 6 shall continue to apply until the end of the third trading day following the expiration of the 15-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 216 days after the effective date of the registration statement. For the avoidance of any doubt, the restrictions contemplated under this Section 6 shall apply without regard to whether the restrictions set forth in Section 5 have expired.

7. Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

To satisfy any withholding obligations of the Company and/or the Employer with respect to Tax-Related Items, the Company will withhold Shares otherwise issuable upon settlement of the RSUs. Alternatively, or in addition, in connection with any applicable taxable or tax withholding event, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i)	withholding from Participant’s wages or other cash compensation paid to Participant by the Company or the Employer;

(ii)

withholding from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization without further consent); and/or

(iii)	requiring Participant to tender a cash payment to the Company or the Employer in the amount of the Tax-Related Items;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

provided, however, that if Participant is a Section 16 officer of the Company under the Exchange Act, the withholding methods described in subsections (i), (ii) and (iii) above will only be used if the Committee (as constituted to satisfy Rule 16b-3 of the Exchange Act) determines, in advance of the applicable withholding event, that one such withholding method will be used in lieu of withholding Shares.

Depending on the withholding method, the Company may withhold for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in Shares. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

8. Code Section 409A. It is the intent that the RSUs shall be either exempt from or compliant with the requirements of Section 409A of the Code, and any successor Code, and related rules, regulations and interpretations, and the RSUs shall be interpreted, construed and operated to reflect this intent. Solely for purposes of Section 409A of the Code, each issuance of Shares on (or following) a Vesting Date shall be considered a separate payment. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this RSU Agreement as may be necessary to ensure that the RSUs qualify for the exemption from, or comply with the requirements of, Section 409A or to mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A if compliance is not practical; provided, however, that the Company makes no representation that the RSUs will be exempt from or will comply with Section 409A of the Code, and makes no undertaking to amend the terms of the RSUs to preclude Section 409A of the Code from applying to the RSUs or to ensure that the RSUs comply with Section 409A of the Code. Nothing in this RSU Agreement shall provide a basis for any person to take any action against the Company or any Parent or Subsidiary based on matters covered by Section 409A of the Code, including the tax treatment of any amounts paid under the RSUs, and neither the Company nor any Parent or Subsidiary will have any liability under any circumstances to Participant or any other party if the RSUs, the delivery of Shares upon vesting/payment of the RSUs or other payment or tax event hereunder that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Committee with respect thereto.

9. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant (including any written representations, warranties and agreements as the Committee may request of Participant for compliance with applicable laws) with all applicable local, state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Shares may be listed or quoted at the time of such issuance or transfer.

10. Book-Entry Form; Legends. The Company shall issue the Shares to Participant by entering such Shares in Participant’s name as of such date in the books and records of the Company or, if applicable, a duly authorized transfer agent of the Company. The Shares shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the Plan, this RSU Agreement or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares are listed, and any applicable local, state, federal and foreign laws, and the Company may cause such Shares to bear a legend or legends to make appropriate reference to such restrictions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

11. No Rights as Employee, Director or Consultant. Nothing in this RSU Agreement shall affect in any manner whatsoever the right or power of the Company or a Parent or Subsidiary (if applicable) to terminate Participant’s service with the Company or a Parent or Subsidiary, for any reason, with or without cause.

12. Information to Participants. If the Company is relying on an exemption from registration under Section 12(h)-1 of the Exchange Act and such information is required to be provided by such Section 12(h)-1, the Company shall provide the information described in Rules 701(e)(3), (4), and (5) of the Securities Act by a method allowed under Section 12(h)-1 of the Exchange Act in accordance with Section 12(h)-1 of the Exchange Act, provided that Participant agrees to keep the information confidential.

13. Miscellaneous.

(a) Governing Law; Venue. This RSU Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to such state’s conflict of law principles. For purposes of any action, lawsuit or other proceedings brought to enforce this RSU Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

(b) Entire Agreement; Modification; Enforcement of Rights. This RSU Agreement, together with the Notice and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, or except for any amendment or other action contemplated under Section 8 hereof or any other amendment or action that may be required or desirable to facilitate compliance with applicable law or to mitigate adverse accounting consequences, no modification of or amendment to this RSU Agreement that materially and adversely affects the rights of Participant shall be effective unless agreed to in writing by the parties to this RSU Agreement. The failure by either party to enforce any rights under this RSU Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this RSU Agreement are held to be unenforceable under applicable laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this RSU Agreement, (ii) the balance of this RSU Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this RSU Agreement shall be enforceable in accordance with its terms.

(d) Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(e) Notices. Any notice required or permitted by this RSU Agreement shall be in writing and shall be deemed sufficient when delivered personally or at time of transmission if sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, or at the time an electronic confirmation of receipt is received if delivery is by email, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(f) Successors and Assigns. The rights and benefits of this RSU Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Participant under this RSU Agreement may not be assigned without the prior written consent of the Company.

(g) No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the Plan or Participant’s receipt or sale of the underlying Shares. Participant should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(h) Country-Specific Provisions. The RSUs shall be subject to any special terms and conditions set forth in the exhibit(s) to this RSU Agreement for Participant’s country if Participant is outside the United States. Moreover, if Participant relocates to one of the countries included in the exhibit(s), the special terms and conditions for such country will apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. All exhibits constitute part of this RSU Agreement.

(i) Imposition of Other Requirements. The Company reserves the right to impose other requirements on participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

ACCEPTANCE OF THE NOTICE BY PARTICIPANT CONSTITUTES

ACCEPTANCE OF THIS RSU AGREEMENT.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT A

TO

RESTRICTED STOCK UNIT AGREEMENT

COUNTRY-SPECIFIC PROVISIONS FOR PARTICIPANTS OUTSIDE THE U.S.

Terms and Conditions

This Exhibit A includes additional terms and conditions that govern the RSUs granted to Participant under the Plan if Participant resides and/or works in one of the countries listed below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the RSU Agreement to which this Exhibit A is attached.

If Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the RSU Grant Date, changes employment status, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Participant.

Notifications

This Exhibit A also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of March 2018. Such laws are often complex and change frequently. As a result, Participant should not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date by the time Participant vests in the RSU or sells the Shares issued upon settlement of the RSUs.

In addition, the information contained in this Exhibit A is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant should seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, if Participant is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the RSU Grant Date, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Participant in the same manner.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ALL COUNTRIES

Terms and Conditions

1. Nature of Grant. In accepting the grant of RSUs, Participant acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c) all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company;

(d) Participant is voluntarily participating in the Plan;

(e) the RSU grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company or any Subsidiary and shall not interfere with the ability of the Company or any Subsidiary, as applicable, to terminate Participant’s Continuous Service Status;

(f) the RSUs and any Shares subject to the RSUs, and the income and value of same, are not intended to replace any pension rights or compensation;

(g) unless otherwise agreed with the Company, the RSUs and the Shares subject to the RSUs, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary;

(h) the RSUs and any Shares subject to the RSUs and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;

(i) the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the termination of Participant’s Continuous Service Status (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any);

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(k) for purposes of the RSUs, Participant’s Continuous Service Status will be considered terminated as of the date Participant is no longer actively providing services to the Company or one of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and unless otherwise expressly provided in the RSU Agreement or determined by the Company, Participant’s right to vest in the RSUs under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her RSU grant (including whether Participant may still be considered to be providing services while on a leave of absence);

(l) unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by the RSU Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and

(m) neither the Company, the Employer nor any Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement.

2. Language. Participant acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is sufficiently proficient in English, so as to allow Participant to understand the terms and conditions of this RSU Agreement. If Participant has received this RSU Agreement, or any other documents related to the RSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

EUROPEAN UNION / EUROPEAN ECONOMIC AREA

Terms and Conditions

Data Privacy Terms. The following data privacy terms govern the grant of RSUs under the Plan to Participants in the European Union / European Economic Area:

Data Collection and Usage. Pursuant to applicable data protection laws, Participant is hereby notified that the Company collects, processes, uses and transfers certain personally-identifiable information about Participant for the exclusive legitimate purpose of implementing, administering and managing the Plan and generally administering employee equity awards, specifically, Participant’s name, home address, telephone number and e-mail address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any equity or directorships held in the Company and any Subsidiary, details of all RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, which the Company receives from Participant or the Employer (“Personal Data”). In order to facilitate Participant’s participation in the Plan, the Company will collect, process, use and transfer Participant’s Personal Data for purposes of allocating Shares and implementing, administering and managing the Plan. The Company’s collection, processing, use and transfer of Participant’s Personal Data is necessary for the performance of the Plan and

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

pursuant to the Company’s legitimate business interests of managing the Plan and generally administering employee equity awards. Participant’s refusal to provide Personal Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan. As such, by participating in the Plan, Participant voluntarily acknowledges the collection, use, processing and transfer of Participant’s Personal Data as described herein.

Stock Plan Administration Service Providers. The Company transfers Personal Data to Solium Plan Manager, LLC (including its affiliated companies), an independent service provider with operations, relevant to the Company, in Canada and the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will act in a similar manner, and share Personal Data with such service provider. The Company’s service provider will open an account for Participant to receive and trade Shares. The processing of Participant’s Personal Data will take place through both electronic and non-electronic means. Participant’s Personal Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.

International Data Transfers. The Company and its service providers operate, relevant to the Company, in Canada and the United States, which means that it will be necessary for Personal Data to be transferred to, and processed in, Canada and the United States. By participating in the Plan, Participant understands that the service providers will receive, possess, use, retain and transfer Participant’s Personal Data for the purposes of implementing, administering and managing Participant’s participation in the Plan. When transferring Participant’s Personal Data to these service providers, the Company provides appropriate safeguards in accordance with the EU Standard Contractual Clauses. Participant may request a copy of the safeguards used to protect Participant’s Personal Data by contacting GDPR-PeopleOps@uber.com.

Data Subject Rights. To the extent provided by law, Participant has the right to request: access to Personal Data, rectification of Personal Data, erasure of Personal Data, restriction of processing of Personal Data and portability of Personal Data. Participant may also have the right to object, on grounds related to a particular situation, to the processing of Personal Data, as well as opt-out of the Plan herein, in any case without cost, by contacting in writing GDPR-PeopleOps@uber.com. Participant’s provision of Personal Data is a contractual requirement. Participant understands, however, that the only consequence of refusing to provide Personal Data is that the Company may not be able to allow Participant to participate in the Plan or grant other equity awards to Participant or administer or maintain such awards. For more information on the consequences of the refusal to provide Personal Data, Participant may contact GDPR-PeopleOps@uber.com. Participant may also have the right to lodge a complaint with the relevant data protection supervisory authority.

Data Retention. The Company will use Personal Data only as long as necessary to implement, administer and manage Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Personal Data, which will generally be seven (7) years after Participant participates in the Plan, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

NON-EUROPEAN UNION / EUROPEAN ECONOMIC AREA

Terms and Conditions

Data Privacy Terms. The following data privacy terms govern the grant of RSUs under the Plan to Participants outside the European Union / European Economic Area:

Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in the RSU Agreement and any other RSU grant materials by and among, as applicable, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and any Subsidiary may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to Solium Plan Manager, LLC or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, Solium Plan Manager, LLC and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service with the Company or any Subsidiary will not be affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant RSUs or other equity awards to Participant or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Finally, Participant understands that the Company may rely on a different legal basis for the processing or transfer of Data in the future and/or request Participant to provide another data privacy consent. If applicable and upon request of the Company, Participant agrees to provide an executed acknowledgement or data privacy consent form to the Company or the Employer (or any other acknowledgements, agreements or consents) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in Participant’s country, either now or in the future. Participant understands that he or she will not be able to participate in the Plan if he or she fails to execute any such acknowledgement, agreement or consent requested by the Company and/or the Employer.

ANGOLA

Terms and Conditions

Vesting. The following provision supplements the Vesting section of the Notice:

In addition to the Time Condition and Performance Condition set forth in the Notice, the RSUs are subject to an exchange control vesting condition (the “Exchange Control Condition”) described below, which also must be satisfied prior to the Expiration Date before the RSUs will be deemed vested.

Exchange Control Condition. The Exchange Control Condition shall be satisfied on the date that the Company determines that all necessary exchange control and other approvals from the Angolan Central Bank have been received for RSUs granted under the Plan or that such approval is not required (such date, the “Exchange Control Vesting Date”).

Vesting Date. Each date as of which the Time Condition, the Performance Condition and the Exchange Control Condition have been satisfied, with respect to any RSUs, shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the RSUs have not satisfied the Time Condition, the Performance Condition and the Exchange Control Condition as of the Expiration Date, such RSUs shall expire on the Expiration Date and be of no further force or effect.

Termination. The following provision supplements Section 3 of the RSU Agreement:

Notwithstanding the foregoing sentence, for any RSUs that have satisfied the Time Condition but not the Performance Condition as of such termination date, the Company reserves the right to exchange the RSUs for a cash payment equivalent to the Fair Market Value of the Shares underlying the RSUs on the termination date; in such a case, Participant will have no further right to the RSUs or to any Shares.

Issuance of Shares. The following provision replaces Section 4 of the RSU Agreement:

The Company shall issue to Participant on the following date(s) a number of Shares equal to the aggregate number of Vested RSUs: (i) if the Vesting Date is a Time-Based Vesting Date that occurs following a Performance-Based Vesting Date and Exchange Control Vesting Date, the Shares shall be issued no later than 30 days following the Time-Based Vesting Date, and (b) if the Vesting Date is an Exchange Control Vesting Date that occurs following a Time-Based Vesting

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Date and Performance-Based Vesting Date, the Shares shall be issued no later than 30 days after the Exchange Control Vesting Date. Upon the issuance of the Shares, Participant shall thereafter have all the rights of a shareholder of the Company with respect to such Shares, subject to the lock-up agreement described in Section 6 of the RSU Agreement.

Notwithstanding the foregoing, the Company reserves the right to (i) require that Participant sell all shares acquired under the Plan, either immediately upon receipt of such Shares or upon Termination of Participant’s Continuous Service Status, or (ii) settle the RSUs in cash, if it determines it is necessary or advisable to do so in light of regulatory requirements in Angola. In the event that the RSUs are settled in cash, the amount of the cash payment shall be based on the Fair Market Value of the Shares on the date the Shares would otherwise be issued to Participant.

Notifications

Securities Law Notification. The offer of RSUs is a private offer that is available only to employees of the Company or its Subsidiary. The offer does not constitute a public offering of securities for purposes of Angolan securities law (Law No. 22/15, of 31 August 2015) and is not subject to prospectus or registration requirements under Angolan law.

Exchange Control Notification. Angolan foreign exchange residents are required to obtain approval from the Angolan Central Bank prior to (i) acquiring securities of a foreign company, or (ii) opening or maintaining a foreign bank or brokerage account for purposes of holding such securities or any cash amounts realized under the Plan related to the securities.

Participant will be considered a foreign exchange resident in Angola if Participant (i) is a an Angolan citizen, (ii) habitually resides in Angola, or (ii) is an Angolan citizen or resident who has left Angola, but who has left (or will leave) Angola for a period of less than one year for purposes of training, education or other reasons.

Participant is solely responsible for complying with applicable exchange control rules in Angola. Exchange control rules in Angola are complex and subject to change. Participant should consult his or her personal legal advisor to ensure compliance with the applicable requirements.

ARGENTINA

Notifications

Securities Law Notification. Neither the RSUs nor the underlying Shares are publicly offered or listed on any stock exchange in Argentina and, as a result, have not been and will not be registered with the Argentine Securities Commission (Comisión Nacional de Valores, “CNV”). The offer is private and not subject to the supervision of any Argentine governmental authority. Neither this nor any other offering material related to the RSUs nor the underlying Shares may be utilized in connection with any general offering to the public in Argentina. Argentine residents who acquire RSUs under the Plan do so according to the terms of a private offering made from outside Argentina.

Exchange Control Notification. It is Participant’s responsibility to comply with any an all Argentine currency exchange restrictions, approvals, and reporting requirements in connection with the RSUs. Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Foreign Asset / Account Reporting Notification. If Participant is an Argentine tax resident, Participant must report any Shares acquired under the Plan and held by Participant on December 31st of each year on his or her annual tax return for that year.

AUSTRALIA

Terms and Conditions

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).

Notifications

Securities Law Notification. There are legal consequences associated with participating in the Plan. Participant should ensure that Participant understands these consequences before participating in the Plan. Any information given by or on behalf of the Company is general information only. Participant should obtain his or her own financial product advice from an independent person who is licensed by the Australian Securities and Investments Commission (“ASIC”) to give advice about participating in the Plan.

The grant of RSUs under the terms of the Plan and the RSU Agreement does not require disclosure under the Corporations Act 2001 (Cth) (the “Corporations Act”). No document provided to Participant in connection with his or her participation in the Plan (including the RSU Agreement and this Exhibit A):

•	is a prospectus for purposes of the Corporations Act; or

•	has been filed or reviewed by a regulator in Australia (including ASIC).

Participant should not rely on any oral statements made in connection with his or her participation in the Plan. Participant should rely only upon the statements contained in the RSU Agreement, including this Exhibit A, when considering whether to participate in the Plan.

In the event that Shares are issued to Participant under the Plan, the value of any Shares will be affected by the Australian / U.S. dollar exchange rate, in addition to fluctuations in value caused by the fortunes of the Company.

If Participant offers any Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should consult with his or her personal legal advisor prior to making any such offer to ensure compliance with the applicable requirements.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

AUSTRIA

Notifications

Exchange Control Notification. If Participant holds securities (including Shares acquired under the Plan) or cash (including proceeds from the sale of Shares) outside Austria, Participant will be required to report certain information to the Austrian National Bank if certain thresholds are exceeded. Specifically, if Participant holds securities outside Austria, reporting requirements will apply if the value of such securities meets or exceeds (i) €30,000,000 as of the end of any calendar quarter, or (ii) €5,000,000 as of December 31. Further, if Participant holds cash in accounts outside Austria, monthly reporting requirements will apply if the aggregate transaction volume of such cash accounts meets or exceeds €10,000,000.

AZERBAIJAN

Notifications

Securities Law Notification. The RSU Agreement, the Plan and all other materials Participant may receive regarding participation in the Plan do not constitute advertising or the offering of securities in Azerbaijan. The issuance of securities pursuant to the Plan has not been and will not be registered in Azerbaijan and, therefore, the securities described in any Plan-related documents may not be used for sale or public circulation in Azerbaijan. Further, the Shares issued upon settlement of the RSUs will be deposited into a Company-designated brokerage account in the United States of America as soon as practical and in no event will Shares issued upon settlement of the RSUs be delivered to Participant in Azerbaijan. Any disposition or sale of such Shares must take place outside Azerbaijan.

BAHRAIN

Notifications

Securities Law Notification. The RSU Agreement, the Plan and all other materials Participant may receive regarding participation in the Plan do not constitute advertising or the offering of securities in Bahrain, nor do they constitute an allotment of securities in Bahrain. Any Shares issued upon settlement of the RSUs will be deposited into a Company-designated brokerage account outside Bahrain. In no event will Shares be issued or delivered in Bahrain. The issuance of Shares pursuant to the RSUs described herein has not and will not be registered in Bahrain and, hence, the Shares described herein may not be admitted or used for offering, placement or public circulation in Bahrain. Accordingly, Participant may not make any public advertising or announcements regarding the RSUs or Shares in Bahrain, promote these Shares to legal entities or individuals in Bahrain, or sell Shares directly to other legal entities or individuals in Bahrain. Any disposition or sale of such Shares must take place outside Bahrain.

BELARUS

Notifications

Exchange Control Notification. Belarusian citizens or permanent residents may be required to repatriate any funds received in connection with the RSUs (e.g., proceeds from the sale of Shares) to Belarus. Participant is responsible for ensuring compliance with all exchange control laws in Belarus in connection with his or her participation in the Plan. Because exchange control regulations are subject to frequent change, Participant should consult his or her personal legal advisor prior to the acquisition or sale of Shares to ensure Participant’s compliance with current regulations.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

BELGIUM

Notifications

Foreign Asset / Account Reporting Notification. Belgian residents are required to report any securities held (including Shares) or bank accounts opened outside Belgium (e.g., any brokerage account opened in connection with the Plan) in their annual tax return. Furthermore, Belgian residents will also be required to provide a central contact point of the National Bank of Belgium with the account number of those foreign bank accounts, the name of the bank with which the accounts were opened and the country in which they were opened in a separate report. This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under the Kredietcentrales / Centrales des credits caption.

BOLIVIA

There are no country-specific provisions.

BRAZIL

Terms and Conditions

Compliance with the Law. By accepting the RSUs, Participant acknowledges his or her agreement to comply with applicable Brazilian laws and to pay any and all applicable Tax-Related Items.

Nature of Grant. This provision supplements Section 1 (“Nature of Grant”) of this Exhibit A:

By accepting the RSUs, Participant agrees that (i) Participant is making an investment decision, (ii) the RSUs will vest only if the vesting conditions are met, and (iii) the value of the underlying Shares is not fixed and may increase or decrease over the vesting period without compensation to Participant.

Notifications

Exchange Control Notification. Participant may be required to submit a declaration of assets and rights held outside Brazil to the Central Bank of Brazil. If the aggregate value of such assets and rights exceeds US$100,000, the declaration is required on an annual basis. If the aggregate value of such assets and rights exceeds US$100,000,000, the declaration is required on a quarterly basis. Assets and rights that must be reported include Shares acquired under the Plan. This requirement and the applicable thresholds are subject to change on an annual basis.

BULGARIA

Notifications

Exchange Control Notification. Participant may be subject to statistical reporting requirements in connection with the RSUs, Shares acquired under the Plan and any cash payment received in connection with the Plan. Participant should consult his or her personal legal advisor to ensure compliance with applicable requirements.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

CAMBODIA

Notifications

Exchange Control Notification. Participant may be required to execute any foreign exchange transactions in connection with participation in the Plan (e.g., transfers of proceeds from the sale of Shares into Cambodia) through an authorized intermediary, such as a bank licensed to operate in Cambodia by the National Bank of Cambodia. Participant should consult his or her personal legal advisor to ensure compliance with the applicable requirements.

CANADA

Terms and Conditions

Nature of Grant. The following provision replaces Section 1(k) (“Nature of Grant”) of this Exhibit A and Section 3 (“Termination”) of the RSU Agreement:

For purposes of the RSUs, Participant’s Continuous Service Status will be considered Terminated as of the earliest of: (a) the date that Participant’s employment or service relationship with the Company and its Subsidiaries is Terminated; (b) the date that Participant receives notice of Termination of Participant’s employment or service relationship with the Company and its Subsidiaries, regardless of any notice period or period of pay in lieu of such notice required under applicable employment law in the jurisdiction where Participant is employed or providing services or the terms of Participant’s employment agreement, if any; and (c) the date that Participant is no longer actively providing services to the Company and its Subsidiaries; the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her RSU grant (including whether Participant may still be considered to be providing services while on a leave of absence).

Data Privacy. Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. Participant further authorizes the Company, any Subsidiary, the Committee, as well as a third party stock plan service provider, to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in Participant’s employee file.

The following terms and conditions apply to employees resident in Quebec:

Language Consent. The parties acknowledge that it is their express wish that this RSU Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue. Les parties reconnaissent avoir expressement souhaité que la convention « RSU Agreement » ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Notifications

Securities Law Notification. The sale or other disposal of the shares acquired at settlement of the RSUs may not take place within Canada. Participant should consult his or her personal legal advisor prior to selling shares.

Foreign Asset / Account Reporting Notification. Foreign property, including Shares and rights to receive Shares (e.g., RSUs), must be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of Participant’s foreign specified property exceeds C$100,000 at any time during the year. Thus, RSUs must be reported—generally at a nil cost—if the C$100,000 cost threshold is exceeded because of other foreign specified property Participant holds. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if other Shares are also owned, this ACB may have to be averaged with the ACB of the other Shares. Participant should consult his or her personal tax advisor to ensure compliance with applicable reporting obligations.

CHILE

Notifications

Securities Law Notification. The offer of RSUs constitutes a private offering of securities in Chile effective as of the RSU Grant Date. This offer of RSUs is made subject to general ruling N° 336 of the Chilean Commission of the Financial Market (“CMF”). The offer refers to securities not registered at the Securities Registry or at the Foreign Securities Registry of the CMF, and, therefore, such securities are not subject to oversight of the CMF. Given that the RSUs are not registered in Chile, the Company is not required to provide public information about the RSUs or the Shares in Chile. Unless the RSUs and/or the Shares are registered with the CMF, a public offering of such securities cannot be made in Chile.

Esta oferta de Unidades de Acciones Restringidas (“RSU”) constituye una oferta privada de valores en Chile y se inicia en la Fecha de la Concesión. Esta oferta de RSU se acoge a las disposiciones de la Norma de Carácter General Nº 336 (“NCG 336”) de la Comisión para el Mercado Financiero de Chile (“CMF”). Esta oferta versa sobre valores no inscritos en el Registro de Valores o en el Registro de Valores Extranjeros que lleva la CMF, por lo que tales valores no están sujetos a la fiscalización de ésta. Por tratarse los RSU de valores no registrados en Chile, no existe obligación por parte de la Compañía de entregar en Chile información pública respecto de los RSU o sus Acciones. Estos valores no podrán ser objeto de oferta pública en Chile mientras no sean inscritos en el Registro de Valores correspondiente.

Exchange Control Notification. Participant is not required to repatriate any funds Participant receives with respect to the RSUs (e.g., any proceeds from the sale of Shares or receipt of dividends) to Chile. However, if Participant decides to repatriate such funds, Participant must do so through the Formal Exchange Market (i.e., a commercial bank or registered foreign exchange office) if the amount of the funds repatriated exceeds US$10,000. Further, if the value of Participant’s aggregate investments held outside of Chile exceeds US$5,000,000 (including the Shares and any other cash proceeds acquired under the Plan), Participant must report the investments annually to the Central Bank using Annex 3.1 of Chapter XII of the Foreign Exchange Regulations.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Participant is responsible for complying with foreign exchange control requirements in Chile. Participant should consult with his or her personal legal advisor regarding any exchange control obligations that Participant may have prior to vesting in the RSUs, receiving proceeds from the sale of Shares acquired upon vesting and settlement of the RSUs, or receiving dividends.

Foreign Asset / Account Reporting Notification. The Chilean Internal Revenue Service (“CIRS”) requires Chilean residents to report the details of their foreign investments on an annual basis. Further, if Participant wishes to receive a credit against Participant’s Chilean income taxes for any taxes paid abroad, Participant must also report the payment of taxes abroad to the CIRS. These reports must be submitted electronically through the CIRS website at www.sii.cl in accordance with applicable deadlines. In addition, Shares acquired upon settlement of the RSUs must be registered with the CIRS’s Foreign Investment Registry.

Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

COLOMBIA

Terms and Conditions

Nature of Grant. This provision supplements Section 1 (“Nature of Grant”) of this Exhibit A:

Participant acknowledges that, pursuant to Article 128 of the Colombian Labor Code, the RSUs and related benefits do not constitute a component of Participant’s “salary” for any legal purpose. Therefore, the RSUs and related benefits will not be included and/or considered for purposes of calculating any and all labor benefits, such as legal/fringe benefits, vacations, indemnities, payroll taxes, social insurance contributions and/or any other labor-related amount which may be payable.

Notifications

Exchange Control Notification. Investments in assets located abroad (including Shares issued upon vesting of the RSUs) are subject to registration with the Central Bank (Banco de la República) if Participant’s aggregate investments held abroad (as of December 31 of the applicable calendar year) equal or exceed US$500,000. When Participant sells Shares (or other investments) held abroad, Participant may choose to keep the resulting sums abroad or to repatriate them to Colombia. If Participant chooses to repatriate funds to Colombia and has not registered his or her investment with Banco de la República, Participant must file Form No. 5 with Banco de la República upon conversion of funds into local currency, which should be duly completed to reflect the nature of the transaction. If the investment was previously registered with Banco de la República, then Participant must file Form No. 4 with Banco de la República upon conversion of funds into local currency, which should be duly completed to reflect the nature of the transaction.

If Shares are sold immediately upon receipt, no registration is required because no Shares are held abroad. Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Foreign Asset / Account Reporting Notification. Participant must file an annual informative return with the Colombian Tax Office detailing any assets held abroad. If the individual value of any of these assets exceeds a certain threshold, Participant must describe each asset and indicate the jurisdiction in which it is located, its nature and its value.

COSTA RICA

There are no country-specific provisions.

CROATIA

Terms and Conditions

Issuance of Shares. The following provision supplements Section 4 of the RSU Agreement:

Notwithstanding the foregoing, the Company reserves the right to (i) require that Participant sell all Shares underlying the RSUs, either immediately upon receipt of such Shares or upon Termination of Participant’s Continuous Service Status, or (ii) settle the RSUs in cash. In the event that the RSUs are settled in cash, the amount of the cash payment shall be based on the Fair Market Value of the Shares on the date the Shares would otherwise be issued to Participant.

Notifications

Exchange Control Notification. Participant may be required to report foreign investments (including Shares acquired under the Plan) and foreign accounts to the Croatian National Bank for statistical purposes. Participant should consult his or her personal legal advisor to ensure compliance with the applicable requirements.

CZECH REPUBLIC

Notifications

Exchange Control Notification. Participant may be required to fulfill certain notification duties in relation to the RSUs and the opening and maintenance of a foreign account, including reporting foreign financial assets with a value of CZK 200,000,000 or more. Participant should consult his or her personal legal advisor to ensure compliance with the applicable requirements.

DENMARK

Terms and Conditions

Stock Option Act. Participant acknowledges that he or she has received an Employer Statement in Danish (attached at the end of this section) which sets forth additional terms of the RSUs, to the extent that the Danish Stock Option Act applies to the RSUs.

Notifications

Foreign Asset / Account Reporting Notification. Participant must complete a “Declaration V” form in connection with the deposit of any securities (including Shares acquired under the Plan) into a bank or brokerage account outside of Denmark. The form is available at the website of the Danish Tax Authorities. In connection with filing Declaration V to the Danish Tax Authorities, the bank or broker with which the securities are deposited (the “depositary”) may sign a statement

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

according to which the depositary undertakes an obligation, without further request, to forward certain information concerning the Shares on an annual basis to the Danish Tax Authorities. However, if the depositary will not agree to sign such a statement Participant will be personally responsible for submitting the required information as an attachment to his or her annual tax return.

It is only necessary to submit a Declaration V form the first time securities are deposited with a depositary outside of Denmark. However, if the securities are transferred to a different depositary or if Participant begins using a new depositary, a new Declaration V is required.

Generally, the Declaration V must be submitted by the depositary no later than on February 1 of the year following the calendar year to which the information relates. However, if Participant is responsible for submitting the information, Participant must submit the required information as an attachment to his or her annual tax return.

In addition, if Participant holds Shares or cash in an account outside of Denmark, he or she is required to report the existence of such an account to the Danish Tax Authorities by completing a “Declaration K” form and submitting it to the Danish Tax Authorities following opening of the account. The form is available at the website of the Danish Tax Authorities. A separate form must be submitted for each account held outside of Denmark that holds Shares or cash which are taxable in Denmark. The Declaration K requirement is in addition to the Declaration V requirement discussed above. Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SPECIAL NOTICE FOR EMPLOYEES IN DENMARK

EMPLOYER STATEMENT

Pursuant to Section 3(1) of the Act on Stock Options in employment relations (the “Stock Option Act”), you are entitled to receive the following information regarding participation in the Uber Technologies, Inc. (“Uber”) 2013 Stock Plan (the “Plan”) in a written statement.

This statement generally contains only the information mentioned in the Stock Option Act, while the other terms and conditions of your grant of restricted stock units (“RSUs”) are described in detail in the Plan, the Restricted Stock Unit Agreement, including the Exhibit A (the “Agreement”) and the Notice of Restricted Stock Unit Award (the “Notice”), which have been made available to you. In the event of a conflict between a provision contained in this Employer Statement and provisions contained in the Plan, Agreement or Notice , this Employer Statement shall prevail.

1.	Date of Grant

The date of grant of your RSUs is the date that the Administrator (as defined in the Plan) approved a grant for you and determined it would be effective, which is set forth in the Agreement.

2.	Terms and Conditions of the RSU Grant

The grant of RSUs under the Plan is made at the sole discretion of the Administrator. Employees and Consultants (as defined in the Plan) of Uber and its Parents, Subsidiaries or Affiliates (as defined in the Plan) are eligible to participate in the Plan.

3.	Vesting Date of RSUs

Your RSUs shall vest subject to the Time Condition and the Performance Condition as described in the Agreement. Your RSUs shall vest over a period of time subject to the Time Condition, provided your Continuous Service Status (as defined in the Plan) does not terminate, unless the RSUs are subject to section 5 of this Employer Statement. The Performance Condition shall be satisfied on the earlier to occur of (i) the closing of a Liquidation Transaction or (ii) an IPO, in either case, occurring prior to the Expiration Date (all as defined in the Notice). The exact vesting conditions applicable to your RSUs are set forth in your Notice and Agreement.

4.	Exercise Price

There is no exercise price associated with the RSUs. Each RSU entitles you to receive one share of the Company’s common stock after the RSUs have vested without any cost to you or other payment required from you (other than applicable taxes).

5.	Your Rights Upon Termination of Your Continuous Service Status

The treatment of your RSUs upon termination of your Continuous Service Status will be determined under Sections 4 and 5 of the Stock Option Act unless the terms contained in the Plan, Agreement and Notice are more favorable to you than Sections 4 and 5 of the Stock Option Act. If the terms contained in the Plan, Agreement and Notice are more favorable to you, then such terms will govern the treatment of your RSUs upon termination of your Continuous Service Status.

6.	Financial aspects of participating in the Plan

The grant of RSUs has no immediate financial consequences for you. The value of the RSUs is not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary.

Shares of stock are financial instruments and investing in stock will always have financial risk. The future value of Uber’s shares is unknown and cannot be predicted with certainty.

Uber Technologies, Inc.

1455 Market Street

San Francisco, California, USA 94103

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SÆRLIG MEDDELELSE TIL MEDARBEJDERE I DANMARK

ARBEJDSGIVERERKLÆRING

I henhold til § 3, stk. 1, i lov om brug af køberet eller tegningsret til aktier mv. i ansættelsesforhold (“Aktieoptionsloven”) er du berettiget til i en skriftlig erklæring at modtage følgende oplysninger om deltagelse i Uber Technologies, Inc.’s (“Uber”) 2013 Stock Plan (“Planen”).

Denne erklæring indeholder generelt kun de oplysninger, der er nævnt i Aktieoptionsloven, medens de øvrige kriterier og betingelser for din tildeling af begrænsede aktier (“Restricted Stock Units” eller “RSUer”) er beskrevet nærmere i Planen, i Restricted Stock Unit Agreement, inkl. bilag A (“Aftalen”) og i Notice of Restricted Stock Unit Award (“Meddelelsen”), som er udleveret til dig. I tilfælde af uoverensstemmelser mellem en bestemmelse i denne Arbejdsgivererklæring og bestemmelserne i Planen, Aftalen eller Meddelelsen har denne Arbejdsgivererklæring forrang.

1.	Tidspunkt for tildeling

Tidspunktet for tildelingen af dine RSUer er den dag, hvor Administratoren (Administrator) (som defineret i Planen) godkendte din tildeling og besluttede, at den skulle træde i kraft. Tidspunktet fremgår af Aftalen.

2.	Kriterier og betingelser for RSU-tildelingen

Tildelingen af RSUer i henhold til Planen sker alene efter Administrators eget skøn. Medarbejdere (Employees) og Konsulenter (Consultants) (som defineret i Planen) i Uber og dettes Moderselskaber (Parents), Datterselskaber (Subsidiaries) og Tilknyttede Virksomheder (Affiliates) (som defineret i Planen) kan deltage i Planen.

3.	Modningstidspunkt for RSUerne

Dine RSUer modnes i henhold til de tids- og performancebetingelser, der er beskrevet i Aftalen. Dine RSUer modnes over en periode i henhold til tidsbetingelsen, forudsat at din Ansættelsesstatus (Continuous Service Status) (som defineret i Planen) ikke ophører, medmindre RSUerne er omfattet af denne Arbejdsgivererklærings pkt. 5. Performancebetingelsen skal være opfyldt på det tidligste af følgende tidspunkter: (i) enten closing af en Likvidationstransaktion eller (ii) en IPO, i begge tilfælde skal det ske før Udløbsdatoen (alt som defineret i Meddelelsen). De nærmere modningsbetingelser, som gælder for dine RSUer, fremgår af Meddelelsen og Aftalen.

4.	Udnyttelseskurs

Der er ikke knyttet nogen udnyttelseskurs til RSUerne. Hver RSU giver dig i forbindelse med deres modning ret til at modtage én ordinær aktie i Selskabet, uden at det koster dig noget (bortset fra gældende skatter og afgifter).

5.	Din retsstilling i forbindelse med ophør af din Ansættelsesstatus

Dine RSUer vil i tilfælde af ophør af din Ansættelsesstatus blive behandlet i overensstemmelse med Aktieoptionslovens §§ 4 og 5, medmindre bestemmelser i Planen, Aftalen eller Meddelelsen er mere fordelagtige for dig end Aktieoptionslovens §§ 4 og 5. Hvis bestemmelserne i Planen, Aftalen eller Meddelelsen er mere fordelagtige for dig, vil det være disse bestemmelser, der er gældende for, hvordan dine RSUer behandles i forbindelse med ophør af din Ansættelsesstatus.

6.	Økonomiske aspekter ved at deltage i Planen

Tildelingen af RSUer har ingen umiddelbare økonomiske konsekvenser for dig. Værdien af RSUerne indgår ikke i beregningen af feriepenge, pensionsbidrag eller andre lovpligtige, vederlagsafhængige ydelser.

Aktier er finansielle instrumenter, og investering i aktier vil altid være forbundet med en økonomisk risiko. Den fremtidige værdi af Ubers aktier kendes ikke og kan ikke forudsiges med sikkerhed.

Uber Technologies, Inc.

1455 Market Street

San Francisco, Californien, USA 94103

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

DOMINICAN REPUBLIC

There are no country-specific provisions.

ECUADOR

There are no country-specific provisions.

EGYPT

Notifications

Exchange Control Notification. If Participant transfers funds into Egypt in connection with the RSUs, Participant will be required to transfer the funds through a registered bank in Egypt.

EL SALVADOR

There are no country-specific provisions.

ESTONIA

Terms and Conditions

Language Consent.

By accepting the grant of the RSUs, Participant confirms having read and understood the documents related to the grant (the Notice, the RSU Agreement and the Plan), which were provided in the English language, and that he or she does not need the translation thereof into the Estonian language. Participant accepts the terms of those documents accordingly.	Võttes vastu RSU-de pakkumise, kinnitab Osaleja, et ta on ingliskeelsena esitatud pakkumisega seotud dokumendid (Teatise, RSU Lepingu ja Plaani) läbi lugenud ja nendest aru saanud ning et ta ei vaja nende tõlkimist eesti keelde. Sellest tulenevalt Osaleja nõustub viidatud dokumentide tingimustega.

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

RSU Type. The RSUs are not intended to qualify for specific tax or social security treatment in France.

Language Consent. By accepting the grant of the RSUs, Participant confirms having read and understood the documents related to the grant (the Notice, the RSU Agreement and the Plan), which were provided in the English language. Participant accepts the terms of those documents accordingly.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Consentement Relatif à la Langue. En acceptant l’attribution du droit sur des actions assujetti à des restrictions (“RSUs”), le Participant confirme avoir lu et compris les documents relatifs à l’attribution (l’Avis, le Contrat RSUs et le Plan) qui ont été fournis en langue anglaise. Le Participant accepte les dispositions de ces documents en connaissance de cause.

Notifications

Foreign Asset / Account Reporting Notification. French residents may hold Shares acquired under the Plan outside France, provided they declare all foreign accounts, whether open, current, or closed, in the their income tax return.

GEORGIA

Terms and Conditions

Language Consent. By accepting the grant of RSUs, Participant acknowledges that he or she is proficient in reading and understanding English and fully understands the terms of the documents related to the grant (the Notice, the RSU Agreement and the Plan), which were provided in the English language. Participant accepts the terms of those documents accordingly.

GERMANY

Notifications

Exchange Control Notification. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If Participant is a German resident and he or she makes or receives a payment in excess of this amount in connection with Participant’s participation in the Plan, Participant must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

GHANA

There are no country-specific provisions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

GREECE

Terms and Conditions

Vesting and Issuance of Shares. This provision supplements the Vesting section of the Notice and Section 4 (“Issuance of Shares”) of the RSU Agreement:

Participant will have no entitlement to the Shares subject to the RSUs unless and until (i) the Time Condition and the Performance Condition are met, (ii) if applicable, any lock-up period following an IPO (as described in Section 6 of the RSU Agreement) has expired, and (iii) the applicable issuance date described in Section 4 of the RSU Agreement occurs.

GUATEMALA

Notifications

Exchange Control Notification. If Participant transfers funds with a value of US$3,000 or more into or out of Guatemala in connection with the RSUs, Participant must complete a form provided by the Intendency of Special Verification of the Superintendence of Banks of Guatemala. Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

HAITI

Language Consent. By accepting the grant of the RSUs, Participant confirms having read and understood the documents related to the grant (the Notice, the RSU Agreement and the Plan), which were provided in the English language. Participant accepts the terms of those documents accordingly.

Consentement Relatif à la Langue. En acceptant l’attribution du droit sur des actions assujetti à des restrictions (“RSUs”), le Participant confirme avoir lu et compris les documents relatifs à l’attribution (l’Avis, le Contrat RSUs et le Plan) qui ont été fournis en langue anglaise. Le Participant accepte les dispositions de ces documents en connaissance de cause.

HONDURAS

There are no country-specific provisions.

HONG KONG

Notifications

Securities Law Notification. WARNING: The RSUs and the Shares subject to the RSUs do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company and its Subsidiaries. The Plan, the RSU Agreement and other incidental communication materials related to the RSUs have not been prepared in accordance with and are not intended to constitute a ‘prospectus’ for a public offering of securities under the applicable companies and securities legislation in Hong Kong, and the documents have not been reviewed by any regulatory authority in Hong Kong. The Plan, the RSU Agreement and the incidental communication materials are intended only for Participant’s personal use and not for distribution to any other persons. If Participant has any questions or concerns about any of the contents of the Plan, the RSU Agreement or any other incidental communication materials, Participant should obtain independent professional advice.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”). Notwithstanding the foregoing, if the Plan is deemed to constitute an occupational retirement scheme for the purposes of ORSO, the grant of the RSUs shall be void.

HUNGARY

Terms and Conditions

Vesting and Issuance of Shares. This provision supplements the Vesting section of the Notice and Section 4 (“Issuance of Shares”) of the RSU Agreement:

Participant will have no entitlement to the Shares subject to the RSUs unless and until (i) the Time Condition and the Performance Condition are met, (ii) if applicable, any lock-up period following an IPO (as described in Section 6 of the RSU Agreement) has expired, and (iii) the applicable issuance date described in Section 4 of the RSU Agreement occurs.

INDIA

Notifications

Exchange Control Notification. Participant is required to repatriate to India, or cause to be repatriated, any proceeds from the sale of Shares acquired under the Plan and any dividends received in relation to the Shares within such time as prescribed under applicable Indian exchange control laws as may be amended from time to time. Participant should obtain a foreign inward remittance certificate (“FIRC”) or other similar form from the bank where Participant deposits the funds and maintain the FIRC or other form as evidence of the repatriation of funds in the event the Reserve Bank of India or Participant’s employer requests proof of repatriation. Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

Foreign Asset / Account Reporting Notification. Participant is required to declare any foreign bank accounts and any foreign financial assets (including Shares held outside India) in Participant’s annual income tax return.

INDONESIA

Terms and Conditions

Language Consent and Notification. A translation of the documents relating to this grant (i.e., the Plan and the RSU Agreement) into Bahasa Indonesia can be provided to Participant upon request to stock@uber.com. By accepting the grant of RSUs, Participant (i) confirms having read and understood the documents relating to this grant (i.e., the Plan and the RSU Agreement) which were provided in the English language, (ii) accepts the terms of those documents accordingly, and (iii) agrees not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Persetujuan dan Pemberitahuan Bahasa. Terjemahan dari dokumen-dokumen terkait dengan pemberian ini (yaitu, Program dan Perjanjian RSU) ke Bahasa Indonesia dapat disediakan bagi Peserta berdasarkan permintaan kepada stock@uber.com. Dengan menerima pemberian RSU, Peserta (i) mengkonfirmasi bahwa dirinya telah membaca dan mengerti dokumen-dokumen yang terkait dengan pemberian ini (yaitu, Program dan Perjanjian RSU) yang disediakan dalam Bahasa Inggris, (ii) menerima syarat-syarat dari dokumen-dokumen tersebut, dan (iii) setuju untuk tidak mengajukan keberatan atas keberlakuan dokumen ini berdasarkan Undang-Undang No. 24 Tahun 2009 tentang Bendera, Bahasa, dan Lambang Negara, Serta Lagu Kebangsaan atau Peraturan Presiden pelaksananya (ketika diterbitkan).

Notifications

Exchange Control Notification. Indonesian residents must provide Bank Indonesia with information on foreign exchange activities (e.g., remittance of proceeds from the sale of Shares into Indonesia) via a monthly report submitted online through Bank Indonesia’s website. The report is due no later than the 15th day of the month following the month in which the activity occurred.

In addition, when proceeds from the sale of Shares are remitted into Indonesia, a statistical reporting requirement will apply and the Indonesian bank executing the transaction may request information from Participant and Participant will be obliged to provide such information so that the bank can fulfill this reporting requirement to Bank Indonesia.

IRELAND

Notifications

Director Notification Requirement. If Participant is a director, shadow director, or secretary of an Irish Subsidiary, pursuant to the Companies Act 2014, Participant must notify that Subsidiary in writing if Participant receives or disposes of an interest exceeding 1% of the share capital of the Company (e.g., RSUs, Shares), if Participant becomes aware of the event giving rise to the notification requirement, or if Participant becomes a director or secretary if such an interest exceeding 1% of the share capital of the Company exists at the time. This notification requirement also applies with respect to the interests of a spouse, civil partner, or minor children (whose interests will be attributed to the director, shadow director, or secretary). Participant should consult his or her personal legal advisor to ensure compliance with the applicable requirements.

ISRAEL

Terms and Conditions

Trust Arrangement. The RSUs are offered subject to and in accordance with the terms of the Plan, the sub-plan to the Plan for Israel (the “Israeli Sub-Plan”), the Trust and Outsourcing Services Agreement (the “Trust Agreement”) between the Company and the trustee appointed by the Company or its Subsidiary in Israel, Tamir Fishman Trusts 2004 Ltd. (the “Trustee”), and the RSU Agreement. In the event of any inconsistencies between the Israeli Sub-Plan, the RSU Agreement and/or the Plan, the Israeli Sub-Plan will govern the RSUs granted to Participants in Israel.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Capitalized terms used but not defined in this Israel section of Exhibit A shall have the meanings ascribed to them in the Israeli Sub-Plan.

Acceptance of Grant. In addition to any other procedures for accepting the Notice, Participant will be required to execute a Section 102 Capital Gains Track Grant acceptance in connection with each grant made under the Israeli Sub-Plan. Participant must execute the Section 102 Capital Gains Track Grant acceptance according to the procedures and timeline set forth by the Company and the Trustee and in any case within 90 days of the RSU Grant Date. If Participant does not comply with this requirement, the RSUs may not qualify for preferential tax treatment.

Nature of Grant. The following provision supplements Section 1 (“Nature of Grant”) of this Exhibit A:

The grant of the RSUs is intended to be a 102 Capital Gains Track Grant that qualifies for the 102 Capital Gains Track tax treatment. Notwithstanding the foregoing, by accepting the grant of RSUs, Participant acknowledges that the Company cannot guarantee or represent that the 102 Capital Gains Track tax treatment will apply to the RSUs.

By accepting the grant of RSUs, Participant: (a) acknowledges receipt of and represents that Participant has read and is familiar with the Plan, the Israeli Sub-Plan, the RSU Agreement, and this Exhibit A; (b) accepts the grant of RSUs subject to all of the terms and conditions of this RSU Agreement, the Plan, the Israeli Sub-Plan, and this Exhibit A; and (c) agrees that the grant of RSUs and any Shares subject to the RSUs will be issued to and deposited with the Trustee and shall be held in trust for Participant’s benefit as required by the ITO, the Rules and any approval by the Israeli Tax Authority (“ITA”) pursuant to the terms of the ITO, the Rules and the Trust Agreement. Furthermore, by accepting the grant of RSUs, Participant confirms that he or she is familiar with the terms and provisions of Section 102 of the ITO, particularly the Capital Gains Track described in subsection (b)(2) and (b)(3) thereof, and agrees that he or she will not require the Trustee to release the RSUs or Shares to him or her, or to sell the RSUs or Shares to a third party, during the Required Holding Period in Israel, unless permitted to do so by the ITO or the Rules.

Responsibility for Taxes. The following provision supplements Section 7 (“Responsibility for Taxes”) of the RSU Agreement:

Participant agrees that he or she shall not be liable for the Employer’s component of payments to the National Insurance Institute unless and to the extent such payments by the Employer are a result of Participant’s election to sell the Shares before the end of the Required Holding Period (if allowed by the ITO and the Rules).

If the RSUs are settled during the Required Holding Period, the Shares issued upon settlement of such RSUs shall be issued to and deposited with the Trustee for the benefit of Participant and shall be held in trust as required by the ITO, the Rules and any approval by the ITA. In the event that such settlement occurs after the end of the Required Holding Period, the Shares issued upon the settlement of the RSUs shall either: (i) be issued to and deposited with the Trustee; or (ii) be transferred to Participant directly upon Participant’s request, provided that Participant first complies with his or her obligations with respect to Tax-Related Items. In the event that Participant elects to have the Shares transferred to Participant without selling such Shares, Participant shall become liable to pay taxes immediately in accordance with the provisions of the ITO and Section 7 of the RSU Agreement, as supplemented by this Exhibit A.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Notifications

Securities Law Notification. This offer of RSUs does not constitute a public offering under the Securities Law, 1968.

ITALY

Terms and Conditions

Data Privacy. The following provision replaces the Data Privacy Terms in this Exhibit A that govern the grant of RSUs under the Plan to Participants in the European Union / European Economic Area:

Pursuant to Section 13 of the Legislative Decree no. 196/2003, Participant understands that the Employer, the Company, its Parent and any Subsidiaries may hold and process certain personal information about Participant, including Participant’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships that Participant holds in the Company, details of all RSUs or any other entitlement to shares of stock awarded, awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant also understands that providing the Company with Data is necessary for the performance of the Plan and that Participant’s refusal to provide Data would make it impossible for the Company to perform its contractual obligations and may affect Participant’s ability to participate in the Plan. The Controller of personal data processing is Uber Technologies Inc., with its principal operating offices at 1455 Market St, 4th Floor, San Francisco, California 94105, and its representative in Italy is Uber Italy S.R.L., with its office at Via Forcella 13, 20144 Milano, Italy.

Participant understands that Data will not be publicized, but it may be transferred to banks, other financial institutions or brokers involved in the management and administration of the Plan. Participant further understands that the Company, its Parent and any Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of Participant’s participation in the Plan, and that the Company and/or its Parent or Subsidiaries may each further transfer Data to third parties assisting the Company in the implementation, administration and management of the Plan, including any requisite transfer to a broker or another third party with whom Participant may elect to deposit any Shares acquired under the Plan. Such recipients may receive, possess, use, retain and transfer the Data in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, Participant understands that the Company will delete Participant’s Data as soon as it has accomplished all the necessary legal obligations connected with the management and administration of the Plan. In any event, Data will be stored only for the time needed to fulfill the purposes mentioned above.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Participant understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Participant’s Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require Participant’s consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration and management of the Plan, which represents the legal basis for the processing. Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Participant has the right to, including but not limited to, access, delete, update, erase, ask for rectification of the Data and cease, for legitimate reason, any processing of the Data. Participant also understand that he or she has the right to data portability and to lodge a complaint with the Italian supervisory authority. Furthermore, Participant is aware that the Data will not be used for direct marketing purposes. In addition, the Data provided may be reviewed and questions or complaints can be addressed by contacting Participant’s local human resources department.

Plan Document Acknowledgment. By accepting the RSUs, Participant acknowledges that he or she has received a copy of the Plan, the RSU Agreement and the Notice and has reviewed the Plan, the RSU Agreement, including this Exhibit A, and the Notice in their entirety and fully understands and accepts all provisions of the Plan, the RSU Agreement, including this Exhibit A, and the Notice.

Participant further acknowledges that he or she has read and specifically and expressly approves the following provisions of the RSU Agreement: (i) Termination; (ii) Transfer Restrictions; (iii) Lock-Up Agreement; (iv) Responsibility for Taxes; (v) Governing Law; Venue; (vi) the Nature of Grant Section in this Exhibit A, (vii) the Data Privacy section in this Exhibit A, as well as the section on Vesting in the Notice.

Notifications

Foreign Asset / Account Reporting Notification. Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions. Participant should consult his or her personal tax advisor to ensure compliance with applicable reporting obligations.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

JAMAICA

There are no country-specific provisions.

JAPAN

Notifications

Foreign Asset / Account Reporting Notification. Details of any assets held outside Japan (including Shares acquired under the Plan) as of December 31 of each year must be reported to the tax authorities on an annual basis, to the extent such assets have a total net fair market value exceeding ¥50 million. Such report is due by March 15 each year. Participant should consult with his or her personal tax advisor to determine if the reporting obligation applies to Participant and whether Participant will be required to include details of Participant’s outstanding RSUs, as well as Shares, in the report.

JORDAN

There are no country-specific provisions.

KAZAKHSTAN

Notifications

Securities Law Notification. This offer is addressed only to certain eligible employees in the form of the Shares to be issued by the Company. Neither the Plan nor the RSU Agreement has been approved, nor do they need to be approved, by the National Bank of Kazakhstan. This offer is intended only for the original recipient and is not for general circulation in the Republic of Kazakhstan.

KENYA

Notifications

Tax Registration Notification. Under Tax Procedure Act, 2015, Participant is required to complete and submit a tax registration application to the Commissioner of Income Tax within 30 days of vesting of the RSUs. The registration should be completed through the online portal “I TAX.” Participant should consult his or her personal legal advisor to ensure compliance with the applicable requirements. Participant is responsible for ensuring compliance with all registration requirements in Kenya.

KOREA

Notifications

Foreign Asset / Account Reporting Notification. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts in June of the immediately following year if the monthly balance of such accounts exceeds KRW 1 billion (or an equivalent amount in foreign currency) on any month-end date during a calendar year. Participant is responsible for complying with this reporting obligation and should consult with his or her personal tax advisor to determine how to value his or her foreign accounts for such purposes and whether he or she is required to file a report with respect to such accounts.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

KUWAIT

Notifications

Securities Law Notification. The Plan does not constitute the marketing or offering of securities in Kuwait pursuant to Law No. 7 of 2010 as amended (establishing the Capital Markets Authority) and its implementing regulations. Offerings under the Plan are being made only to eligible employees of the Company or a Subsidiary.

LATVIA

There are no country-specific provisions.

LEBANON

Notifications

Securities Law Notification. This Plan does not constitute the marketing or offering of securities in Lebanon pursuant to Law No. 161 (2011), the Capital Markets Law. Offerings under the Plan are being made only to eligible employees of the Company or a Subsidiary.

LITHUANIA

There are no country-specific provisions.

MACAU

There are no country-specific provisions.

MAURITIUS

There are no country-specific provisions.

MEXICO

Terms and Conditions

Plan Document Acknowledgement

By accepting the RSUs, Participant acknowledges that he or she has received a copy of the Plan, the Notice, and the RSU Agreement, including this Exhibit A, which Participant has reviewed. Participant acknowledges further that he or she accepts all the provisions of the Plan, the Notice, and the RSU Agreement, including this Exhibit A. Participant also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in Section 1 (“Nature of Grant”) in the RSU Agreement, which clearly provides as follows:

(1)    Participant’s participation in the Plan does not constitute an acquired right;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(2)    The Plan and Participant’s participation in it are offered by the Company on a wholly discretionary basis;

(3)    Participant’s participation in the Plan is voluntary; and

(4)    The Company and its Subsidiaries are not responsible for any decrease in the value of any Shares acquired at vesting and settlement of the RSUs.

Labor Law Policy and Acknowledgment

By accepting the RSUs, Participant expressly recognizes that the Company, with registered offices at 1455 Market Street, 4th Floor, San Francisco, California 94105, U.S.A., is solely responsible for the administration of the Plan and that Participant’s participation in the Plan and acquisition of Shares do not constitute an employment relationship between Participant and the Company since Participant is participating in the Plan on a wholly commercial basis and his or her sole employer is Uber Mexico Technology & Software S.A. de C.V. (“Uber Mexico”), located at Zamora 187, Condesa, Cuauhtémoc, Ciudad de México, D.F. 06140, Mexico. Based on the foregoing, Participant expressly recognizes that the Plan and the benefits that he or she may derive from participating in the Plan do not establish any rights between Participant and the employer, Uber Mexico, and do not form part of the employment conditions and/or benefits provided by Uber Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Participant’s employment.

Participant further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue Participant’s participation at any time without any liability to Participant.

Finally, Participant hereby declares that he or she does not reserve to him- or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and Participant therefore grants a full and broad release to the Company, and its subsidiaries, branches, representative offices, shareholders, directors, officers, employees, agents, or legal representatives with respect to any claim that may arise.

Spanish Translation

Reconocimiento del Documento del Plan

Al aceptar las Unidades de Acciones Restringidas (RSUs, por sus siglas en inglés), el Participante reconoce que ha recibido una copia del Plan, el Anuncio de la Subvención y el Acuerdo, con inclusión de este Anexo A, que el Participante ha revisado. El Participante reconoce, además, que acepta todas las disposiciones del Plan, el Anuncio de la Subvención, y en el Acuerdo, incluyendo este Anexo A. El Participante también reconoce que ha leído y que concretamente aprueba de forma expresa los términos y condiciones establecidos en la Sección 1 (“Naturaleza de la Subvención”) del Acuerdo, que claramente dispone lo siguiente:

(1)	La participación del Participante en el Plan no constituye un derecho adquirido;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(2)	El Plan y la participación del Participante en el Plan se ofrecen por la Compañía en su discrecionalidad total;

(3) Que	la participación del Participante en el Plan es voluntaria; y

(4)	La Compañía y sus Subsidiarias no son responsables de ninguna disminución en el valor de las acciones adquiridas al conferir las RSUs.

Política Laboral y Reconocimiento

Al aceptar las RSUs, el Participante expresamente reconoce que la Compañía, con sus oficinas registradas y ubicadas en 1455 Market Street, 4th Floor, San Francisco, California 94105, U.S.A., es la única responsable por la administración del Plan y que la participación del Participante en el Plan y en su caso la adquisición de Acciones no constituyen una relación de trabajo entre el Participante y la Compañía, ya que el Participante participa en el Plan en un marco totalmente comercial y su único patrón es Uber Mexico Technology & Software S.A. de C.V. (“Uber Mexico”), ubicado en Zamora 187, Condesa, Cuauhtémoc, Ciudad de México, D.F. 06140, Mexico. Derivado de lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que pudieran derivar de la participación en el Plan no establecen derecho alguno entre el Participante y el patrón, Uber Mexico, y no forma parte de las condiciones de trabajo y/o las prestaciones otorgadas por Uber Mexico, y que cualquier modificación al Plan o su terminación no constituye un cambio o desmejora de los términos y condiciones de la relación de trabajo del Participante.

Asimismo, el Participante reconoce que su participación en el Plan se ha resultado de una decisión unilateral y discrecional de la Compañía; por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o terminar la participación del Participante en cualquier momento y sin responsabilidad alguna frente el Participante.

Finalmente, el Participante por este medio declara que no se reserva ninguna derecho o acción en contra de la Compañía por cualquier compensación o daños y perjuicios en relación de las disposiciones del Plan o de los beneficios derivados del Plan, y por lo tanto, el Participante otorga el más amplio finiquito que en derecho proceda a la Compañía, y sus filiales, oficinas de representación, accionistas, directores, autoridades, empleados, agentes, o representantes legales en relación con cualquier demanda que pudiera surgir.

MOROCCO

Terms and Conditions

Issuance of Shares. The following provision supplements Section 4 of the RSU Agreement:

To facilitate compliance with exchange control requirements in Morocco, the Company may require that any Shares acquired pursuant to the RSUs be sold, either immediately after issuance or within a specific period following termination. If applicable, Participant agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization), and Participant expressly authorizes the Company’s designated broker to complete the sale of such Shares. Participant also agrees to sign any agreements, forms and/or consents that may be reasonably requested by the Company (or the designated broker) to effectuate the sale of the Shares. Participant acknowledges that the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay Participant the cash proceeds from the sale of the Shares, less any brokerage fees or commissions and any applicable Tax-Related Items.

Exchange Control Obligations. Participant is required to immediately repatriate to Morocco the proceeds from the sale of any Shares acquired pursuant to the RSUs. Participant agrees to maintain records proving repatriation of any funds received in connection with the RSUs and to provide copies of these records upon request from the Company, the Employer and/or the Office des Changes. Participant agrees to comply with all exchange control laws in Morocco and to cooperate with the Company to facilitate compliance with such laws.

MYANMAR

Terms and Conditions

Vesting. The following provision supplements the Vesting section of the Notice:

In addition to the Time Condition and Performance Condition set forth in the Notice, the RSUs are subject to an exchange control vesting condition (the “Exchange Control Condition”) described below, which also must be satisfied prior to the Expiration Date before the RSUs will be deemed vested.

Exchange Control Condition. The Exchange Control Condition shall be satisfied on the date that the Company determines that all necessary exchange control and other approvals from the Central Bank of Myanmar have been received for RSUs granted under the Plan or that such approval is not required (such date, the “Exchange Control Vesting Date”).

Vesting Date. Each date as of which the Time Condition, the Performance Condition and the Exchange Control Condition have been satisfied, with respect to any RSUs, shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the RSUs have not satisfied the Time Condition, the Performance Condition and the Exchange Control Condition as of the Expiration Date, such RSUs shall expire on the Expiration Date and be of no further force or effect.

Termination. The following provision supplements Section 3 of the RSU Agreement:

Notwithstanding the foregoing sentence, for any RSUs that have satisfied the Time Condition but not the Performance Condition as of such termination date, the Company reserves the right to exchange the RSUs for a cash payment equivalent to the Fair Market Value of the Shares underlying the RSUs on the termination date; in such a case, Participant will have no further right to the RSUs or to any Shares.

Issuance of Shares. The following provision replaces Section 4 of the RSU Agreement:

The Company shall issue to Participant on the following date(s) a number of Shares equal to the aggregate number of Vested RSUs: (i) if the Vesting Date is a Time-Based Vesting Date that occurs following a Performance-Based Vesting Date and an Exchange Control Vesting Date, the Shares shall be issued no later than 30 days following the Time-Based Vesting Date, and (b) if the Vesting Date is an Exchange Control Vesting Date that occurs following a Time-Based Vesting

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Date and Performance-Based Vesting Date, the Shares shall be issued no later than 30 days after the Exchange Control Vesting Date. Upon the issuance of the Shares, Participant shall thereafter have all the rights of a shareholder of the Company with respect to such Shares, subject to the lock-up agreement described in Section 6 of the RSU Agreement.

Notwithstanding the foregoing, the Company reserves the right to (i) require that Participant sell all shares acquired under the Plan, either immediately upon receipt of such Shares or upon Termination of Participant’s Continuous Service Status, or (ii) settle the RSUs in cash, if it determines it is necessary or advisable to do so in light of regulatory requirements in Myanmar. In the event that the RSUs are settled in cash, the amount of the cash payment shall be based on the Fair Market Value of the Shares on the date the Shares would otherwise be issued to Participant.

Notifications

Exchange Control Notification. Approval from the Central Bank of Myanmar is required prior to making any direct investment abroad, including the acquisition of Shares under the Plan. Participant should consult his or her personal legal advisor to ensure compliance with the applicable requirements.

NETHERLANDS

There are no country-specific provisions.

NEW ZEALAND

Notifications

WARNING

You are being offered RSUs (which, upon vesting and settlement in accordance with the terms of the grant of the RSUs, will be converted into Shares) in Uber Technologies, Inc.

New Zealand law normally requires people who offer financial products to give information to investors before they invest. This requires those offering financial products to have disclosed information that is important for investors to make an informed decision.

The usual rules do not apply to this offer because it is a small offer. As a result, you may not be given all the information usually required. You will also have fewer other legal protections for this investment.

Ask questions, read all documents carefully, and seek independent financial advice before committing yourself.

NICARAGUA

There are no country-specific provisions.

NIGERIA

There are no country-specific provisions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

NORWAY

There are no country-specific provisions.

PAKISTAN

Notifications

Exchange Control Notification. Participant will be required to notify the State Bank of Pakistan (“SBP”) of the Shares issued to Participant in a prescribed form upon settlement of the RSUs. Participant is also required to immediately repatriate to Pakistan the proceeds from the sale of Shares through normal banking procedures. Participant should consult his or her personal legal advisor to ensure compliance with the applicable requirements. Participant is responsible for ensuring compliance with all exchange control laws in Pakistan.

PANAMA

Notifications

Securities Law Notification. The RSUs granted pursuant to the Plan and the Shares which may be issued upon vesting and settlement of the RSUs are offered in a private transaction. This is not an offer to the public and the offer is not subject to the protections established by Panamanian securities laws.

PARAGUAY

There are no country-specific provisions.

PERU

Notifications

Securities Law Notification. The offer of the RSUs is considered a private offering in Peru; therefore, it is not subject to registration. For more information concerning this offer, please refer to the Plan, the Agreement and any other grant documents made available by the Company.

POLAND

Notifications

Exchange Control Notification. Polish residents holding foreign securities (e.g., Shares) and/or maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets possessed abroad) exceeds PLN 7 million. If required, the reports must be filed on a quarterly basis on special forms that are available on the website of the National Bank of Poland.

Further, if Participant transfers funds in excess of €15,000 (or PLN15,000 if the transfer of funds is connected with the business activity of an entrepreneur), the funds must be transferred via a bank account in Poland. Participant is required to retain the documents connected with a foreign exchange transaction for a period of five years, as measured from the end of the year in which such transaction occurred.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

PORTUGAL

Terms and Conditions

Language Consent. Participant hereby expressly declares that he or she has full knowledge of the English language and has read, understood and freely accepted and agreed with the terms and conditions established in the Plan and the RSU Agreement.

Conhecimento da Língua. Pela presente, o Participante declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo (RSU Agreement em inglés).

Notifications

Exchange Control Notification. If Participant is a resident of Portugal and he or she receives Shares, the acquisition of such Shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report to the Banco de Portugal. If the Shares are not deposited with a commercial bank, broker or financial intermediary in Portugal, Participant will be responsible for submitting the report to the Banco de Portugal.

PUERTO RICO

There are no country-specific provisions.

QATAR

There are no country-specific provisions.

ROMANIA

Terms and Conditions

Language Consent. By accepting the grant of RSUs, Participant acknowledges that he or she is proficient in reading and understanding English and fully understands the terms of the documents related to the grant (the Notice, the RSU Agreement and the Plan), which were provided in the English language. Participant accepts the terms of those documents accordingly.

Consimtamant cu Privire la Limba. Prin acceptarea acordarii de RSU-uri, Participantul confirma ca acesta sau aceasta are un nivel adecvat de cunoastere in ce priveste cititirea si intelegerea limbii engleze, a citit si confirma ca a inteles pe deplin termenii documentelor referitoare la acordare (Anuntul, Acordul RSU si Planul), care au fost furnizate in limba engleza. Participantul accepta termenii acestor documente in consecinta.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Notifications

Exchange Control Notification. If Participant deposits the proceeds from the sale of Shares acquired under this Plan in a bank account in Romania, Participant may be required to provide the Romanian bank with appropriate documentation explaining the source of the funds. Participant should consult his or her personal legal advisor to ensure compliance with applicable requirements.

RUSSIA

Terms and Conditions

U.S. Transaction. Participant understands that the acceptance of the RSUs results in an agreement between Participant and the Company that is completed in the United States and that the RSU Agreement is governed by the laws of the State of California, without giving effect to the conflict of law principles thereof. Upon vesting and settlement of the RSUs, any Shares to be issued to Participant shall be held or delivered to Participant in the United States and in no event will such Shares be delivered to Participant in Russia. Participant acknowledges that Participant is not permitted to sell or otherwise transfer Shares directly to other individuals in Russia, nor is Participant permitted to bring any certificates representing the Shares into Russia (if such certificates are actually issued).

Data Privacy. This provision supplements the Data Privacy Terms in this Exhibit A that govern the grant of RSUs under the Plan to Participants outside the European Union / European Economic Area:

Participant hereby acknowledges that Participant has read and understood the terms regarding collection, processing and transfer of Data contained in the Data Privacy Terms for Participants outside the European Union / European Economic Area in this Exhibit A and, by participating in the Plan, Participant agrees to such terms. In this regard, upon request of the Company or the Employer, Participant agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in Russia, either now or in the future. Participant understands that Participant will not be able to participate in the Plan if Participant fails to execute any such consent or agreement.

Notifications

Securities Law Notification. The RSU Agreement, the Notice, the Plan and all other materials that Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. Absent any requirement under local law, the issuance of securities pursuant to the Plan has not and will not be registered in Russia; hence, the securities described in any Plan-related documents may not be used for offering or public circulation in Russia.

Exchange Control Notification. Under current exchange control regulations in Russia, certain proceeds must be repatriated to Russia as soon as Participant intends to use those cash amounts for any purpose, including reinvestment. Such cash amounts must be initially credited to Participant through a foreign currency account opened in Participant’s name at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to a foreign bank subject to the following limitations: (i) the foreign account may be opened only for individuals; (ii) the foreign account may not be used for business activities; and (iii) the Russian tax authorities must be given notice about the opening/closing of each foreign account within one month of the account opening/closing.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

As an express statutory exception to this requirement, cash dividends paid on Shares can be paid directly into a foreign bank or brokerage account opened with a foreign bank located in Organisation for Economic Cooperation Development (“OECD”) or Financial Action Task Force (“FATF”) countries without first remitting them to a bank account in Russia. Additionally, cash proceeds from the sale of securities can also be paid directly to a foreign bank or brokerage account opened with a bank located in an OECD or FATF country, provided that such securities are listed on one of the foreign stock exchanges on the list provided for by Russian Federal law (e.g., the New York Stock Exchange and/or the Nasdaq). Other statutory exceptions may also apply. Participant should consult his or her personal legal advisor to ensure compliance with applicable requirements.

Foreign Asset / Account Reporting Notification. As described above, Russian residents will be required to notify the Russian tax authorities within one month of opening or closing a foreign bank account or of changing any account details. Russian residents are also required to file reports of the transactions in their foreign bank accounts with the Russian tax authorities on an annual basis. In addition, Russian residents are required to report any cash transactions with respect to foreign bank accounts to the Russian tax authorities. The tax authorities can require any supporting documents related to the transactions in a Russian resident’s foreign bank account. Participant should consult his or her personal tax advisor to ensure compliance with applicable requirements.

Involuntary Termination Notification. If Participant continues to hold Shares acquired under the Plan after an involuntary Termination of Participant’s Continuing Service Status, Participant may not be eligible to receive unemployment benefits in Russia.

RWANDA

There are no country-specific provisions.

SAUDI ARABIA

Terms and Conditions

Termination. The following provision supplements Section 3 of the RSU Agreement:

Notwithstanding the foregoing sentence, for any RSUs that have satisfied the Time Condition but not the Performance Condition as of such termination date, the Company reserves the right to exchange the RSUs for a cash payment equivalent to the Fair Market Value of the Shares underlying the RSUs on the termination date; in such a case, Participant will have no further right to the RSUs or to any Shares.

Issuance of Shares. The following provision supplements Section 4 of the RSU Agreement:

Notwithstanding the foregoing, the Company reserves the right to (i) require that Participant sell all Shares underlying the RSUs, either immediately upon receipt of such Shares or upon Termination of Participant’s Continuous Service Status, or (ii) settle the RSUs in cash, if it determines it is necessary or advisable to do so in light of regulatory requirements in Saudi Arabia. In the event that the RSUs are settled in cash, the amount of the cash payment shall be based on the Fair Market Value of the Shares on the date the Shares would otherwise be issued to Participant.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SERBIA

Notifications

Securities Law Notification. The grant of RSUs and the issuance of any Shares are not subject to the regulations concerning public offers and private placements under the Law on Capital Markets.

Exchange Control Notification. Pursuant to the Law on Foreign Exchange Transactions, Participant is permitted to acquire Shares under the Plan and hold the Shares and any proceeds from the sale of Shares in a U.S. brokerage account or other foreign brokerage account. However, Participant needs permission from the National Bank of Serbia to hold any proceeds from the sale of Shares in an offshore bank account. Participant should consult his or her personal legal advisor to ensure compliance with applicable exchange control laws in Serbia.

SINGAPORE

Notifications

Securities Law Notification. The RSUs are being granted pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore. Hence, statutory liability under the SFA in relation to the content of prospectuses will not apply. Participant should note that the RSUs are subject to section 257 of the SFA and hence the RSUs may not be offered or sold, or made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore, unless such offer, sale or invitation is made (i) more than six (6) months from the RSU Grant Date, (ii) pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA, or (iii) pursuant to, and in accordance with the conditions of, any other applicable provisions of the SFA.

Chief Executive Officer / Director Notification Requirement. If Participant is the chief executive officer (“CEO”) or a director, alternate director, substitute director or shadow director1 of a Singapore Subsidiary, Participant must notify the Singapore Subsidiary in writing within two (2) business days of (i) becoming the registered holder of or acquiring an interest (e.g., RSUs, Shares, etc.) in the Company or any Subsidiary, or becoming the CEO, alternate director, substitute director or shadow director (as the case may be), whichever occurs last, or (ii) any change in a previously disclosed interest (e.g., sale of Shares).

SLOVAKIA

There are no country-specific provisions.

[1]

A shadow director is an individual who is not on the board of directors of the Singapore Subsidiary but who has sufficient control so that the board of directors of the Singapore Subsidiary acts in accordance with the directions or instructions of the individual.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SLOVENIA

Terms and Conditions

Language Consent. By accepting the grant of RSUs, Participant acknowledges that he or she is proficient in reading and understanding English and fully understands the terms of the documents related to the grant (the Notice, the RSU Agreement and the Plan), which were provided in the English language. Participant accepts the terms of those documents accordingly.

Soglasje za Uporabo Angleškega Jezika. S sprejetjem dodelitve RSU Udeleženec (Participant) priznava in potrjuje, da je sposoben brati in razumeti angleški jezik ter v celoti razume pogoje dokumentov, povezanih z dodelitvijo (Obvestilo (Notice), RSU pogodba (RSU Agreement) in Načrt (Plan)), ki so bili posredovani v angleškem jeziku. Udeleženec skladno s tem sprejema pogoje teh dokumentov.

Notifications

Foreign Asset / Account Reporting Notification. Slovenian residents may be required to report the opening of bank and/or brokerage accounts to the tax authorities within eight (8) days of opening such account. Participant should consult his or her personal tax advisor to determine whether this requirement will apply to any accounts opened in connection with participation in the Plan and to ensure compliance with applicable reporting requirements in Slovenia.

SOUTH AFRICA

Notifications

Exchange Control Notification. Participant is responsible for ensuring compliance with all exchange control laws in South Africa in connection with his or her participation in the Plan. Because exchange control regulations are subject to frequent change, Participant should consult his or her personal legal advisor prior to the acquisition or sale of Shares to ensure Participant’s compliance with current regulations.

SPAIN

Terms and Conditions

Termination and Nature of Grant. This provision supplements Section 3 (“Termination”) of the RSU Agreement and Section 1 (“Nature of Grant”) of this Exhibit A:

In accepting the grant of RSUs, Participant consents to participation in the Plan and acknowledges that Participant has received a copy of the Plan.

Participant understands and agrees that, unless otherwise provided in the RSU Agreement, Participant will forfeit any RSUs that have not satisfied the Time Condition as of the date Participant’s Continuous Service Status ends without entitlement to the underlying Shares or to any amount of indemnification in the event of termination of Participant’s employment for any reason including, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause (i.e., subject to a “despido improcedente”), individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, and/or Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer and under Article 10.3 of the Royal Decree 1382/1985.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Participant understands that the Company has unilaterally, gratuitously and in its own discretion decided to grant RSUs under the Plan to certain individuals who may be employees of the Company or a Subsidiary throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or a Subsidiary, other than as set forth in the RSU Agreement. Consequently, Participant understands that the RSUs are granted on the assumption and condition that the RSUs and any Shares acquired upon vesting of the RSUs are not a part of any employment contract (either with the Company or a Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. Further, Participant understands that the RSUs would not be granted to Participant but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken, or should any of the conditions not be met for any reason, any grant of or right to the RSUs shall be null and void.

Notifications

Securities Law Notification. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of RSUs under the Plan. Neither the Plan, the RSU Agreement (which includes this Exhibit A), nor the Notice have been nor will they be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and they do not constitute a public offering prospectus.

Exchange Control Notification. Participant must declare the acquisition, ownership and disposition of Shares to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”) of the Ministry of Economy and Competitiveness on a Form D-6. Generally, the declaration must be made in January for Shares owned as of December 31 of the prior year and/or Shares acquired or disposed of during the prior year; however, if the value of Shares acquired or disposed of or the amount of the sale proceeds exceeds €1,502,530 (or if Participant holds 10% or more of the share capital of the Company), the declaration must be filed within one month of the acquisition or disposition, as applicable.

In addition, Participant may be required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including Shares acquired under the Plan), and any transactions with non-Spanish residents (including any payments of Shares made pursuant to the Plan), depending on the balances in such accounts together with the value of such instruments as of December 31 of the relevant year, or the volume of transactions with non-Spanish residents during the relevant year.

Foreign Asset / Account Reporting Notification. To the extent that Participant holds rights or assets (e.g., cash or Shares held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset as of December 31 each year (or at any time during the year in which Participant sells or disposes of such right or asset), Participant is required to report information on such rights and assets on his or her tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. Participant should consult with his or her personal tax advisor to ensure compliance with applicable reporting requirements.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SRI LANKA

Terms and Conditions

Termination. The following provision supplements Section 3 of the RSU Agreement:

Notwithstanding the foregoing sentence, for any RSUs that have satisfied the Time Condition but not the Performance Condition as of such termination date, the Company reserves the right to exchange the RSUs for a cash payment equivalent to the Fair Market Value of the Shares underlying the RSUs on the termination date; in such a case, Participant will have no further right to the RSUs or to any Shares.

Issuance of Shares. The following provision supplements Section 4 of the RSU Agreement:

Notwithstanding the foregoing, the Company reserves the right to (i) require that Participant sell all Shares underlying the RSUs, either immediately upon receipt of such Shares or upon Termination of Participant’s Continuous Service Status, or (ii) settle the RSUs in cash, if it determines it is necessary or advisable to do so in light of regulatory requirements in Sri Lanka. In the event that the RSUs are settled in cash, the amount of the cash payment shall be based on the Fair Market Value of the Shares on the date the Shares would otherwise be issued to Participant.

Notifications

Exchange Control Notification. Participant is responsible for complying with all applicable exchange control regulations in Sri Lanka. Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

SWEDEN

There are no country-specific provisions.

SWITZERLAND

Notifications

Securities Law Notification. The grant of the RSUs and the issuance of any Shares is not intended to be a public offering in Switzerland. Neither this document nor any other materials relating to the RSUs constitute a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, and neither this document nor any other materials relating to the RSUs may be publicly distributed nor otherwise made publicly available in Switzerland. Neither this document nor any other offering or marketing material relating to the RSUs have been or will be filed with, or approved or supervised by, any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TAIWAN

Notifications

Securities Law Notification. The offer of participation in the Plan is available only for employees of the Company and its Subsidiaries. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Notification. The acquisition or conversion of foreign currency and the remittance of such amounts (including proceeds from the sale of Shares) to Taiwan may trigger certain annual or periodic exchange control reporting. If the transaction amount is TWD500,000 or more in a single transaction, Participant may be required to submit a Foreign Exchange Transaction Form and provide supporting documentation to the satisfaction of the remitting bank. Participant should consult his or her personal legal advisor to ensure compliance with applicable exchange control laws in Taiwan.

TANZANIA

Terms and Conditions

Vesting. The following provision supplements the Vesting section of the Notice:

In addition to the Time Condition and Performance Condition set forth in the Notice, the RSUs are subject to an exchange control vesting condition (the “Exchange Control Condition”) described below, which also must be satisfied prior to the Expiration Date before the RSUs will be deemed vested.

Exchange Control Condition. The Exchange Control Condition shall be satisfied on the date that the Company determines that all necessary exchange control and other approvals from the Bank of Tanzania have been received for RSUs granted under the Plan or that such approval is not required (such date, the “Exchange Control Vesting Date”).

Vesting Date. Each date as of which the Time Condition, the Performance Condition and the Exchange Control Condition have been satisfied, with respect to any RSUs, shall be referred to as a “Vesting Date.” No Vesting Date shall occur after the Expiration Date. To the extent the RSUs have not satisfied the Time Condition, the Performance Condition and the Exchange Control Condition as of the Expiration Date, such RSUs shall expire on the Expiration Date and be of no further force or effect.

Termination. The following provision supplements Section 3 of the RSU Agreement:

Notwithstanding the foregoing sentence, for any RSUs that have satisfied the Time Condition but not the Performance Condition as of such termination date, the Company reserves the right to exchange the RSUs for a cash payment equivalent to the Fair Market Value of the Shares underlying the RSUs on the termination date; in such a case, Participant will have no further right to the RSUs or to any Shares.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Issuance of Shares. The following provision replaces Section 4 of the RSU Agreement:

The Company shall issue to Participant on the following date(s) a number of Shares equal to the aggregate number of Vested RSUs: (i) if the Vesting Date is a Time-Based Vesting Date that occurs following a Performance-Based Vesting Date and an Exchange Control Vesting Date, the Shares shall be issued no later than 30 days following the Time-Based Vesting Date, and (b) if the Vesting Date is an Exchange Control Vesting Date that occurs following a Time-Based Vesting Date and Performance-Based Vesting Date, the Shares shall be issued no later than 30 days after the Exchange Control Vesting Date. Upon the issuance of the Shares, Participant shall thereafter have all the rights of a shareholder of the Company with respect to such Shares, subject to the lock-up agreement described in Section 6 of the RSU Agreement.

Notwithstanding the foregoing, the Company reserves the right to (i) require that Participant sell all shares acquired under the Plan, either immediately upon receipt of such Shares or upon Termination of Participant’s Continuous Service Status, or (ii) settle the RSUs in cash, if it determines it is necessary or advisable to do so in light of regulatory requirements in Tanzania. In the event that the RSUs are settled in cash, the amount of the cash payment shall be based on the Fair Market Value of the Shares on the date the Shares would otherwise be issued to Participant.

Notifications

Exchange Control Notification. Approval from the Bank of Tanzania is required prior to the acquisition of Shares under the Plan. Participant should consult his or her personal legal advisor to ensure compliance with the applicable requirements.

THAILAND

Notifications

Exchange Control Notification.

Participants realizing US$50,000 or more in a single transaction from the sale of Shares issued to Participant following the vesting and settlement of RSUs must repatriate the proceeds to Thailand and then either convert such proceeds into Thai Baht or deposit the proceeds into a foreign currency account opened with any commercial bank in Thailand within 360 days of repatriation. Further, for repatriated proceeds of US$50,000 or more, Participant must provide details of the transaction (i.e., identification information and purpose of the transaction) to the receiving bank. If Participant fails to comply with these obligations, Participant may be subject to penalties assessed by the Bank of Thailand. Participant is personally responsible for complying with exchange control restrictions in Thailand.

Because exchange control regulations change frequently and without notice, Participant should consult his or her personal legal advisor to ensure compliance with applicable exchange control laws in Thailand.

TURKEY

Notifications

Securities Law Notification. The sale of Shares acquired under the Plan is not permitted within Turkey. The sale of Shares acquired under the Plan must occur outside of Turkey.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UGANDA

There are no country-specific provisions.

UKRAINE

Terms and Conditions

Termination. The following provision supplements Section 3 of the RSU Agreement:

Notwithstanding the foregoing sentence, for any RSUs that have satisfied the Time Condition but not the Performance Condition as of such termination date, the Company reserves the right to exchange the RSUs for a cash payment equivalent to the Fair Market Value of the Shares underlying the RSUs on the termination date; in such a case, Participant will have no further right to the RSUs or to any Shares.

Issuance of Shares. The following provision supplements Section 4 of the RSU Agreement:

Notwithstanding the foregoing, the Company reserves the right to (i) require that Participant sell all Shares underlying the RSUs, either immediately upon receipt of such Shares or upon Termination of Participant’s Continuous Service Status, or (ii) settle the RSUs in cash, if it determines it is necessary or advisable to do so in light of regulatory requirements in Ukraine. In the event that the RSUs are settled in cash, the amount of the cash payment shall be based on the Fair Market Value of the Shares on the date the Shares would otherwise be issued to Participant.

Notifications

Exchange Control Notification. Participant is responsible for complying with all applicable exchange control regulations in Ukraine. Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

UNITED ARAB EMIRATES

Terms and Conditions

Nature of Grant. This provision supplements Section 1 (“Nature of Grant”) of this Exhibit A:

Participant acknowledges that the RSUs and related benefits do not constitute a component of Participant’s “wages” for any legal purpose. Therefore, the RSUs and related benefits will not be included and/or considered for purposes of calculating any and all labor benefits, such as social insurance contributions and/or any other labor-related amounts which may be payable.

Notifications

Securities Law Notification. The RSU Agreement, the Notice, the Plan and other incidental communication materials concerning the RSUs are intended for distribution only to employees of the Company or its Subsidiaries. The Dubai Creative Clusters Authority (formerly known as the Dubai Technology and Media Free Zone Authority), Emirates Securities and Commodities Authority and/or the Central Bank of the United Arab Emirates has no responsibility for reviewing or verifying any documents in connection with the RSUs. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved these communications nor taken steps to verify the information set out in them, and have no responsibility for them.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Further, the Shares underlying the RSUs may be illiquid and/or subject to restrictions on their resale. Participant should conduct his or her own due diligence on the RSUs and the Shares. If Participant is in any doubt about any of the contents of the grant or other incidental documents, Participant should obtain independent professional advice.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following provision supplements Section 7 (“Responsibility for Taxes”) of the RSU Agreement:

Participant agrees to indemnify the Company and/or the Employer for all Tax-Related Items and authorizes the Company and/or the Employer to recover such amounts by any of the means set out in Section 7 of the RSU Agreement.

Section 431 Election. As a condition of participation in the Plan and the vesting of the RSUs, Participant agrees to enter into, jointly with the Employer, the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “restricted securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that Participant will not revoke such election at any time. This election will be to treat the Shares as if they were not restricted securities (for U.K. tax purposes only). Participant must enter into the form of election, attached to this Exhibit A, concurrent with accepting the RSU Agreement, or at such subsequent time as may be designated by the Company.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 431 Election for U.K. Participants

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Employee

whose National Insurance Number is

and

the Company (who is the Employee’s employer):

of Company Registration Number

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election. Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities:	All securities

Description of securities:	Shares of common stock

Name of issuer of securities:	Uber Technologies, Inc.

to be acquired by the Employee on or after the date of this Election under the terms of the Uber Technologies, Inc. 2013 Equity Incentive Plan.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Extent of Application

This election disapplies to:

S.431(1) ITEPA: All restrictions attaching to the securities

4.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
I. Signature (for and on behalf of the Company)	Date

Position in company

Note:    Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

URUGUAY

There are no country-specific provisions.

VENEZUELA

Terms and Conditions

Investment Representation. As a condition of the grant of the RSUs, Participant acknowledges and agrees that any Shares Participant may acquire upon vesting and settlement of the RSUs are acquired as, and intended to be, an investment rather than for the resale of the Shares and conversion of the Shares into foreign currency.

Notifications

Securities Law Notification. Participant has met the eligibility requirements set forth in the Plan. The offer of the RSUs and the Shares that may be issued under the Plan is personal, private, exclusive and non-transferable and is not subject to Venezuelan government securities regulation.

Exchange Control Notification. Venezuelan exchange control rules may apply in connection with Participant’s participation in the Plan and/or the transfer of cash proceeds into Venezuela. Following the sale of Shares acquired under the Plan, Participant may be subject to certain restrictions if Participant attempts to transfer such cash proceeds into Venezuela. Participant should consult with Participant’s personal legal advisor to determine Participant’s responsibilities under Venezuelan exchange control laws.

ZAMBIA

There are no country-specific provisions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

NOTICE OF STOCK APPRECIATION RIGHT GRANT

FOR PARTICIPANTS IN THE PHILIPPINES

Employee ID:

Name:

You have been granted a stock appreciation right (“SAR”) by Uber Technologies, Inc., a Delaware corporation (the “Company”), under the Company’s 2013 Equity Incentive Plan (the “Plan”), as follows (unless otherwise defined in this Notice of Stock Appreciation Right Grant for Participants in the Philippines (the “Notice”), the terms used in this Notice shall have the meanings defined in the Stock Appreciation Right Agreement for Participants in the Philippines including any country-specific terms and conditions (the “Agreement”) and the Plan):

Grant ID:

Date of Grant:

Exercise Price Per Share:	USD

Number of Shares Granted:

Total Exercise Price:	USD

Country at Grant:	Philippines

Expiration Date:

Vesting Commencement Date:

Vesting Schedule:

Exercise Schedule:	No SAR will become exercisable until the earlier to occur of: (i) the date that is the earlier of (a) six (6) months after the effective date of an initial public offering of the Company’s Shares (“IPO”) or (b) March 15 of the calendar year following the year in which the IPO was declared effective; and (ii) the date of an Acquisition or Other Combination; (any of the foregoing (i) and (ii) being an “Initial Date of Exercisability”). Only the number of SARs that have vested according to the Vesting Schedule above in this Notice will be exercisable at the Initial Date of Exercisability. All other SARs vested after the Initial Date of Exercisability will become exercisable once vested, subject to the provisions of the Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Termination Period:

Provided the SAR is vested and exercisable, upon Termination, you may exercise this SAR for thirty (30) days following your Termination Date or such period following your Termination Date as is set forth in Section 6 of the Agreement (but in no event later than the Expiration Date). If your Continuous Service Status terminates before the Initial Date of Exercisability, you may exercise the SAR to the extent it is vested on the Termination Date for thirty (30) days following the Initial Date of Exercisability or such other period following the Initial Date of Exercisability as is set forth in Section 6 of the Agreement (but in no event later than the Expiration Date). If the SAR is neither vested nor exercisable on the date your Termination of Continuous Service Status ends, the SAR shall be forfeited as of the Termination Date.

You are responsible for keeping track of these exercise periods following the Termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this SAR.

The SAR grant also shall be subject to any special terms and conditions for your country set forth in the Appendices, Exhibit A and Exhibit B, to the Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this SAR is granted under and governed by the terms and conditions of the Plan, the Agreement, including the Appendices, Exhibits A and B, each of which is attached to and made a part of this Notice.

In addition, you agree and acknowledge that your rights to vest in this SAR will be earned only as long as your Continuous Service Status continues, that the grant of this SAR is not consideration for services you rendered to the Company or its Subsidiary or Affiliate, and that nothing in this Notice or the attached documents confers upon you any right to continue your Continuous Service Status for any period, nor does it interfere in any way with your right or the right of the Company or its Subsidiary or Affiliate to terminate that relationship at any time, for any reason, with or without Cause. You agree and acknowledge that the Vesting/Exercise Schedules may change prospectively in the event that your service status changes in accordance with Company policies relating to provision of services and vesting of equity awards. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the United States Internal Revenue Service (“IRS”) under Section 409A of the U.S. Code. However, there is no guarantee that the IRS will agree with the valuation, and for U.S. taxpayers, by signing below, you agree and acknowledge that the Company shall not be held liable for any applicable costs, taxes, or penalties associated with this SAR if, in fact, the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IRS were to determine that this SAR constitutes deferred compensation under Section 409A of the Code. U.S. taxpayers should consult with their own tax advisor concerning the tax consequences of such a determination by the IRS and non-U.S. taxpayers should consult with their own tax advisor generally about the taxation of the SAR.

THE COMPANY:
UBER TECHNOLOGIES, INC.

By:
(signature)

Name:
Title:

Date:

PARTICIPANT:

(signature)

Address:

Date:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AGREEMENT

FOR PARTICIPANTS IN THE PHILIPPINES

1. Grant of SAR. Uber Technologies, Inc., a Delaware corporation (the “Company”), hereby grants to                              (“Participant”), a stock appreciation right (“SAR”) entitling Participant to a payment equal to any appreciation between the Exercise Price Per Share of the Company’s Common Stock (“Shares”) and the Fair Market Value of the Share on the date of exercise if conditions are met. This grant is subject to the terms, definitions and provisions of the Uber Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”), which is incorporated herein, this Stock Appreciation Right Agreement for Participants in the Philippines, including the country-specific terms and conditions contained in the Exhibit A and Exhibit B attached hereto (together, the “Agreement”) and the Notice of Stock Appreciation Right Grant for Participants in the Philippines (the “Notice”). Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2. Exercise of SAR. This SAR shall be exercisable during its term in accordance with the Vesting and Exercise Schedules set out in the Notice and with the provisions of Section 9 of the Plan as follows:

(a) Right to Exercise.

(i) In the event of Participant’s death, Disability or other Termination of Continuous Service Status, the exercisability of this SAR is governed by Section 6 below, subject to the limitations contained in this Section 2. For the purposes of this Agreement, Participant’s “Continuous Service Status” shall be deemed to terminate on the date on which Participant ceases to provide services to the Company, its Parent or one of its Subsidiaries or Affiliates, or, if earlier, the date on which Participant gives or receives notice of Termination of Participant’s employment or service relationship, unless the Committee in its absolute discretion determines otherwise (the “Termination Date”).

(ii) In no event may this SAR be exercised after the Expiration Date set forth in the Notice.

(b) Method of Exercise.

(i) Participant does not pay anything to exercise his or her SAR. This SAR shall be exercisable by Participation upon the execution and delivery of a notice of exercise provided by the Company or of any other form of written notice approved for such purpose by the Company which shall state Participant’s election to exercise this SAR and the number of Shares Participant wishes to exercise. Such written notice shall be signed by Participant and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(ii) As a condition to the exercise of this SAR and as further set forth in Section 8 of the Plan and Section 4 of this Agreement, Participant agrees to make adequate provision for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”).

(iii) This SAR shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise and the satisfaction of any applicable Tax-Related Items withholding obligations by Participant.

3. Settlement of SAR. Upon exercise of the SAR, Participant shall receive a payment in cash. Nothing within this Agreement and all related documents, exhibits or materials shall constitute and / or be construed as the making available, offering for subscription or purchase, or invitation to subscribe for or purchase securities.

4. Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or any Parent, Subsidiary or Affiliate, the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Parent, Subsidiary or Affiliate. Participant further acknowledges that the Company and/or the Parent, Subsidiary or Affiliate (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the SAR, including, but not limited to, the grant, vesting or exercise of the SAR; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the SAR to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, as applicable, Participant acknowledges that the Company and/or the Parent, Subsidiary or Affiliate may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Parent, Subsidiary or Affiliate to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Parent, Subsidiary or Affiliate, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by withholding from: (i) a cash payment paid by the Participant; and/or (ii) Participant’s wages or other cash compensation paid to Participant by the Company and/or the Parent, Subsidiary or Affiliate.

Finally, the Company may refuse to issue or deliver cash if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

5. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other SAR grant materials (“Data”) by and among, as applicable, the Company and any Parent, Subsidiary or Affiliate for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and any Parent, Subsidiary or Affiliate may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all SARs or any entitlement to SARs awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Participant understands that Data will be transferred to the Company’s escrow agent, designated broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, the Company’s designated broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Company or any Parent, Subsidiary or Affiliate will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant SARs or other awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

6. Termination of Relationship. Following the Termination Date, Participant may exercise this SAR only as set forth in the Notice and this Section 6. If Participant does not exercise this SAR within the Termination Period set forth in the Notice and herein, this SAR shall terminate in its entirety. In no event, may any SAR be exercised after the Expiration Date of this SAR as set forth in the Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Participant’s Termination Date, this SAR may not be exercised with respect to any Shares that are unvested on Participant’s Termination Date as determined pursuant to the Vesting and Exercise Schedules set forth in the Notice.

(a) Termination. In the event of Termination of Participant’s Continuous Service Status other than as a result of Participant’s Disability or death or for Cause, Participant may, to the extent Participant is vested in the SAR Shares, exercise this SAR during the Termination Period set forth in the Notice.

(b) Other Terminations. In connection with any Termination other than a Termination covered by Section 6(a), Participant may exercise this SAR only as described below and in the Notice:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(i) Termination upon Disability of Participant. In the event of Termination of Participant’s Continuous Service Status as a result of Participant’s Disability, Participant may, but only within six (6) months following the Termination Date, exercise this SAR to the extent Participant is vested in the SAR and the SAR is exercisable pursuant to the Notice. In the event of Termination of Participant’s Continuous Service Status as a result of Participant’s Disability before Participant’s SAR is exercisable pursuant to the Notice, Participant may exercise this SAR to the extent Participant is vested in the SAR on the Termination Date for a period of six (6) months following the date the SAR becomes exercisable pursuant to the Notice.

(ii) Death of Participant. In the event of Termination of Participant’s Continuous Service Status as a result of Participant’s death, or in the event of Participant’s death within thirty (30) days following Participant’s Termination Date, this SAR may be exercised at any time within twelve (12) months following the date of death (or, if earlier, the date Participant’s Continuous Service Status Terminated) by Participant’s estate or by a person who acquired the right to exercise this SAR by bequest or inheritance, but only to the extent Participant is vested in this SAR and the SAR is exercisable pursuant to the Notice. In the event of Termination of Participant’s Continuous Service Status as a result of Participant’s death before Participant’s SAR is exercisable pursuant to the Notice, or in the event of Participant’s death within thirty (30) days following Participant’s Termination Date but before Participant’s SAR is exercisable pursuant to the Notice, this SAR may be exercised at any time within twelve (12) months following the date the SAR becomes exercisable pursuant to the Notice by Participant’s estate or by a person who acquired the right to exercise this SAR by bequest or inheritance, but only to the extent Participant is vested in this SAR as of the Termination Date.

(iii) Termination for Cause. In the event of Termination of Participant’s Continuous Service Status for Cause, this SAR (including any vested portion thereof) shall immediately Terminate in its entirety upon first notification to Participant of such Termination for Cause. If Participant’s Continuous Service Status is suspended pending an investigation of whether Participant’s Continuous Service Status will be terminated for Cause, all Participant’s rights under this SAR, including the right to exercise this SAR, shall be suspended during the investigation period.

7. Non-Transferability of SAR. This SAR may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by him or her. The terms of this SAR shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

8. Effect of Agreement. Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the SAR terms), and hereby accepts this SAR and agrees to be bound by its contractual terms as set forth herein and in the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this SAR. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

9. Miscellaneous.

(a) Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

(b) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(d) Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(e) Language. If Participant has received this Agreement, or any other document related to the SAR and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(g) Appendix. Notwithstanding any provisions in this Agreement, the SAR grant shall be subject to any special terms and conditions set forth in the Appendix for Country-Specific Terms and Conditions (“Exhibit A” and “Exhibit B”) to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in Exhibit A or Exhibit B, the special terms and conditions for such country will apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Exhibit A and Exhibit B constitute part of this Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(h) Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan and on the SAR, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

(i) Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other Participant.

(j) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or at time of transmission if sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, or forty-eight (48) hours after being deposited with an express courier, or at the time an electronic confirmation of receipt is received if delivery is by email, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier.

(k) Counterparts. This SAR Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(l) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Participant under this Agreement may not be assigned without the prior written consent of the Company.

[Signature Page Follows]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed or, in the case of the Company, caused this Agreement to be executed by its officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice.

THE COMPANY:
UBER TECHNOLOGIES, INC.

By:
(signature)

Name:
Title:

PARTICIPANT:

(signature)

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT A

COUNTRY-SPECIFIC TERMS AND CONDITIONS

FOR EMPLOYEES OUTSIDE THE U.S.

Terms and Conditions

This Exhibit A includes additional terms and conditions that govern the SAR granted to Participant under the Plan if Participant is an employee and resides and/or works in one of the countries listed below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement to which this Exhibit A is attached.

If Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, changes employment status to a consultant position, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Participant.

In accepting this SAR, Participant acknowledges, understands and agrees that:

a. the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

b. the grant of the SAR is voluntary and occasional and does not create any contractual or other right to receive future grants of SARs, or benefits in lieu of SARs, even if SARs have been granted in the past;

c. all decisions with respect to future SAR or other grants, if any, will be at the sole discretion of the Company;

d. the SAR grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, or, if different, Participant’s employer (the “Employer”), or any Parent, Subsidiary or Affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Parent, Subsidiary or Affiliate of the Company, as applicable, to terminate Participant’s Continuous Service Status;

e. Participant is voluntarily participating in the Plan;

f. the SAR and income from the value of the SAR is not intended to replace any pension rights or compensation;

g. the SAR and income from the value of the SAR are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

h. the future value of the SAR is unknown, indeterminable, and cannot be predicted with certainty;

i. if the Company’s Shares do not increase in value, the SAR will have no value;

j. no claim or entitlement to compensation or damages shall arise from forfeiture of the SAR resulting from the Termination of Participant’s Continuous Service Status (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the SAR to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any of its Subsidiaries or Affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, its Subsidiaries and Affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

k. for purposes of the SAR, Participant’s Continuous Service Status will be considered Terminated as of the date Participant is no longer actively providing services to the Company or one of its Subsidiaries or Affiliates (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) or if earlier, when notice of Termination is given, and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Participant’s right to vest in the SAR under the Plan, if any, will terminate as of such Termination Date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any); and (ii) the period (if any) during which Participant may exercise the SAR after such Termination of Participant’s Continuous Service Status will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Participant is Terminated for purposes of his or her SAR grant (including whether Participant may still be considered to be providing services while on a leave of absence;

l. unless otherwise provided in the Plan or by the Company in its discretion, the SAR and the benefits evidenced by this Agreement do not create any entitlement to have the SAR or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

m. the SAR and income from the value of the SAR are not part of normal or expected compensation or salary for any purpose; and

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

n. neither the Company, the Employer nor any Subsidiary or Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the SAR or of any amounts due to Participant pursuant to the exercise of the SAR.

Notifications

This Exhibit A also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of September 2014. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date by the time Participant vests in or exercises this SAR.

In addition, the information contained in this Exhibit A is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Participant understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Participant in the same manner.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

PHILIPPINES

No country-specific provisions apply.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT B

COUNTRY-SPECIFIC TERMS AND CONDITIONS

FOR CONSULTANTS OUTSIDE THE U.S.

Terms and Conditions

This Exhibit B includes additional terms and conditions that govern the SAR granted to Participant under the Plan if Participant is a consultant and resides and/or works in one of the countries listed below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement to which this Exhibit B is attached.

If Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, changes status as a consultant to become an employee or director, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Participant.

In accepting this SAR, Participant acknowledges, understands and agrees that:

a. the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

b. the grant of the SAR is voluntary and occasional and does not create any contractual or other right to receive future grants of SARs, or benefits in lieu of SARs, even if SARs have been granted in the past;

c. all decisions with respect to future SAR or other grants, if any, will be at the sole discretion of the Company;

d. the SAR grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company or any Parent, Subsidiary or Affiliate of the Company, and shall not interfere with the ability of the Company, or any Parent, Subsidiary or Affiliate of the Company, as applicable, to terminate Participant’s service relationship (if any);

e. Participant is voluntarily participating in the Plan;

f. the SAR and income from the value of the SAR are not intended to replace any pension rights or compensation;

g. the SAR and income from the value of the SAR are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

h. the future value of the SAR is unknown, indeterminable, and cannot be predicted with certainty;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

i. if the Company’s Shares do not increase in value, the SAR will have no value;

j. no claim or entitlement to compensation or damages shall arise from forfeiture of the SAR resulting from the Termination of Participant’s Continuous Service Status (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant provides services or the terms of Participant’s service agreement, if any), and in consideration of the grant of the SAR to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any of its Subsidiaries or Affiliates, waives his or her ability, if any, to bring any such claim, and releases the Company, its Subsidiaries and Affiliates from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

k. for purposes of the SAR, Participant’s Continuous Service Status will be considered Terminated as of the date Participant is no longer actively providing services to the Company or one of its Subsidiaries or Affiliates (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s service agreement, if any) or if earlier, when notice of Termination is given, and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Participant’s right to vest in the SAR under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant provides services or the terms of Participant’s service agreement, if any); and (ii) the period (if any) during which Participant may exercise the SAR after such Termination of Participant’s Continuous Service Status will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant provides services or terms of Participant’s service agreement, if any; the Committee shall have the exclusive discretion to determine when Participant is Terminated for purposes of his or her SAR grant (including whether Participant may still be considered to be providing services while on a leave of absence;

l. unless otherwise provided in the Plan or by the Company in its discretion, the SAR and the benefits evidenced by this Agreement do not create any entitlement to have the SAR or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

m. the SAR and income from the value of the SAR are not part of normal or expected compensation or salary for any purpose; and

n. neither the Company, nor any Subsidiary or Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the SAR or of any amounts due to Participant pursuant to the exercise of the SAR.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Notifications

This Exhibit B also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of September 2014. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date by the time Participant vests in or exercises this SAR.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Participant understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Participant in the same manner.

PHILIPPINES

No country-specific provisions apply.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

NOTICE OF STOCK APPRECIATION RIGHT GRANT

FOR PARTICIPANTS IN MALAYSIA, THAILAND, AND VIETNAM

Employee ID:

Name:

You have been granted a stock appreciation right (“SAR”) by Uber Technologies, Inc., a Delaware corporation (the “Company”), under the Company’s 2013 Equity Incentive Plan (the “Plan”), as follows (unless otherwise defined in this Notice of Stock Appreciation Right Grant for Participants in Malaysia, Thailand, and Vietnam (the “Notice”), the terms used in this Notice shall have the meanings defined in the Stock Appreciation Right Agreement for Participants in Malaysia, Thailand and Vietnam including any country-specific terms and conditions (the “Agreement”) and the Plan):

Grant ID:

Date of Grant:

Exercise Price Per Share:	USD

Number of Shares Granted:

Total Exercise Price:	USD

Country at Grant:

Expiration Date:

Vesting Commencement Date:

Vesting Schedule:

Exercise Schedule:	No SAR will become exercisable until the earlier to occur of: (i) the date that is six (6) months after the effective date of an initial public offering of the Company’s Shares (“IPO”), and (ii) the date of an Acquisition or Other Combination; (any of the foregoing (i) and (ii) being an “Initial Date of Exercisability”). Only the number of SARs that have vested according to the Vesting Schedule above in this Notice will be exercisable at the Initial Date of Exercisability. All other SARs vested after the Initial Date of Exercisability will become exercisable once vested, subject to the provisions of the Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Termination Period:

Provided the SAR is vested and exercisable, upon Termination, you may exercise this SAR for thirty (30) days following your Termination Date or such period following your Termination Date as is set forth in Section 6 of the Agreement (but in no event later than the Expiration Date). If your Continuous Service Status terminates before the Initial Date of Exercisability, you may exercise the SAR to the extent it is vested on the Termination Date for thirty (30) days following the Initial Date of Exercisability or such other period following the Initial Date of Exercisability as is set forth in Section 6 of the Agreement (but in no event later than the Expiration Date). If the SAR is neither vested nor exercisable on the date your Termination of Continuous Service Status ends, the SAR shall be forfeited as of the Termination Date.

You are responsible for keeping track of these exercise periods following the Termination of your Continuous Service Status for any reason. The Company will not provide further notice of such periods.

Transferability:	You may not transfer this SAR.

The SAR grant also shall be subject to any special terms and conditions for your country set forth in the Appendices, Exhibit A and Exhibit B, to the Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this SAR is granted under and governed by the terms and conditions of the Plan, the Agreement, including the Appendices, Exhibits A and B, each of which is attached to and made a part of this Notice.

In addition, you agree and acknowledge that your rights to vest in this SAR will be earned only as long as your Continuous Service Status continues, that the grant of this SAR is not consideration for services you rendered to the Company or its Subsidiary or Affiliate, and that nothing in this Notice or the attached documents confers upon you any right to continue your Continuous Service Status for any period, nor does it interfere in any way with your right or the right of the Company or its Subsidiary or Affiliate to terminate that relationship at any time, for any reason, with or without Cause. You agree and acknowledge that the Vesting/Exercise Schedules may change prospectively in the event that your service status changes in accordance with Company policies relating to provision of services and vesting of equity awards. Also, to the extent applicable, the Exercise Price Per Share has been set in good faith compliance with the applicable guidance issued by the United States Internal Revenue Service (“IRS”) under Section 409A of the U.S. Code. However, there is no guarantee that the IRS will agree with the valuation, and for U.S. taxpayers, by signing below, you agree and acknowledge that the Company shall not be held liable for any applicable costs, taxes, or penalties associated with this SAR if, in fact, the IRS were to determine that this SAR constitutes deferred compensation under Section 409A of the Code. U.S. taxpayers should consult with their own tax advisor concerning the tax consequences of such a determination by the IRS and non-U.S. taxpayers should consult with their own tax advisor generally about the taxation of the SAR.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

THE COMPANY:

UBER TECHNOLOGIES, INC.

By:
(signature)
Name:
Title:

Date:

PARTICIPANT:

(signature)

Address:

Date:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

UBER TECHNOLOGIES, INC.

2013 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AGREEMENT

FOR PARTICIPANTS IN MALAYSIA, THAILAND AND VIETNAM

1. Grant of SAR. Uber Technologies, Inc., a Delaware corporation (the “Company”), hereby grants to «Employee» (“Participant”), a stock appreciation right (“SAR”) entitling Participant to a payment equal to any appreciation between the Exercise Price Per Share of the Company’s Common Stock (“Shares”) and the Fair Market Value of the Share on the date of exercise if conditions are met. This grant is subject to the terms, definitions and provisions of the Uber Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”), which is incorporated herein, this Stock Appreciation Right Agreement for Participants in Malaysia, Thailand and Vietnam, including the country-specific terms and conditions contained in the Exhibit A and Exhibit B attached hereto (together, the “Agreement”) and the Notice of Stock Appreciation Right Grant for Participants in Malaysia, Thailand and Vietnam (the “Notice”). Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2. Exercise of SAR. This SAR shall be exercisable during its term in accordance with the Vesting and Exercise Schedules set out in the Notice and with the provisions of Section 9 of the Plan as follows:

(a) Right to Exercise.

(i) The SAR may not be exercised for a fraction of a Share.

(ii) In the event of Participant’s death, Disability or other Termination of Continuous Service Status, the exercisability of this SAR is governed by Section 6 below, subject to the limitations contained in this Section 2. For the purposes of this Agreement, Participant’s “Continuous Service Status” shall be deemed to terminate on the date on which Participant ceases to provide services to the Company, its Parent or one of its Subsidiaries or Affiliates, or, if earlier, the date on which Participant gives or receives notice of Termination of Participant’s employment or service relationship, unless the Committee in its absolute discretion determines otherwise (the “Termination Date”).

(iii) In no event may this SAR be exercised after the Expiration Date set forth in the Notice.

(b) Method of Exercise.

(i) Participant does not pay anything to exercise his or her SAR. This SAR shall be exercisable by Participation upon the execution and delivery of a notice of exercise provided by the Company or of any other form of written notice approved for such purpose by the Company which shall state Participant’s election to exercise this SAR and the number of Shares Participant wishes to exercise. Such written notice shall be signed by Participant and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(ii) As a condition to the exercise of this SAR and as further set forth in Section 8 of the Plan and Section 4 of this Agreement, Participant agrees to make adequate provision for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”).

(iii) This SAR shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise and the satisfaction of any applicable Tax-Related Items withholding obligations by Participant.

3. Settlement of SAR. Upon exercise of the SAR, Participant shall receive a payment in cash; however, the Company reserves the right to settle such payment in the form of a number of Shares (based upon the Fair Market Value of the Shares on the exercise date) upon written notification to Participant, if both of the following conditions are satisfied: (a) the Committee has decided that the SAR is to be settle in Shares and (b) settling in Shares does not violate and is in compliance with applicable securities and exchange control laws with such compliance determined by the Company in consultation with its legal counsel. Until and unless Uber expressly notifies the Participant in writing of its intention to settle the SAR in Shares, nothing within this Agreement and all related documents, exhibits or materials shall constitute and / or be construed as the making available, offering for subscription or purchase, or invitation to subscribe for or purchase securities.

4. Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or any Parent, Subsidiary or Affiliate, the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Parent, Subsidiary or Affiliate. Participant further acknowledges that the Company and/or the Parent, Subsidiary or Affiliate (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the SAR, including, but not limited to, the grant, vesting or exercise of the SAR, the subsequent sale of Shares acquired pursuant to such exercise (if applicable) and the receipt of any dividends (if applicable); and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the SAR to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, as applicable, Participant acknowledges that the Company and/or the Parent, Subsidiary or Affiliate may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Parent, Subsidiary or Affiliate to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Parent, Subsidiary or Affiliate, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by withholding from: (i) a cash payment paid by the Participant; and/or (ii) Participant’s wages or other cash compensation paid to Participant by the Company and/or the Parent, Subsidiary or Affiliate. Should the SAR be settled in Shares, Participant authorizes the Company and/or the Parent, Subsidiary or Affiliate, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by withholding from (i) proceeds of the sale of Shares acquired at exercise of the SAR through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent; and/or (ii) if approved by the Committee,

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

the Shares to be issued upon exercise having a Fair Market Value equal to the minimum amount of Tax-Related Items required to be withheld. If the Company withholds or accounts for Tax-Related Items by withholding from the proceeds of the sale of Shares, the Company may consider and apply the maximum applicable rate in the country, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the exercised SARs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

Finally, the Company may refuse to issue or deliver cash, Shares or the proceeds of the sale of Shares, if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

5. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other SAR grant materials (“Data”) by and among, as applicable, the Company and any Parent, Subsidiary or Affiliate for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and any Parent, Subsidiary or Affiliate may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all SARs or any entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to the Company’s escrow agent, designated broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, the Company’s designated broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Company or any Parent, Subsidiary or Affiliate will not be

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant SARs or other awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

6. Termination of Relationship. Following the Termination Date, Participant may exercise this SAR only as set forth in the Notice and this Section 6. If Participant does not exercise this SAR within the Termination Period set forth in the Notice and herein, this SAR shall terminate in its entirety. In no event, may any SAR be exercised after the Expiration Date of this SAR as set forth in the Notice. Notwithstanding any provision in the Plan or this Agreement to the contrary, on or after Participant’s Termination Date, this SAR may not be exercised with respect to any Shares that are unvested on Participant’s Termination Date as determined pursuant to the Vesting and Exercise Schedules set forth in the Notice.

(a) Termination. In the event of Termination of Participant’s Continuous Service Status other than as a result of Participant’s Disability or death or for Cause, Participant may, to the extent Participant is vested in the SAR Shares, exercise this SAR during the Termination Period set forth in the Notice.

(b) Other Terminations. In connection with any Termination other than a Termination covered by Section 6(a), Participant may exercise this SAR only as described below and in the Notice:

(i) Termination upon Disability of Participant. In the event of Termination of Participant’s Continuous Service Status as a result of Participant’s Disability, Participant may, but only within six (6) months following the Termination Date, exercise this SAR to the extent Participant is vested in the SAR and the SAR is exercisable pursuant to the Notice. In the event of Termination of Participant’s Continuous Service Status as a result of Participant’s Disability before Participant’s SAR is exercisable pursuant to the Notice, Participant may exercise this SAR to the extent Participant is vested in the SAR on the Termination Date for a period of six (6) months following the date the SAR becomes exercisable pursuant to the Notice.

(ii) Death of Participant. In the event of Termination of Participant’s Continuous Service Status as a result of Participant’s death, or in the event of Participant’s death within thirty (30) days following Participant’s Termination Date, this SAR may be exercised at any time within twelve (12) months following the date of death (or, if earlier, the date Participant’s Continuous Service Status Terminated) by Participant’s estate or by a person who acquired the right to exercise this SAR by bequest or inheritance, but only to the extent Participant is vested in this SAR and the SAR is exercisable pursuant to the Notice. In the event of Termination of Participant’s Continuous Service Status as a result of Participant’s death before Participant’s SAR is exercisable pursuant to the Notice, or in the event of Participant’s death within thirty (30) days following Participant’s Termination Date but before Participant’s SAR is exercisable pursuant to the Notice, this SAR may be exercised at any time within twelve (12) months following the date the SAR becomes exercisable pursuant to the Notice by Participant’s estate or by a person who acquired the right to exercise this SAR by bequest or inheritance, but only to the extent Participant is vested in this SAR as of the Termination Date.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(iii) Termination for Cause. In the event of Termination of Participant’s Continuous Service Status for Cause, this SAR (including any vested portion thereof) shall immediately Terminate in its entirety upon first notification to Participant of such Termination for Cause. If Participant’s Continuous Service Status is suspended pending an investigation of whether Participant’s Continuous Service Status will be terminated for Cause, all Participant’s rights under this SAR, including the right to exercise this SAR, shall be suspended during the investigation period.

7. Non-Transferability of SAR. This SAR may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by him or her. The terms of this SAR shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

8. Effect of Agreement. Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the SAR terms), and hereby accepts this SAR and agrees to be bound by its contractual terms as set forth herein and in the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this SAR. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.

9. Miscellaneous.

(a) Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

(b) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice to which this Agreement is attached and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(e) Language. If Participant has received this Agreement, or any other document related to the SAR and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(g) Appendix. Notwithstanding any provisions in this Agreement, the SAR grant shall be subject to any special terms and conditions set forth in the Appendix for Country-Specific Terms and Conditions (“Exhibit A” and “Exhibit B”) to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in Exhibit A or Exhibit B, the special terms and conditions for such country will apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Exhibit A and Exhibit B constitute part of this Agreement.

(h) Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan and on the SAR, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

(i) Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other Participant.

(j) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or at time of transmission if sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, or forty-eight (48) hours after being deposited with an express courier, or at the time an electronic confirmation of receipt is received if delivery is by email, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice. Any notice for delivery outside the United States will be sent by email, facsimile or by express courier.

(k) Counterparts. This SAR Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(l) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Participant under this Agreement may not be assigned without the prior written consent of the Company.

[Signature Page Follows]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties have executed or, in the case of the Company, caused this Agreement to be executed by its officers thereunto duly authorized, effective as of the Date of Grant set forth in the accompanying Notice.

THE COMPANY:

UBER TECHNOLOGIES, INC.

By:
(signature)

Name:
Title:

PARTICIPANT:

(signature)

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT A

COUNTRY-SPECIFIC TERMS AND CONDITIONS

FOR EMPLOYEES OUTSIDE THE U.S.

Terms and Conditions

This Exhibit A includes additional terms and conditions that govern the SAR granted to Participant under the Plan if Participant is an employee and resides and/or works in one of the countries listed below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement to which this Exhibit A is attached.

If Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, changes employment status to a consultant position, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Participant.

In accepting this SAR, Participant acknowledges, understands and agrees that:

a. the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

b. the grant of the SAR is voluntary and occasional and does not create any contractual or other right to receive future grants of SARs, or benefits in lieu of SARs, even if SARs have been granted in the past;

c. all decisions with respect to future SAR or other grants, if any, will be at the sole discretion of the Company;

d. the SAR grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, or, if different, Participant’s employer (the “Employer”), or any Parent, Subsidiary or Affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Parent, Subsidiary or Affiliate of the Company, as applicable, to terminate Participant’s Continuous Service Status;

e. Participant is voluntarily participating in the Plan;

f. the SAR and income from the value of the SAR is not intended to replace any pension rights or compensation;

g. the SAR and income from the value of the SAR are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

h. the future value of the SAR is unknown, indeterminable, and cannot be predicted with certainty;

i. if the Company’s Shares do not increase in value, the SAR will have no value;

j. if Participant exercises the SAR and acquires Shares, the value of such Shares may increase or decrease in value, even below the exercise price;

k. no claim or entitlement to compensation or damages shall arise from forfeiture of the SAR resulting from the Termination of Participant’s Continuous Service Status (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any), and in consideration of the grant of the SAR to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any of its Subsidiaries or Affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, its Subsidiaries and Affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

l. for purposes of the SAR, Participant’s Continuous Service Status will be considered Terminated as of the date Participant is no longer actively providing services to the Company or one of its Subsidiaries or Affiliates (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any) or if earlier, when notice of Termination is given, and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Participant’s right to vest in the SAR under the Plan, if any, will terminate as of such Termination Date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any); and (ii) the period (if any) during which Participant may exercise the SAR after such Termination of Participant’s Continuous Service Status will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement, if any; the Committee shall have the exclusive discretion to determine when Participant is Terminated for purposes of his or her SAR grant (including whether Participant may still be considered to be providing services while on a leave of absence;

m. unless otherwise provided in the Plan or by the Company in its discretion, the SAR and the benefits evidenced by this Agreement do not create any entitlement to have the SAR or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

n. the SAR and income from the value of the SAR are not part of normal or expected compensation or salary for any purpose; and

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

o. neither the Company, the Employer nor any Subsidiary or Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the SAR or of any amounts due to Participant pursuant to the exercise of the SAR or the subsequent sale of any Shares acquired upon exercise.

Notifications

This Exhibit A also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of September 2014. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date by the time Participant vests in or exercises this SAR.

In addition, the information contained in this Exhibit A is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Participant understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Participant in the same manner.

MALAYSIA

Notifications

Director Notification Requirement. If Participant is a director of a Malaysian Subsidiary, Participant is subject to certain notification requirements under the Malaysian Companies Act 1965. Among these requirements is an obligation to notify the Malaysian Subsidiary in writing when Participant receives or disposes of an interest (e.g., SARs) in the Company or any related company. This notification must be made within 14 days of receiving or disposing of any interest in the Company or any related company.

THAILAND

No country-specific provisions apply.

VIETNAM

Should the Committee decide to settle the SAR in Shares, Participant agrees to immediately sell all Shares to be issued to the Participant upon exercise and the proceeds of sale, less any Tax-Related Items and broker’s fees and commissions, will be remitted to Participant.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT B

COUNTRY-SPECIFIC TERMS AND CONDITIONS

FOR CONSULTANTS OUTSIDE THE U.S.

Terms and Conditions

This Exhibit B includes additional terms and conditions that govern the SAR granted to Participant under the Plan if Participant is a consultant and resides and/or works in one of the countries listed below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement to which this Exhibit B is attached.

If Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, changes status as a consultant to become an employee or director, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Participant.

In accepting this SAR, Participant acknowledges, understands and agrees that:

a. the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

b. the grant of the SAR is voluntary and occasional and does not create any contractual or other right to receive future grants of SARs, or benefits in lieu of SARs, even if SARs have been granted in the past;

c. all decisions with respect to future SAR or other grants, if any, will be at the sole discretion of the Company;

d. the SAR grant and Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company or any Parent, Subsidiary or Affiliate of the Company, and shall not interfere with the ability of the Company, or any Parent, Subsidiary or Affiliate of the Company, as applicable, to terminate Participant’s service relationship (if any);

e. Participant is voluntarily participating in the Plan;

f. the SAR and income from the value of the SAR are not intended to replace any pension rights or compensation;

g. the SAR and income from the value of the SAR are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

h. the future value of the SAR is unknown, indeterminable, and cannot be predicted with certainty;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

i. if the Company’s Shares do not increase in value, the SAR will have no value;

j. if Participant exercises the SAR and acquires Shares, the value of such Shares may increase or decrease in value, even below the exercise price;

k. no claim or entitlement to compensation or damages shall arise from forfeiture of the SAR resulting from the Termination of Participant’s Continuous Service Status (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant provides services or the terms of Participant’s service agreement, if any), and in consideration of the grant of the SAR to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any of its Subsidiaries or Affiliates, waives his or her ability, if any, to bring any such claim, and releases the Company, its Subsidiaries and Affiliates from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

l. for purposes of the SAR, Participant’s Continuous Service Status will be considered Terminated as of the date Participant is no longer actively providing services to the Company or one of its Subsidiaries or Affiliates (regardless of the reason for such Termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s service agreement, if any) or if earlier, when notice of Termination is given, and unless otherwise expressly provided in this Agreement or determined by the Company, (i) Participant’s right to vest in the SAR under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant provides services or the terms of Participant’s service agreement, if any); and (ii) the period (if any) during which Participant may exercise the SAR after such Termination of Participant’s Continuous Service Status will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant provides services or terms of Participant’s service agreement, if any; the Committee shall have the exclusive discretion to determine when Participant is Terminated for purposes of his or her SAR grant (including whether Participant may still be considered to be providing services while on a leave of absence;

m. unless otherwise provided in the Plan or by the Company in its discretion, the SAR and the benefits evidenced by this Agreement do not create any entitlement to have the SAR or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

n. the SAR and income from the value of the SAR are not part of normal or expected compensation or salary for any purpose; and

o. neither the Company, nor any Subsidiary or Affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the SAR or of any amounts due to Participant pursuant to the exercise of the SAR or the subsequent sale of any Shares acquired upon exercise, if applicable.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Notifications

This Exhibit B also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of September 2014. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date by the time Participant vests in or exercises this SAR.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Participant understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Participant in the same manner.

MALAYSIA

Notifications

Director Notification Requirement. If Participant is a director of a Malaysian Subsidiary, Participant is subject to certain notification requirements under the Malaysian Companies Act 1965. Among these requirements is an obligation to notify the Malaysian Subsidiary in writing when Participant receives or disposes of an interest (e.g., SARs) in the Company or any related company. This notification must be made within 14 days of receiving or disposing of any interest in the Company or any related company.

THAILAND

No country-specific provisions apply.

VIETNAM

Should the Committee decide to settle the SAR in Shares, Participant agrees to immediately sell all Shares to be issued to the Participant upon exercise and the proceeds of sale, less any Tax-Related Items and broker’s fees and commissions, will be remitted to Participant.